UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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VISHAY INTERTECHNOLOGY INC.
(Name of Registrant as Specified in Its Charter)
_____________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISHAY INTERTECHNOLOGY, INC.
63 LANCASTER AVENUE
MALVERN, PENNSYLVANIA 19355

April 8, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Vishay Intertechnology, Inc., to be held at 9:00 a.m., U.S. eastern time, on Monday, May 18, 2026.

Vishay has adopted a virtual annual meeting in 2026. The annual meeting will be accessible to stockholders via the Internet at www.virtualshareholdermeeting.com/VSH2026. To participate, stockholders will need the control number included on the attached Notice of Annual Meeting of Stockholders, on your proxy card, or on your voting instruction form. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting or ask questions during the virtual event.

During the annual meeting, we will discuss each item of business described in the attached Notice of Annual Meeting of Stockholders and proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Vishay.  We hope you will be able to attend the virtual annual meeting.  Whether or not you expect to attend the virtual annual meeting, and regardless of the number of shares you own, it is important that your shares are represented and voted at the annual meeting.  Therefore, you are encouraged to sign, date, and return the enclosed proxy card in the return envelope provided, or follow the instructions to vote online, so that your shares will be represented and voted at the annual meeting.

Sincerely,
Marc Zandman
Executive Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held May 18, 2026.

The following materials, also included with this Notice, are available for viewing on the Internet:
Proxy Statement for the 2026 Annual Meeting of Stockholders
2025 Annual Report to Stockholders
To view these materials, visit ir.vishay.com.

VISHAY INTERTECHNOLOGY, INC.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

MONDAY, MAY 18, 2026
Virtual Shareholder Meeting
www.virtualshareholdermeeting.com/VSH2026

ITEMS OF BUSINESS:

1. the election of four Class II directors to hold office until the 2029 Annual Meeting of Stockholders;
2. the ratification of Deloitte & Touche LLP as our independent registered public accounting firm;
3. the advisory vote on the compensation of our named executive officers;
4. the approval of Amendment No. 1 to the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan; and
5. such other business as may be brought properly before the meeting.

ADJOURNMENTS AND POSTPONEMENTS:

Any action on the items of business described above may be considered at the virtual annual meeting at the time and on the date specified above or at any time and date to which the 2026 Annual Meeting of Stockholders (the "Annual Meeting") may be properly adjourned or postponed.

RECORD DATE:

The stockholders of record at the close of business on April 6, 2026, will be entitled to vote at the virtual annual meeting or at any adjournment thereof.

VOTING:

Whether or not you expect to participate in the online meeting, please complete, date, and sign the enclosed proxy card and return it without delay in the enclosed envelope which requires no additional postage if mailed in the United States. If you are enrolled in our electronic proxy materials delivery service and received these proxy materials via the Internet, you will need to follow the procedures for online voting to vote your shares.

By Order of the Board of Directors,

Peter Henrici
Corporate Secretary

Malvern, Pennsylvania
April 8, 2026

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2026 Proxy Statement | Summary	Table of Contents

Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Meeting Information

Date and Time	Meeting Location	Record Date	Voting
Monday, May 18, 2026, at 9:00 a.m. U.S. eastern time	Virtual Shareholder Meeting www.virtualshareholdermeeting.com/VSH2026	April 6, 2026	Each share of common stock will be entitled to one vote and each share of Class B common stock will be entitled to 10 votes with respect to each matter to be voted on at the 2026 Annual Meeting.

Voting Matters
PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
①	The election of four Class II directors to hold office until the 2029 Annual Meeting of Stockholders	FOR ALL	19
②	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	FOR	23
③	The advisory vote to approve the compensation of our named executive officers	FOR	62
④	The approval of Amendment No. 1 to the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan (the "2023 Plan")	FOR	63

Class II Director Nominees

							COMMITTEE OF THE BOARD
NAME	AGE	DIRECTOR SINCE	TERM EXPIRING	OCCUPATION	QUALIFICATIONS	INDEPENDENT	A	NCG	CC
Michael J. Cody	76	2018	2029	Retired VP - Corporate Development, Raytheon Company	Leadership, Complementary Industry, Finance, M&A	✓	M	M
Dr. Abraham Ludomirski	74	2003	2029	Founder and Managing Director of Vitalife Fund	Leadership, Complementary Industry, Finance, Global	✓		C	M
John Malvisi	67	2023	2029	Retired Senior Audit Partner, Deloitte & Touche LLP	Leadership, Finance, M&A	✓	C(FE)
Raanan Zilberman	65	2017	2029	Retired President and CEO of multiple international companies	Leadership, Electronics Industry, Company, Global, M&A	✓	M	M

A	Audit Committee
NCG	Nominating and Corporate Governance Committee
CC	Compensation Committee
C	Committee Chair
M	Committee Member
(FE)	Financial Expert

The Board of Directors recommends that you vote FOR ALL nominees listed above (see Proposal One).
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Summary	Table of Contents

Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

As previously reported on the Company’s Current Report on Form 8-K, filed with the SEC on January 9, 2026, the Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. The process included consideration of, among other things, external auditor independence, capability, effectiveness and efficiency of audit services, the qualifications and experience of the lead engagement partner and proposed team, results from management and Audit Committee performance assessments, performance in Public Company Accounting Oversight Board assessments, technological capabilities, and the relative benefits of tenure versus fresh perspective. Ernst & Young LLP, which had served as our independent registered public accounting firm since 1968, was invited to participate in this process. Following the review and evaluation of proposals from the firms participating in that process, and after careful consideration of each firm’s demonstrated qualifications, the Audit Committee approved the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026. The Board believes that the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026 is in the best interests of the Company and our stockholders and recommends that stockholders ratify the appointment of Deloitte & Touche LLP.

Accordingly, the Board of Directors recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (see Proposal Two).

Advisory Vote to Approve Named Executive Officer Compensation

As part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Congress adopted Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") pursuant to which the Board is giving our stockholders an opportunity to approve on an advisory, or non-binding, basis, the compensation of our Named Executive Officers, as disclosed in this proxy statement.

The Compensation Committee of the Board of Directors is responsible for establishing and approving the compensation of our executive officers, including our Chief Executive Officer and other Named Executive Officers, and administering Vishay's incentive compensation and equity-based plans.
As discussed in greater detail in "Executive Compensation – Compensation Discussion and Analysis," Vishay's compensation programs are designed to support our business goals and promote the short- and long-term profitable growth of the Company. The compensation program is structured to help recruit, retain, and motivate key employees who can function effectively both in periods of recession and economic upturn.

The compensation arrangements are designed to provide an incentive for positive performance and discourage inappropriate risk-taking.  The compensation arrangements vary among our Named Executive Officers, but generally include:

A market-competitive base salary	Cash incentive compensation a portion of which is based on Company-wide achievements and another portion of which is based on personal achievements, with a cap to discourage inappropriate risk-taking	Equity-based compensation a portion of which vests only upon the achievement of three-year performance metrics and the balance which vests ratably over a three-year period.

Deferred cash compensation and retirement benefits generally payable at retirement / termination of employment	Deferred equity compensation in the form of phantom stock units payable at retirement / termination of employment for one of our Named Executive Officers	Perquisites and other personal benefits

This proxy statement includes a comprehensive "Summary Compensation Table" that presents compensation earned by our Named Executive Officers in accordance with Securities and Exchange Commission ("SEC") rules. Some of the compensation reported in the Summary Compensation Table, including certain equity-based compensation, deferred cash compensation, retirement benefits, and phantom stock units, has not yet been realized by the executives, and in the case of equity-compensation measured on the grant date, might never be fully realized.

The Board of Directors believes that our executive compensation program is appropriately designed to support the Company's long-term success by achieving the following objectives: attracting and retaining talented senior executives, tying executive pay to Company and individual performance, supporting our annual and long-term business strategies, and aligning executives' interests with those of our stockholders. Accordingly, the Board of Directors recommends that you vote FOR approval of the compensation of our Named Executive Officers (see Proposal Three).

Approval of Amendment No. 1 to the 2023 Plan

The Board of Directors has approved, and is submitting to the stockholders for their approval, an amendment to the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan.  (the "2023 Plan"), to, among other things, increase by 6,000,000 the number of shares available for issuance under the 2023 Plan and extend the term of the 2023 Plan by approximately three years (the "2023 Plan Amendment"). The 2023 Plan allows the Company to grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, phantom stock units, and other cash-based awards to employees, directors, consultants, and other service providers of the Company and its affiliates.  We believe that the 2023 Plan, as amended by the 2023 Plan Amendment, will enhance the long-term performance of the Company because it will continue to provide the selected participants with an incentive to improve the growth and profitability of the Company by acquiring a proprietary interest in the success of the Company.

The Board of Directors recommends a vote FOR the approval of the 2023 Plan Amendment (see Proposal Four).
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Summary	Table of Contents

Corporate Governance Best Practices

Vishay understands that corporate governance practices change and are constantly evolving. We currently employ the following corporate governance best practices:

Board Governance
•	Separate Executive Chairman of the Board and Chief Executive Officer;
•	All directors are required to attend at least 75% of all meetings on an annual basis;
•	Significant stock ownership guidelines for directors, equal to five times the value of their annual cash retainer (subject to a five year phase-in);
•	Annual self-evaluations of Board as a whole;
•	No restrictions on directors' access to management or employees; and
•	Board oversees the Company's strategic priorities and risk management.

Committee Governance
•	Audit Committee composed entirely of independent directors;
•	Compensation Committee composed entirely of independent directors; and
•	Nominating and Corporate Governance Committee composed entirely of independent directors.

Responsible Compensation and Planning
•	Cap on non-equity incentive plan payments;
•	Nominating and Corporate Governance Committee has primary responsibility for Chief Executive Officer and key executive succession planning;
•	Succession and executive development are discussed with the Chief Executive Officer, as well as without the Chief Executive Officer present in executive sessions;
•	Stock ownership guidelines;
•	No single trigger change-in-control accelerated vesting for future equity awards;
•	Equity awards to executive officers include market-based vesting conditions to better align compensation with stock performance;
•	Broad-based equity compensation program to better align all levels of management with stockholder interests;
•	Formal policy prohibiting directors and officers from hedging or pledging of our common stock; and
•	Formal clawback policy for incentive-based cash and equity awards in the event of an accounting restatement.

Independent Experience
•	Highly-experienced directors in a wide range of industries;
•	All directors possess a significant level of knowledge regarding Vishay and our industry;
•	Independent directors meet in regularly scheduled executive sessions and, when required, in special executive sessions; and
•	No directors serving on the boards of other public companies.

Audit Integrity
•	Auditor is independent;
•	Non-audit fees are reasonable relative to audit and audit-related fees;
•	Lead audit partner must be rotated after five years, which provides the Company and our stockholders the benefit of new thinking and approaches;
•	Competitive process to determine the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•	Auditor is capable of providing effective and efficient audit services with fresh perspective.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Directors	Table of Contents

DIRECTORS

The following table summarizes the current directors as of April 6, 2026:

							COMMITTEE OF THE BOARD
NAME	AGE	DIRECTOR SINCE	CLASS / TERM EXPIRING	OCCUPATION	QUALIFICATIONS	INDEPENDENT	E	A	NCG	CC	EA
Michael J. Cody(1)	76	2018	II / 2029	Retired VP - Corporate Development, Raytheon Company	Leadership, Complementary Industry, Finance, M&A	✓		M	M
Dr. Abraham Ludomirski(1)	74	2003	II / 2029	Founder and Managing Director of Vitalife Fund	Leadership, Complementary Industry, Finance, Global	✓			C	M
John Malvisi(1)	67	2023	II / 2029	Retired Senior Audit Partner, Deloitte & Touche LLP	Leadership, Finance, M&A	✓		C(FE)
Raanan Zilberman(1)	65	2017	II / 2029	Retired President and CEO of multiple international companies	Leadership, Electronics Industry, Company, Global, M&A	✓		M	M
Marc Zandman	64	2001	III / 2027	Executive Chairman of the Board, Chief Business Development Officer, Vishay Intertechnology, Inc.	Leadership, Electronics Industry, Company, Global		C				C
Ruta Zandman	88	2001	III / 2027	Private Stockholder	Leadership, Electronics Industry, Company, Global
Dr. Renee B. Booth	67	2022	I / 2028	President, Leadership Solutions, Inc.	Leadership, Complementary Industry, Global, HR	✓				C
Dr. Michiko Kurahashi	66	2022	I / 2028	Former Chief Marketing Officer, AXIS Capital; Adjunct Professor, New York University	Leadership, Complementary Industry, Global, Marketing	✓				M
Joel Smejkal	59	2023	I / 2028	President and CEO, Vishay Intertechnology, Inc.	Leadership, Electronics Industry, Company, Global		M				M

(1)	Nominees for election at 2026 Annual Meeting.
E:	Executive Committee
A:	Audit Committee
NCG:	Nominating and Corporate Governance Committee
CC:	Compensation Committee
EA:	Equity Award Committee
C:	Committee Chair
M:	Committee Member
(FE):	Financial Expert

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Directors	Table of Contents

Board Demographics

The directors exhibit a variety of competencies, professional experience, and backgrounds, and contribute diverse viewpoints and perspectives to our Board. While the Board benefits from the experience and institutional knowledge that our longer-serving directors bring, it has also brought in new perspectives and ideas through new director appointments in recent years.

RANGE OF TENURE
Under 5 Years
5-10 Years
Over 10 Years
45%
22%
33%

AGE DISTRIBUTION
50-59 Years
60-69 Years
70+ Years
11%
56%
33%

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Directors	Table of Contents

Class II Directors – Nominees for Terms Expiring 2029

Michael J. Cody was, from 2009 until his retirement in 2017, Vice President of Corporate Development at Raytheon Company, a technology company specializing in defense, civil government and cybersecurity solutions. At Raytheon, Mr. Cody was responsible for overseeing all merger and acquisition activity, where he executed 18 transactions aggregating in excess of $4.3 billion in transaction value. From 2007 to 2009, Mr. Cody was a founding partner of Meadowood Capital LLC, a private equity firm focused on technology companies. From 1997 to 2007, Mr. Cody was Vice President of Corporate Development at EMC Corporation, a developer and provider of information infrastructure technology. Mr. Cody has previously served on the boards of Safeguard Scientific, Inc., a NYSE listed private equity and venture capital firm; and MTI Ltd., a private company in the UK specializing in cloud, security, and infrastructure. Mr. Cody brings to the Board extensive knowledge and experience with mergers and acquisitions as well as experience with technology and defense businesses. Additionally, Mr. Cody's experience as a director of publicly traded and private companies allows him to bring an important perspective to the Board.

Dr. Abraham Ludomirski is the founder and, for more than the past five years, managing director of Vitalife Fund, a venture capital company specializing in high-tech electronic medical devices.  He serves on the board of directors of POCARED Diagnostics, Ltd., Newpace Ltd., Sensible Medical Innovations Ltd., and Trig Medical, as well as serving as the Chairman of the Board of ENDOSPAN Ltd. and Endoran.  He also serves as CEO of Illumigyn.  He previously served on the board of Recro Pharma, Inc. and DIR Technologies.  Dr. Ludomirski earned his M.D. at the Sackler Tel-Aviv University Medical School, specializing in OBGYN and completed his fellowship at the University of Pennsylvania in maternal fetal medicine.  In addition to his general familiarity with corporate affairs and governance, Dr. Ludomirski's work in the high-tech venture capital and medical fields gives him a valuable perspective on investment in innovative technologies.

John Malvisi retired in 2021 as a senior partner in Deloitte & Touche LLP’s audit practice with more than 35 years of client service experience.  During his career, Mr. Malvisi managed several of Deloitte’s largest audit clients in the media & entertainment, and consumer products industries.  He also spent several years in the firm’s Merger & Acquisition Services Group and National Office. Mr. Malvisi worked in Deloitte’s National Office Assurance Insights & Analysis Group and Accounting Research Group, where his responsibilities included quality and risk control and consultation on a wide range of accounting and financial reporting issues. He is a graduate of Fordham University, where he received an MBA in public accounting.  Mr. Malvisi also served on the Board of Trustees for Catholic Charities of the Archdiocese of New York from 2008 through 2022, including its Audit Committee.

Raanan Zilberman was Chief Executive Officer of Caesarstone Ltd., a NASDAQ-listed multinational manufacturer of high quality engineered quartz surfaces with operations in the U.S., Canada, Australia, the U.K., and Israel, from February 2017 to March 2018. Prior to that, from 2008 to 2016, Mr. Zilberman served as Chief Executive Officer of Eden Springs, a Swiss-based leading provider of water and coffee services to European workplaces with production facilities and subsidiaries in 18 European countries that was formed by a series of acquisitions that Mr. Zilberman led. From 2005 to 2007, Mr. Zilberman was Chief Executive Officer of Danone Springs, a joint venture between Danone, a multinational food manufacturer, and Eden Springs, with a European-wide water production and distribution footprint.  From 2000 to 2002, Mr. Zilberman served as Chief Executive Officer of Tedea Huntleigh, a company listed on the Tel Aviv Stock Exchange engaged in the production and marketing of electromechanical sensors.  Tedea Huntleigh was acquired by Vishay in 2002, and from 2002 to 2004, Mr. Zilberman was President of Vishay's transducers business, which was formed from a series of five acquisitions. From 1997 to 1999, Mr. Zilberman served as Chief Operating Officer of Tadiran Appliances, a manufacturer of air conditioners and refrigerators and a subsidiary of Carrier Global. Mr. Zilberman's previous service as a Chief Executive Officer of publicly traded multinational companies, including his experience in M&A, allows him to bring an important perspective to the Board. Additionally, his past experience with Vishay provides him with valuable insight of our business and operations.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Directors	Table of Contents

Class III Directors – Terms Expiring 2027

Marc Zandman is Executive Chairman of the Board of Directors, the Chief Business Development Officer, and President of Vishay Israel Ltd. Mr. Zandman has been President of Vishay Israel Ltd. since 1998 and a Director of Vishay since 2001.  Mr. Zandman was Vice Chairman of the Board from 2003 to June 2011, Chief Administration Officer from 2007 to June 2011, and Group Vice President of Vishay Measurements Group from 2002 to 2004.  Mr. Zandman has served in various other capacities with Vishay since 1984. Mr. Zandman served on the Board of Directors of Vishay Precision Group ("VPG") since the spin-off from Vishay on July 6, 2010, including as the non-executive Chairman of the Board of Directors from 2010 to 2022, until his resignation from the VPG board of directors on May 21, 2025. He is the son of the late Dr. Felix Zandman, founder and Vishay's former Executive Chairman.  As Executive Chairman and Chief Business Development Officer, Mr. Zandman has a breadth of knowledge concerning the Company's businesses, as well as close familiarity with the Company's Israel operations where the Company conducts significant research and development and manufacturing activities.

Ruta Zandman is a private stockholder and the wife of the late Dr. Felix Zandman, Vishay's founder and former Executive Chairman. Mrs. Zandman has sole or shared voting power over approximately 44.3% of the Company's total voting power, for which it is deemed appropriate that she serve as a member of the Company's Board. Mrs. Zandman was employed by Vishay as a public relations associate from 1993 to May 2011, and usually accompanied Dr. Zandman as a representative of Vishay; she provides the Board with valuable insight into the Company and its history, as well as her understanding of Dr. Zandman's vision and the evolution of our operations.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Directors	Table of Contents

Class I Directors – Terms Expiring 2028

Dr. Renee B. Booth has served since 1999 as President of Leadership Solutions, Inc., a boutique human resources consulting firm specializing in leadership assessment, selection, development and motivation. Prior to founding Leadership Solutions, Inc., Dr. Booth was the Eastern Regional Practice Leader for the Human Capital Group of Watson Wyatt Worldwide. Dr. Booth also served as Senior Vice President, Corporate Human Resources of financial services company ADVANTA Corporation, and spent more than a decade in senior positions with Hay Management Consultants. Dr. Booth is a Board of Trustee member at the Franklin Institute in Philadelphia where she serves on the Executive Committee and as Chair of the Education Committee and was past Chair of the Compensation Committee. She previously served as a Board member of Kenexa, a human capital solutions provider, which was acquired by IBM and where she was Chair of the Compensation Committee. Dr. Booth received a B.A. in psychology from the University of Maryland and a M.S. and Ph.D. in industrial/organizational psychology from the Pennsylvania State University. Dr. Booth brings to the Board extensive organizational experience with leadership assessment and development. Additionally, Dr. Booth’s current and prior positions as a director provide important expertise with human capital matters.

Dr. Michiko Kurahashi has served since 2020 as an adjunct professor at New York University educating executives, graduate students, and undergraduates in the current trends in marketing, communications, public relations, and digital marketing technology applicable to a wide range of businesses and industries. From 2016 to 2020, Dr. Kurahashi was Chief Marketing Officer at AXIS Capital (NYSE: AXS), a global commercial insurer and reinsurer. In that role, Dr. Kurahashi launched the firm’s new “One AXIS” brand, implemented AI-driven marketing initiatives and streamlined marketing processes. Prior to that, Dr. Kurahashi was Head of Marketing at CIT Bank, an online bank, and held senior marketing and communication positions at global financial institutions including UBS AG and HSBC Private Bank. Throughout her career, Dr. Kurahashi has won numerous industry awards for her work. Dr. Kurahashi received a B.A. in sociology from the University of Michigan – Ann Arbor; a M.A. in social stratification theory and a Ph.D. in quantitative research, labor markets from Cornell University. Dr. Kurahashi’s deep knowledge of corporate brand strategy and digital marketing expertise provides the Board with a key strategic and operational perspective in a continuously changing marketplace.

Joel Smejkal was appointed President and Chief Executive Officer and elected to the Vishay Board and to the Executive Committee, effective January 1, 2023. Mr. Smejkal has held various positions of increasing responsibility since joining Vishay in 1990 including Executive Vice President - Corporate Business Development (2020 - 2022), Executive Vice President and Business Head Passive Components (2017 - 2020) and Senior Vice President Global Distribution Sales (2012 - 2016). Mr. Smejkal's experience with Vishay includes worldwide and divisional leadership roles in engineering, marketing, operations and sales. He was a product developer of 18 U.S. Patents for the Power Metal Strip® resistor technology and brings significant business development, marketing and sales experience.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Director Compensation	Table of Contents

DIRECTOR COMPENSATION

Pursuant to our Non-Employee Director Compensation Plan, our non-employee directors were compensated as follows in 2025:

•	An annualized cash retainer of $70,000, paid in two semi-annual installments;

•	An additional $12,000 for each member of the Audit Committee, other than the Chair who receives $30,000;

•	An additional $10,000 for each member of the Compensation Committee, other than the Chair who receives $20,000;

•	An additional $5,000 for each member of the Nominating and Corporate Governance Committee, other than the Chair who receives $15,000; and

•	An annual grant of Restricted Stock Units ("RSUs") on the first stock trading day of the year, determined as a total incentive value of $180,000 divided by the closing stock price of the last trading day of the previous fiscal year, cliff vesting in 3 years or ratably upon earlier cessation of service (other than for cause). Vesting of these awards will accelerate in the event of a change-in-control.

Mrs. Ruta Zandman received additional cash compensation of $150,000 in 2025 as a director for her role preserving the memory of the late Dr. Felix Zandman and the Company's corporate history.

Board members do not receive a per-meeting fee. Our employee directors are not separately compensated for services performed as directors. The Board evaluates director compensation annually.

The following table provides information with respect to the compensation paid or provided to the Company's non-employee directors during 2025:

NAME	FEES EARNED AND PAID IN CASH	STOCK AWARDS(1)(4)	TOTAL
Dr. Renee B. Booth	$85,000	$165,659	$250,659
Michael J. Cody	$87,000	$165,659	$252,659
Dr. Michiko Kurahashi	$80,000	$165,659	$245,659
Dr. Abraham Ludomirski	$95,000	$165,659	$260,659
John Malvisi	$100,000	$165,659	$265,659
Ziv Shoshani(2)	$35,000	$165,659	$200,659
Timothy V. Talbert(2)	$40,000	$165,659	$205,659
Ruta Zandman(3)	$220,000	$165,659	$385,659
Raanan Zilberman	$87,000	$165,659	$252,659

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Director Compensation	Table of Contents

(1)
Amounts represent the fair value of the RSUs granted, determined in accordance with FASB ASC Topic 718 in the year of grant. The grant-date fair value is based on the same assumptions described in Note 12 of our consolidated financial statements included in our Form 10-K filed on February 13, 2026, including the consideration of the present value of assumed dividends which are not received by the RSU holder during the vesting period.  Accordingly, the value of stock awards in the table above will be different than the stated “incentive value” described above. The grant-date fair value is recognized for accounting purposes over the respective vesting periods.

(2)
Mr. Shoshani resigned from the Board, effective May 20, 2025, and Mr. Talbert did not stand for re-election to the Board effective May 20, 2025. Upon their cessations of service, Messrs. Shoshani and Talbert's outstanding restricted stock units vested proportionally, and the unvested portion of such awards were forfeited. Although we have shown the full grant date fair value of their stock awards in accordance with SEC rules, the grant date fair value of the portion of their 2025 stock awards that vested was $21,187, respectively.

(3)	In addition to her cash retainer of $70,000, Mrs. Zandman received $150,000 in 2025 for her role in preserving the memory of the late Dr. Felix Zandman and the Company's corporate history.
(4)	As of December 31, 2025, the aggregate number of stock awards outstanding for each director was as follows:

NAME	TOTAL STOCK AWARDS OUTSTANDING
Dr. Renee B. Booth	26,480
Michael J. Cody	26,480
Dr. Michiko Kurahashi	26,480
Dr. Abraham Ludomirski	26,480
John Malvisi	18,135
Ruta Zandman	26,480
Raanan Zilberman	26,480

2026 DIRECTOR COMPENSATION

The Board evaluates director compensation annually and had maintained the same level of compensation since 2021.

Upon the recommendation of the Board’s independent compensation consultant, in 2026, our non-employee directors will be compensated as follows:

•	An annualized cash retainer of $80,000, paid in two semi-annual installments;

•	An additional $12,000 for each member of the Audit Committee, other than the Chair who receives $30,000;

•	An additional $10,000 for each member of the Compensation Committee, other than the Chair who receives $20,000;

•	An additional $7,500 for each member of the Nominating and Corporate Governance Committee, other than the Chair who receives $15,000; and

•	An annual grant of Restricted Stock Units ("RSUs") on the first trading day of the year, determined as a total incentive value of $200,000 divided by the closing stock price of the last trading day of the previous fiscal year, cliff vesting in 3 years or ratably upon earlier cessation of service (other than for cause).

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Director Stock Ownership Guidelines	Table of Contents

DIRECTOR STOCK OWNERSHIP GUIDELINES

To further align the interests of the Company's non-employee directors with our stockholders, the Board adopted stock ownership guidelines in 2016 applicable to the Company's non-employee directors, which guidelines were amended and restated as of February 23, 2021 (the "Stock Ownership Guidelines").  The Stock Ownership Guidelines are as follows:

•	Each non-employee director should own an amount of shares of Vishay common stock equal to 5 times the value of the director's annual cash retainer, subject to a 5-year phase-in period; and

•
Following the 5-year phase-in period, non-employee directors who do not meet the required ownership threshold will receive shares in place of the director's annual cash retainer and be subject to stock transfer restrictions until such time as the ownership threshold is satisfied.

The following will be considered "owned" for the purposes of the Stock Ownership Guidelines:
•	All shares underlying each non-employee director's outstanding time-based restricted stock and time-based restricted stock unit awards, whether or not vested;

•	Shares owned outright or otherwise beneficially owned by the non-employee director, his or her spouse and minor children, and any trust for the principal benefit of those individuals; and

•	Shares beneficially owned, whether directly or indirectly, by any investment fund or similar entity with which the non-employee director is affiliated.

Compliance for non-employee directors will be measured on the first trading day in January of each year.

The following table summarizes non-employee director compliance status with the Stock Ownership Guidelines as of January 2, 2026:

DIRECTOR	STATUS
Dr. Renee B. Booth	Compliant
Michael J. Cody	Compliant
Dr. Michiko Kurahashi	Compliant
Dr. Abraham Ludomirski	Compliant
John Malvisi	Compliant
Ruta Zandman	Compliant
Raanan Zilberman	Compliant

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

GOVERNANCE OF THE COMPANY

What is corporate governance?

Corporate governance is the process by which companies govern themselves.

At Vishay, day-to-day business activities are carried out by our employees under the direction and supervision of our CEO.  The Board of Directors oversees these activities. In doing so, each director is required to use his or her business judgment in the best interests of Vishay and our stockholders. The Board's primary responsibilities include:

•	Review of Vishay's performance, strategies, and major decisions;

•	Oversight of Vishay's compliance with legal and regulatory requirements and the integrity of its financial statements;

•	Oversight of management, including review of the CEO's performance and succession planning for key management roles;

•	Oversight of risk management; and

•	Oversight of compensation for the CEO, key executives and the Board, as well as oversight of compensation policies and programs for all employees.

Additional description of the Board's responsibilities is included in our Corporate Governance Principles, which is available to stockholders on our website and in print upon request, as described below.

Where can I find more information about the corporate governance practices of Vishay?

Various corporate governance related documents are available on our website.  These include:

•	Corporate Governance Principles

•	Code of Business Conduct and Ethics

•	Code of Ethics for Financial Officers

•	Audit Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Compensation Committee Charter

•	Amended and Restated Executive Stock Ownership Guidelines

•	Director Stock Ownership Guidelines

•	Clawback Policy

•	Hedging-Pledging Policy

•	Nominating and Corporate Governance Committee Policy Regarding Qualification of Directors

•	Related Party Transactions Policy

•	Securities Trading Policy

•	Sustainability Report

To view these documents, access ir.Vishay.com and click on "Corporate Governance."  Any of these documents can be obtained in print by any stockholder upon written request to Vishay's investor relations department.

We intend to post any amendments to, or any waivers from, a provision of our Code of Business Conduct and Ethics or Code of Ethics for Financial Officers on our website.
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

What is the composition of our Board of Directors?

Vishay has a staggered Board of Directors divided into three classes. The number of directors is fixed by the Board of Directors, subject to a minimum of three and a maximum of fifteen directors as provided in the Company's charter documents.  As described in Proposal One, four directors are nominated for election as Class II directors for a term expiring at the 2029 Annual Meeting of Stockholders.  Biographical information on each of the current and nominated directors is included under the heading "Directors" beginning on page 4.

How does the Board determine which directors are considered independent?

The Board has adopted a formal set of director qualification standards used to determine director independence which meet the independence requirements of the NYSE corporate governance listing standards.   The Board has determined that, to be considered independent, a director may not have a direct or indirect material relationship with the Company other than as a director.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director's exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  The materiality standard applied by the Board includes, but is not limited to, the disqualifying relationships set forth in the governance listing standards of the NYSE.  The standards specify the criteria for determining director independence, including strict guidelines for directors and their immediate families regarding employment or affiliation with the Company or our independent registered public accounting firm.  The standards also prohibit the Audit Committee members from having any direct or indirect financial relationship with the Company.

The Nominating and Corporate Governance Committee, with the help of counsel, has reviewed the applicable legal standards for Board and committee member independence and the Company's standards of independence and applied the criteria to determine "audit committee financial expert status". The Committee has also reviewed a summary of the answers to annual questionnaires completed by each director.  On the basis of this review the Committee has communicated its findings to the full Board and the Board has affirmatively concluded that Dr. Renee B. Booth, Michael J. Cody, Dr. Michiko Kurahashi, Dr. Abraham Ludomirski, John Malvisi, and Raanan Zilberman qualify as independent directors. Each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee of the Board is composed entirely of independent directors.

How often did the Board meet during 2025?

The Board of Directors met six times during the year ended December 31, 2025.  Regularly scheduled executive sessions of the Board's independent directors were also held.  In 2025, each director attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served.  Vishay's policy on director attendance at annual meetings of stockholders is included in our Corporate Governance Principles which may be found on our website at ir.Vishay.com.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

What is the role of the Board's committees and what is their composition?

The Board of Directors maintains an Executive Committee, a Nominating and Corporate Governance Committee, an Audit Committee, a Compensation Committee, and an Equity Award Committee. Each Committee is described below. Copies of all committee charters are available on our website and in print upon request. The composition of these Committees is summarized under "Directors" above.

Executive Committee - The Executive Committee is authorized to exercise all functions of the Board of Directors in the intervals between meetings of the Board, and such additional functions as may be delegated to it by the Board from time to time, to the extent permitted by Delaware law.  The current Chairman of the Executive Committee is Mr. Zandman.

Nominating and Corporate Governance Committee - The functions of the Nominating and Corporate Governance Committee include identifying individuals qualified to become members of the Board; selecting or recommending that the Board of Directors select the director nominees for the next annual meeting of stockholders; developing and recommending to the Board executive officer succession plans; developing and recommending to the Board a set of corporate governance principles for Vishay; overseeing the evaluation of the Board and the management of Vishay; administering Vishay's Related Party Transactions Policy; and performing other related functions specified in the committee's charter.  The current Chairman of the Nominating and Corporate Governance Committee is Dr. Abraham Ludomirski.

Audit Committee - The functions of the Audit Committee include overseeing Vishay's accounting and financial reporting processes; overseeing the audits of our consolidated financial statements and the effectiveness of our internal control over financial reporting; assisting the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independence and qualifications of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm; and performing other related functions specified in the committee's charter, including the administration of the Company's Stockholder Return Policy. The Audit Committee consists of at least three non-management directors, each of whom satisfies the independence requirements of the rules of the SEC and the governance listing requirements of the NYSE.  All of the members of the Audit Committee also satisfy the financial literacy requirements of the NYSE and our Board has determined that Mr. John Malvisi, the current Chairman of the Audit Committee, qualifies as an Audit Committee financial expert under the rules of the SEC.

Compensation Committee - The functions of the Compensation Committee include evaluating the performance of the Chief Executive Officer; establishing and approving all compensation for our executive officers; making recommendations to the Board with respect to compensation of non-employee directors; making recommendations to the Board with respect to, and administering, our incentive compensation plans and equity based compensation plans; and performing other related functions specified in the Compensation Committee's charter. The current Chair of the Compensation Committee is Dr. Renee B. Booth. Also see "Executive Compensation."

Equity Award Committee - The Equity Award Committee has been delegated by the Compensation Committee to make certain types of equity awards to any grantee who is not an executive officer or non-employee director under our 2023 Plan, pursuant to the terms of such plan and the equity award guidelines approved by our Compensation Committee.  The current Chairman of the Equity Award Committee is Mr. Zandman.

The Chairman of the Compensation Committee presides at the executive sessions of the Board's independent directors.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

	Executive Committee(1)	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Equity Award Committee(2)
Number of Meetings during 2025	1	8	4	9	1

(1)	The Executive Committee meets informally throughout the year to discuss various business issues. Informal meetings are not included in the number of meetings disclosed above.
(2)	Most actions by the Equity Award Committee are executed by unanimous written consent.

What is the Board's leadership structure?

The Board believes that it is important and in the Company's best interests to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and CEO, as determined by the Board from time to time.  The Board separated the positions of Chairman and CEO in 2004 when the Company's late founder and Chairman, Dr. Felix Zandman, stepped down from his position as our CEO to focus mainly on technical and business development issues.  Mr. Marc Zandman succeeded Dr. Zandman as Executive Chairman of the Board of Directors and Chief Business Development Officer upon Dr. Zandman's passing.  Mr. Marc Zandman is significantly involved with the Company's strategic direction as our Executive Chairman and Chief Business Development Officer, overseeing our acquisition strategy.  Accordingly, the Company believes that it is appropriate that he serve as Executive Chairman.  At the same time, the active membership of our CEO, Joel Smejkal, on the Board assures our Board of the benefit of the CEO's comprehensive knowledge of the Company's business, operations, industry environment and competitive challenges.

Independent directors and management have different perspectives and roles in strategy development.  Our independent directors bring oversight skills and experience from outside the Company and the industry, while our CEO and Executive Chairman bring Company-specific expertise. This structure permits open discussion and assessment of the Company's ability to manage the risks and challenges the Company faces and provides the appropriate balance between strategy development and independent oversight of management.

The independent directors meet in regularly scheduled executive sessions and when required, in special executive sessions.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

What is the Board's role in risk oversight?

Management continually monitors the material risks facing the Company, including financial risk, strategic risk, operational risk, cybersecurity risk, and legal and compliance risk. The Board of Directors is responsible for exercising oversight of management's identification and management of, and planning for, those risks. Although the Board is ultimately responsible for risk oversight at the Company, the Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus.

The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our material financial risk exposures and cybersecurity risk, and oversees the steps management has taken to monitor and control those exposures.

The Compensation Committee considers risk issues when establishing and administering our compensation programs for executive officers and other key personnel.
The Nominating and Corporate Governance Committee oversees corporate governance risks, including matters relating to the composition and organization of the Board and recommends to the Board how its effectiveness can be improved by changes in its composition and organization.

Each of these committees routinely reports to the Board on the management of these specific risk areas. To permit the Board and its committees to perform their respective risk oversight roles, individual members of management who supervise the Company's risk management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks, as applicable.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. Members of the Company's senior management regularly attend Board and committee meetings and are available to address any questions or concerns raised on matters related to risk management. The Board and its committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management with respect to areas of particular interest to the Board.

How does the Board select nominees for the Board?

In selecting candidates for nomination at the annual meeting of our stockholders, the Nominating and Corporate Governance Committee begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. We are of the view that the repeated service of qualified incumbents promotes stability and continuity in the boardroom, giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure and contributing to the Board's ability to work as a collective body.  Accordingly, it is the policy of the Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, who the Committee believes will continue to make important contributions to the Board, and who consent to stand for re-election and, if re-elected, to continue their service on the Board.  If there are Board positions for which the Committee will not be re-nominating a qualified incumbent, the Committee will solicit recommendations for nominees from persons who the Committee believes are likely to be familiar with qualified candidates, including members of the Board and senior management.

The Committee may also engage an independent search firm to assist in identifying qualified candidates.  Where such a search firm is engaged, the Committee will set the fees and scope of engagement.  The Committee will review and evaluate each candidate who it believes merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by the Committee, the existing composition and mix of talent and expertise on the Board and other factors that it deems relevant.  In conducting its review and evaluation, the Committee may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates.  The Committee will evaluate candidates recommended by stockholders in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of Vishay and whether the stockholders or stockholder group intend to continue holding its interest through the annual meeting date.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

What qualifications must a director have?

Candidates for nomination to our Board are selected by the Nominating and Corporate Governance Committee in accordance with the Committee's charter, our Certificate of Incorporation, our Amended and Restated Bylaws (as amended, the "Bylaws") and our Corporate Governance Principles.  Under our Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors, which can be found on our website, we require that all candidates for director (including the continued service of existing members) be persons of integrity and sound ethical character; be able to represent all stockholders fairly; have no interests that materially conflict with those of Vishay and our stockholders; have demonstrated professional achievement; have meaningful management, advisory or policy making experience; have a general appreciation of the major business issues facing the Company; and have adequate time to devote to serve on the Board of Directors. When considering nominees, the Nominating and Corporate Governance Committee may also consider whether the candidate possesses the qualifications, experience and skills it considers appropriate in the context of the Board's overall composition and needs.  A limited exception to some of these requirements, other than the requirements of integrity and ethics and the absence of material conflict, may be made for a holder of substantial voting power.  Additionally, directors may not stand for re-election after the age of 75 unless the Board makes an affirmative determination that, because of the importance and value of the continued service of a director, the retirement policy should be waived, and in no event may a director stand for re-election after the age of 85.  This policy does not apply to any person who controls more than 20% of the voting power of the Company. We also require that a majority of directors be independent; at least three of the directors have the financial literacy necessary for service on the Audit Committee and at least one of these directors qualifies as an Audit Committee financial expert; at least some of the independent directors have served as senior executives of public or substantial private companies; and at least some of the independent directors have general familiarity with the industries in which we operate.  Additionally, while the Company does not have a formal policy with respect to the consideration of diversity in identifying director candidates, the benefits of board diversity are considered in the nominations process, including diversity of background and experience. A detailed description of the qualifications required of candidates for director, as well as the specific qualities or skills we believe should be possessed by one or more directors, can be found on our website under our Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors.

To assist it with its evaluation of the director nominees for election at the 2026 Annual Meeting, the Nominating and Corporate Governance Committee took into account all of the factors listed above.  In the section "Directors", under the heading "Nominees for Terms Expiring 2029", we provide an overview of each nominee's principal occupation, together with the qualifications, key attributes and skills that the Nominating and Corporate Governance Committee and the Board believes will best serve the interests of the Board, the Company and our stockholders.

Can I recommend a nominee for director?

Yes. The Nominating and Corporate Governance Committee will consider recommendations for director nominations submitted by stockholders entitled to vote generally in the election of directors. Submissions must be made in accordance with the Committee's procedures, as outlined below and set forth on our website.  For each annual meeting of our stockholders, the Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The Committee will only consider candidates who satisfy our minimum qualifications for director, as summarized in this proxy statement and as set forth on our website.  In considering a stockholder recommendation, the Committee will take into account, among other factors, the size and duration of the recommending stockholder's ownership interest in Vishay and whether the stockholder intends to continue holding that interest through the annual meeting date.  Stockholders should be aware, as discussed above, that it is our general policy to re-nominate qualified incumbent directors and that, absent special circumstances, the Committee will not consider other candidates when a qualified incumbent director consents to stand for re-election.

A stockholder wishing to recommend to the Nominating and Corporate Governance Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee, care of our Corporate Secretary, at Vishay Intertechnology, Inc., 63 Lancaster Avenue, Malvern, PA 19355.  Submissions must be made by mail, courier, or personal delivery.  E-mailed submissions will not be considered.  Submissions recommending candidates for election at an annual meeting of stockholders must generally be received no later than 60 calendar days prior to the anniversary of the previous year's annual meeting date.  In the event that the date of an annual meeting of stockholders is changed by more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the company. Each nominating recommendation must be accompanied by the information called for by our "Procedures for Securityholders' Submission of Nominating Recommendations".  This includes specified information concerning the stockholder or group of stockholders making the recommendation and the proposed nominee, any relationships between the recommending stockholder or stockholders and the proposed nominee and the qualifications of the proposed nominee to serve as director.  The recommendation must also be accompanied by the consent of the proposed nominee to serve if nominated and elected and the agreement of the nominee to be contacted by the Committee, if the Committee decides in its discretion to do so.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Governance of the Company	Table of Contents

How do stockholders and others communicate with the Board?

Vishay stockholders may communicate with the Board of Directors, any committee of the Board or any individual director, and any interested party may communicate with the independent directors of the Board as a group, by delivering such communications either in writing addressed or by e-mail to:

By Mail	By e-mail
Corporate Secretary Vishay Intertechnology, Inc. 63 Lancaster Avenue Malvern, PA 19355	boardofdirectors@Vishay.com Communications should not exceed 1,000 words

All communications must be accompanied by the following information: (i) if the person submitting the communication is a securityholder, a statement of the type and amount of the securities of Vishay that the person holds; (ii) if the person submitting the communication is not a securityholder and is submitting the communication to the independent directors as an interested party, the nature of the person's interest in Vishay; (iii) any special interest, meaning an interest not in the capacity as a securityholder of Vishay, of the person in the subject matter of the communication; and (iv) the address, telephone number and e-mail address, if any, of the person submitting the communication.  Communications addressed to directors may, at the direction of the directors, be shared with Vishay's management.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal One	Table of Contents

PROPOSAL ONE

ELECTION OF DIRECTORS

Our stockholders will be asked to consider four nominees for election to our Board to serve as Class II directors for a term expiring at the 2029 Annual Meeting of Stockholders, and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. The nominees are:

Class II nominees:

Michael J. Cody

Dr. Abraham Ludomirski

John Malvisi

Raanan Zilberman

Each nominees' current positions and offices, tenure as a Vishay director, their respective committee memberships, and their qualifications are set forth under "Directors" beginning on page 4. All of the nominees are current Vishay directors. The Nominating and Corporate Governance Committee reviewed the qualifications of each of the nominees and recommended to our Board that each nominee be submitted to a vote of our stockholders at the 2026 Annual Meeting.  The Board approved the Committee's recommendation at its meeting on February 25, 2026.

Each of the nominees has agreed to be named and to serve if elected. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Under the Company's Corporate Governance Principles, directors may not stand for election or re-election after the age of 75, unless the Board makes an affirmative determination that, because of the importance and value of the continued service of a director, the retirement policy should be waived.  Prior to his nomination for re-election in 2026, the Board made such a determination with respect to Mr. Cody. In no event may a director stand for re-election after the age of 85.  This policy does not apply to any person who controls more than 20% of the voting power of the Company.

If any nominee for director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board of Directors may propose. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

The Board of Directors recommends that you vote "FOR ALL" the nominees for election as Class II directors.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Audit Committee Matters	Table of Contents

AUDIT COMMITTEE MATTERS

The Audit Committee is responsible for appointment, compensation and oversight of our independent registered public accounting firm. The Committee annually reviews the independent registered public accounting firm's performance and independence in deciding whether to retain the firm or engage a different independent registered public accounting firm. In the course of these reviews, the Committee considers, among other things, the quality and efficiency of the firm's historical and recent audit plans and performance on the Company's audit; and the firm's capability and expertise in handling the breadth and complexity of the Company's worldwide operations.

Ernst & Young LLP served as our independent auditors for the year ended December 31, 2025 and audited our consolidated financial statements for the year ended December 31, 2025.  Ernst & Young LLP served as our independent auditor since 1968.  On January 7, 2026, following a competitive process undertaken by the Audit Committee, the Company informed Deloitte & Touche LLP that the Audit Committee had selected Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  On the same date, the Company informed Ernst & Young LLP that the Audit Committee had determined to dismiss Ernst & Young LLP.  Ernst & Young LLP’s dismissal became effective February 13, 2026, which followed the completion of Ernst & Young LLP’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 and the filing of the related Annual Report on Form 10-K.

The audit reports of Ernst & Young LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, respectively, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The audit reports of Ernst & Young LLP on the effectiveness of internal control over financial reporting as of and for the fiscal years ended December 31, 2025 and 2024, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During 2025 and 2024, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report on the Company’s consolidated financial statements for such years, and (ii) no “reportable events,” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The change in independent auditors was previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 9, 2026.  A copy of Ernst & Young LLP’s related letter, dated January 9, 2026, was included as Exhibit 16.1 to the Form 8-K.

During 2025 and 2024 and the period from December 31, 2025 to February 13, 2026, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee appointed Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026.  The Audit Committee believes that the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and our stockholders.  In addition to Deloitte & Touche LLP's independence, the Audit Committee considered Deloitte & Touche LLP’s capabilities, qualifications, and expertise; the effectiveness and efficiency of Deloitte & Touche LLP’s audit services; Deloitte & Touche LLP’s compliance with regulations; and the relative benefits of tenure versus fresh perspective.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting in order to respond to appropriate questions.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Audit Committee Matters	Table of Contents

Fees to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit and non-audit services rendered to Vishay in 2025 and 2024.  These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees.  The nature of the services provided in each category is described following the table.

	2025	2024
Audit fees	$5,500,000	$5,600,000
Audit-related fees	300,000	100,000
Tax fees	600,000	600,000
All other fees	100,000	100,000
Total fees	$6,500,000	$6,400,000

Audit fees. These fees generally consist of professional services rendered for the audits of the consolidated financial statements of Vishay and its internal control over financial reporting, quarterly reviews, statutory audits, and assistance with and review of documents filed with the SEC.

Audit-related fees.  These fees generally consist of assurance and other services related to the performance of the audit or review of Vishay's financial statements or that are traditionally performed by the independent registered public accounting firm such as issuance of consents, and consultations concerning financial accounting and reporting standards.

Tax fees.  These fees generally relate primarily to tax compliance, including review and preparation of corporate and expatriate tax returns, assistance with tax audits, review of the tax treatment for certain expenses, extra-territorial tax analysis, and tax due diligence relating to acquisitions.  They also include fees for state and local tax planning and consultations with respect to various domestic and international tax matters.

All other fees.  These fees generally consist of reviews for compliance with various government regulations.

Vishay did not make use in 2025 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the independent registered public accounting firm during the year.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Audit Committee Matters	Table of Contents

REPORT OF THE AUDIT COMMITTEE

Management is responsible for maintaining effective internal control over financial reporting, for assessing the effectiveness of internal control over financial reporting, and for preparing our consolidated financial statements. Our independent registered public accounting firm is responsible for, among other things, performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and issuing a report thereon. Our independent registered public accounting firm is also responsible for auditing the effectiveness of our internal control over financial reporting in accordance with standards of the PCAOB, and issuing a report thereon. It is the responsibility of the Audit Committee to monitor and oversee these processes.
In fulfilling its oversight duties, the Audit Committee reviewed and discussed the following with management and our independent registered public accounting firm for 2025, Ernst & Young LLP:  (a) the audited financial statements for the fiscal year ended December 31, 2025; (b) the effectiveness of our internal control over financial reporting; and (c) discussed with the independent registered public accounting firm matters required to be discussed under PCAOB standards. These required communications addressed, among other topics, overall audit strategy, timing of the audit, and significant risks identified and any changes thereto; the independent registered public accounting firm's responsibility under the standards of the PCAOB; going concern; significant and critical accounting policies and practices; critical accounting estimates; significant unusual transactions; difficult or contentious matters subject to consultation outside of the audit team; new accounting pronouncements; material alternative accounting treatments; corrected misstatements; uncorrected misstatements considered by management to be immaterial; significant deficiencies and material weaknesses in internal control over financial reporting; other information in documents containing audited financial statements; management's Section 302 disclosures about changes in internal control; additional information included in management's report on internal control; fraud and illegal acts; information relevant to the audit; fees and related SEC disclosures; significant issues discussed with management in connection with the auditor's retention; significant difficulties encountered in performing an audit; disagreements with management; management's consultations with other accountants; other material written communications with management; and AICPA ethics ruling regarding third-party service providers. The Audit Committee received from the independent registered public accounting firm written disclosures regarding the firm's independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm, the firm's independence. The Audit Committee also considered the compatibility of non-audit services provided to Vishay by Ernst & Young LLP, and the fees and costs billed or to be billed for these services, with the maintenance of the independent registered public accounting firm's independence. The Committee has concluded that the provision of the non-audit services by Ernst & Young LLP in 2025 did not impair the independent registered public accounting firm's independence. (The fees and costs billed by the independent registered public accounting firm for audit and non-audit services in 2025 and 2024 are shown above under Fees to Independent Registered Public Accounting Firm.) Under the Audit and Non-Audit Services Pre-Approval Policy that was adopted by the Audit Committee in May 2003 (which was amended and restated in October 2010), the Audit Committee must pre-approve all audit and non-audit services provided to Vishay by the independent registered public accounting firm. The policy sets forth the procedures and conditions for pre-approval of these services. All of the audit and non-audit services provided by the independent registered public accounting firm since adoption of the Audit and Non-Audit Services Pre-Approval Policy were pre-approved by the Committee in accordance with such policy.

The Audit Committee consists of at least three non-management directors, each of whom satisfies the independence requirements of the rules of the SEC and the governance listing requirements of the NYSE. All of the members of the Committee also satisfy the financial literacy requirements of the NYSE and our Board has determined that Mr. John Malvisi, the Chairman of the Committee, qualifies as an Audit Committee financial expert under the rules of the SEC.
The Audit Committee is responsible for appointment, compensation and oversight of the independent registered public accounting firm. The Committee annually reviews independent registered public accounting firm's performance and independence in deciding whether to retain the firm or engage a different independent registered public accounting firm. In the course of these reviews, the Committee considers, among other things, the quality and efficiency of the firm's historical and recent audit plans and performance on the Company's audit; the firm's capability and expertise in handling the breadth and complexity of the Company's worldwide operations.
Based upon the above review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026, but the Committee has determined in accordance with our historical practices to submit the appointment for ratification by stockholders (see Proposal Two).
Respectfully submitted,
The Audit Committee of the Board of Directors
John Malvisi, Chairman
Michael J. Cody
Raanan Zilberman

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated by reference into any such filing.
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Two	Table of Contents

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm.  The Audit Committee has appointed the public accounting firm of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026, as well as to audit the effectiveness of our internal control over financial reporting.  Although stockholder approval for the appointment of the independent registered public accounting firm is not required, we are continuing our practice of submitting the selection of the independent registered public accounting firm to stockholders for their ratification.

Representatives of the firm of Deloitte & Touche LLP are expected to be present at the 2026 Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Under the Audit and Non-Audit Services Pre-Approval Policy that was adopted by the Audit Committee in May 2003 (which was amended and restated in October 2010), the Audit Committee must pre-approve all audit and non-audit services provided to Vishay by the independent registered public accounting firm.  The policy sets forth the procedures and conditions for pre-approval of these services.  The Audit Committee has pre-approved generally the engagement of Deloitte & Touche LLP for services relating to our filings with the SEC (including comfort letters and consents for securities offerings), acquisition or disposition related diligence activities, internal control review and compliance, interpretation and compliance with accounting and accounting-related disclosure rules and standards, certain attest services, domestic and international tax planning and compliance, and risk management.

The Audit Committee and the Board of Directors recommend that you vote "FOR"
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Security Ownership of Certain Beneficial Owners and Management	Table of Contents

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

On April 6, 2026, the record date for the 2026 Annual Meeting, Vishay had 124,008,087 shares of common stock and 12,097,148 shares of Class B common stock outstanding and entitled to vote.

Each share of common stock outstanding and eligible to vote entitles the holder to one vote, and each share of Class B common stock entitles the holder to ten votes.

Class B shares are transferable only to certain permitted transferees while the common stock is freely transferable.  Class B shares are convertible on a one-for-one basis at any time into shares of common stock.  Transfers of Class B shares other than to permitted transferees result in the automatic conversion of the Class B shares into common stock.  Voting is not cumulative.  The percentage of total voting power below represents voting power with respect to all shares of common stock and Class B common stock, as a single class, calculated on the basis of ten votes per share of Class B common stock and one vote per share of common stock.

The following table shows the number of shares of Vishay common stock and Class B common stock beneficially owned by (a) each director and director nominee, (b) each Named Executive Officer, (c) the directors, director nominees, and executive officers of Vishay as a group, and (d) any person owning more than 5% of Vishay common stock or the Class B common stock.  Unless otherwise noted, the information is stated as of the record date, and the beneficial owners exercise sole voting or dispositive power over their shares. The percentages of class and voting power amounts set forth in the table below are based on the number of shares outstanding and eligible to vote as of the record date, rather than based on the percentages set forth in stockholders’ Schedules 13G or 13D, as applicable, filed with the SEC.

	COMMON STOCK		CLASS B COMMON STOCK
NAME	SHARES OF STOCK	PERCENT OF CLASS	SHARES OF STOCK		PERCENT OF CLASS	VOTING POWER
Directors and Named Executive Officers
Marc Zandman	18,554	*	8,618,334	(2)	71.2%	35.2%
Dr. Renee B. Booth	16,511	*	-		-	*
Michael J. Cody	43,364	*	-		-	*
Peter Henrici	15,751	*	-		-	*
Dr. Michiko Kurahashi	16,446	*	-		-	*
Dr. Abraham Ludomirski	61,313	*	-		-	*
John Malvisi	8,929	*	-		-	*
David McConnell	18,938	*	-		-	-
Roy Shoshani	48,813	*	-		-	*
Joel Smejkal	163,145	*	-		-	*
Jeff Webster	39,093	*	-		-	*
Ruta Zandman	70,998	*	10,849,383	(1)	89.7%	44.3%
Raanan Zilberman	16,575	*	-		-	*
All Directors and Executive Officers as a group (13 Persons)(4)(5)	510,378	*	10,850,883		89.7%	44.3%

5% Stockholders
Ziv Shoshani	70,016	*	8,616,834	(3)	71.2%	35.2%
Eugenia Ames(7)	-	*	2,232,549		18.5%	* (6)
Deborah S. Larkin(8)	-	*	706,755		5.8%	2.9%
BlackRock, Inc.(9)	17,163,352	13.8%	-		-	7.0%
Dimensional Fund Advisors, LP(10)	7,643,262	6.2%	-		-	3.1%
Woodline Partners(11)	10,107,022	8.2%				4.1%

* Represents less than 1% of the outstanding shares of such class or the total voting power, as the case may be.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Security Ownership of Certain Beneficial Owners and Management	Table of Contents

(1)
Includes 8,616,834 shares of Class B common stock held in a family trust, of which Mrs. Ruta Zandman, Mr. Marc Zandman and Mr. Ziv Shoshani, a former member of the company's Board of Directors and a nephew of Mrs. Ruta Zandman, are co-trustees, and have shared voting power. Pursuant to an agreement related to that family trust, each of Mrs. Zandman and Messrs. Zandman and Shoshani is required to cause shares controlled by the trust to be voted in support of the election of each of the co-trustees as directors of the Company.  Additionally, includes 2,232,549 shares of Class B common stock that are subject to a voting agreement pursuant to which Mrs. Zandman, as Voting Representative, may direct the voting of such shares.

(2)
Includes the same 8,616,834 shares of Class B common stock held in a family trust, of which Mrs. Ruta Zandman, Mr. Marc Zandman and Mr. Ziv Shoshani, a former member of the company's Board of Directors and a nephew of Mrs. Ruta Zandman, are co-trustees, and have shared voting power. Pursuant to an agreement related to that family trust, each of Mrs. Zandman and Messrs. Zandman and Shoshani is required to cause shares controlled by the trust to be voted in support of the election of each of the co-trustees as directors of the Company.  Additionally, includes 750 shares of Class B common stock directly owned by Mr. Marc Zandman; and 750 shares of Class B common stock owned by one of Mr. Marc Zandman's children.

(3)	Includes the same 8,616,834 shares of Class B common stock held in a family trust, of which Mrs. Ruta Zandman, Mr. Marc Zandman and Mr. Ziv Shoshani, a former member of the company's Board of Directors and a nephew of Mrs. Ruta Zandman, are co-trustees, and have shared voting power. Pursuant to an agreement related to that family trust, each of Mrs. Zandman and Messrs. Zandman and Shoshani is required to cause shares controlled by the trust to be voted in support of the election of each of the co-trustees as directors of the Company.

(4)	The business address for all directors and executive officers is: c/o Vishay Intertechnology, Inc., 63 Lancaster Avenue, Malvern, PA 19355.

(5)	Total for All Directors and Executive Officers as a group excludes Mr. Jeff Webster, who is no longer an executive officer as of the record date, and includes executive officers who are not Named Executive Officers.

(6)
Such shares are subject to a voting agreement pursuant to which Mrs. Ruta Zandman, as Voting Representative, may direct the voting of such shares, and are included in the 2,232,549 shares of Class B common stock reported as being beneficially owned by Mrs. Zandman in Footnote 1.  Ms. Ames has dispositive power of such shares.  Ms. Ames is the record holder of 506,216 of these shares; the balance of the shares are held by trusts for the benefit of Ms. Ames's children and other family members.

(7)	The business address for Eugenia Ames is Janney Montgomery Scott, 780 Route 37 West, Suite 130, Toms River, NJ 08755, c/o Mr. Leroy Rachlin.

(8)	The business address for Deborah S. Larkin is World Financial, 270 Madison Avenue, Suite 1503, New York, NY 10016, c/o Mr. Bruce Auerbach.

(9)	Based on information provided in a Schedule 13G/A filed on July 17, 2025, by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. may be deemed to have sole power to vote or direct the vote with respect to 16,864,856 shares of common stock; and sole power to dispose or direct the disposition with respect to 17,163,352 shares. BlackRock, Inc. is located at 50 Hudson Yards, New York, New York 10001.

(10)
Based on information provided in a Schedule 13G/A filed on April 15, 2025, by Dimensional Fund Advisors, LP.  According to the Schedule 13G/A, Dimensional Fund Advisors, LP may be deemed to have sole power to vote or direct the vote with respect to 7,446,262 shares of common stock; and sole power to dispose or direct the disposition with respect to 7,643,262 shares. Dimensional Funds Advisors, LP is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(11)
Based on information provided in a Schedule 13G/A filed on February 17, 2026, by Woodline Partners LP.  According to the Schedule 13G, Woodline Partners LP may be deemed to have sole power to vote or direct the vote with respect to 10,107,022 shares of common stock; and sole power to dispose or direct the disposition with respect to 10,107,022 shares. Woodline Partners is located at 4 Embarcadero Center, Suite 3450, San Francisco, CA 94111.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Security Ownership of Certain Beneficial Owners and Management	Table of Contents

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to report their ownership of and transactions in our stock in filings with the SEC.  Vishay believes, based solely on a review of our records and other publicly available information, that our directors and executive officers and persons who beneficially own more than ten percent of our common stock complied with all applicable Section 16(a) reporting requirements during the year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2025 an officer or employee of Vishay or any of the Company's subsidiaries nor was any such person a former officer of Vishay or any of the Company's subsidiaries. In addition, no Compensation Committee member is an executive officer of another entity at which one of the Company's executive officers serves on the board of directors.

Securities Trading Policy

Our Board has adopted a Securities Trading Policy, which applies to all our directors, officers, employees, and consultants (including family members and individuals living in the same household of such persons). The policy prohibits such individuals, when they are aware of material, nonpublic information relating to a company, from trading such company's securities, recommending the purchase or sale of such company's securities or disclosing such material, nonpublic information to individuals within the Company whose jobs do not require them to have that information or to persons outside the Company. The policy provides for a limited number of exceptions, such as when a transaction is effected pursuant to a valid Rule 10b5-1 trading plan. The policy also provides for restricted trading periods during which our directors, executive officers, and certain designated employees generally cannot engage in trading. We believe the Securities Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards.

Restrictions on Hedging and Pledging

The Board considers it inappropriate for persons employed by or associated with the Company to engage in certain transactions related to the securities of the Company which could result in their interests no longer being aligned with the same interests and objectives as other stockholders of the Company. Therefore, as part of our Securities Trading Policy, we restrict these persons from hedging, engaging in short selling, transacting in publicly traded options, and pledging securities of the Company.

The restrictions apply to all directors, officers, employees, and consultants of the Company or its subsidiaries (collectively, “service providers”) as well as family members and any others that reside with a service provider. Family members who do not reside with a service provider are subject to the restrictions if a service provider directs, influences, or controls their transactions in securities of the Company. This includes, for example, parents or children of a service provider who consult with the service provider regarding their trades. Lastly, entities that a service provider influences or controls, such as corporations, partnerships or trusts, are subject to the restrictions (collectively, the “covered persons”).

Hedging. Certain hedging and monetization transactions, such as zero-cost collars and forward sale contracts, involve the establishment of a short position in securities of the Company and limit or eliminate the covered person’s ability to profit from an increase in the value of securities of the Company. Accordingly, these transactions can cause a covered person’s interests to be misaligned with other stockholders of the Company. The Company therefore prohibits all hedging and monetization transactions involving securities of the Company. Short sales of securities of the Company (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), and transactions in publicly traded options in securities of the Company, such as puts, calls and other derivative securities, are also prohibited.

Pledging. Securities of the Company held in a margin account or pledged as collateral for a loan may be sold without the covered person’s consent if he or she fails to meet a margin call or defaults on a loan, which may occur at a time when the covered person is aware of material nonpublic information or is otherwise not permitted to trade in Company securities. Therefore, these activities are prohibited.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

EXECUTIVE COMPENSATION

Information Concerning Executive Officers

The names, ages, and positions held by our executive officers as of the Record Date, are set forth below. Our executive officers serve, at the discretion of the Board of Directors, until the meeting of the Board of Directors next following each annual meeting of stockholders, subject to their rights under any contracts of employment described under "Compensation Discussion and Analysis".

NAME	AGE	POSITION

Marc Zandman(1)	64	Executive Chairman of the Board, Chief Business Development Officer, President – Vishay Israel Ltd.
Joel Smejkal(1)	59	Chief Executive Officer, President and Director
David McConnell	59	Executive Vice President and Chief Financial Officer
Roy Shoshani	52	Executive Vice President - Chief Operating Officer - Semiconductors and Chief Technical Officer
Peter Henrici	70	Executive Vice President - Corporate Development
Michael O'Sullivan	51	Executive Vice President - Chief Administrative and Legal Officer

(1)	Biography is provided with the Directors' biographies under the heading "Directors".

David McConnell was appointed Executive Vice President - Chief Financial Officer effective March 1, 2024. Mr. McConnell has held various positions of increasing responsibility since joining Vishay in 1992, including Senior Vice President - Corporate Treasurer and Risk Management since January 2016, and responsibility for corporate treasury since 2011. Mr. McConnell's experience includes numerous roles in corporate, regional, and divisional finance. Prior to joining Vishay, Mr. McConnell worked at Ernst & Young LLP serving large, multinational clients in various industries. Mr. McConnell is a Certified Public Accountant in Pennsylvania.

Roy Shoshani was appointed Executive Vice President - Chief Operating Officer - Semiconductors and Chief Technical Officer effective January 13, 2025. Mr. Shoshani has held various positions of increasing responsibility since joining Vishay in 2004, including Executive Vice President - Chief Technical Officer (2023-2025), Deputy to the Chief Technical Officer (2021-2022), Vice President Integrated Circuits Division (2009-2022), and Vice President R&D - Semiconductors (2020-2021).  Prior to joining Vishay, Mr. Shoshani worked for Harmonic.  Mr. Shoshani’s experience with Vishay includes divisional leadership roles in R&D, marketing, business development and operations. Roy Shoshani is the brother of former director Ziv Shoshani and is a nephew of director Ruta Zandman.

Peter Henrici was appointed Executive Vice President - Corporate Development effective January 1, 2023 and has served as Corporate Secretary since 2012. Mr. Henrici has held various positions in marketing communications, investor relations, and corporate treasury departments since joining Vishay in 1998. Mr. Henrici has been responsible for corporate communications at the Company since 2005.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Michael O'Sullivan was appointed Executive Vice President Chief Administrative and Legal Officer effective January 1, 2024. Mr. O'Sullivan previously served as Corporate General Counsel since joining the Company in 2012. In July 2016, Mr. O'Sullivan was appointed Regional Country Manager - The Americas. Prior to joining Vishay, Mr. O'Sullivan worked as an in-house corporate attorney for a subsidiary of Koch Industries, Inc., and in private practice at DLA Piper.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Compensation Discussion and Analysis

This section describes overall compensation practices at Vishay and specifically describes the total compensation of our Named Executive Officers (as defined below). Our Named Executive Officers for the 2025 fiscal year along with their respective ages and positions with Vishay were as follows:

NAME	AGE	POSITION

Marc Zandman	64	Executive Chairman of the Board, Chief Business Development Officer, President – Vishay Israel Ltd.
Joel Smejkal	59	Chief Executive Officer, President and Director
David McConnell	59	Executive Vice President and Chief Financial Officer
Roy Shoshani	52	Executive Vice President - Chief Operating Officer - Semiconductors and Chief Technical Officer
Peter Henrici	70	Executive Vice President - Corporate Development
Jeff Webster(1)	55	Former Executive Vice President and Chief Operating Officer

(1)	Mr. Webster stepped down from his position of Executive Vice President and Chief Operating Officer effective January 13, 2025.

Overview

The Compensation Committee of the Board of Directors establishes and approves all compensation for our executive officers and administers Vishay's incentive and equity-based compensation plan.

SEC disclosure rules require tabular presentation regarding the compensation of the registrant's principal executive officer ("PEO"), principal financial officer ("PFO"), and the registrant's three most highly compensated executive officers other than the PEO and PFO employed at December 31, 2025. Additionally, up to two additional individuals, who are among the three most highly compensated employees other than the PEO or PFO not serving as an executive officer at December 31, 2025, are required to be disclosed. While the Compensation Committee determines compensation for all executive officers, this Compensation Discussion and Analysis is focused on the six individuals listed in the Summary Compensation Table on page 43 (our "Named Executive Officers").

Compensation Philosophy Generally

Vishay's compensation programs are designed to support our business goals and promote the short- and long-term profitable growth of the Company.  Vishay's equity plans are designed to ensure that executive compensation programs and practices are aligned with the long-term interests of Vishay's stockholders.  Total compensation of each individual varies with individual performance and Vishay's overall performance in achieving financial and non-financial objectives.

The Compensation Committee and Vishay's management believe that compensation should help to recruit, retain, and motivate key employees who can function effectively both in periods of recession and economic expansion.  Ordinarily an executive officer's total compensation should consist of a combination of cash payments and equity awards, to achieve the right balance between short- and long-term performance.  Equity-based compensation should serve to align the interests of management with those of stockholders.  Severance protection and retirement benefits should provide executives with an appropriate level of economic security, commensurate with their contributions to the Company and their tenure.

The Compensation Committee, in consultation with its independent compensation consultant, our Chief Executive Officer, and our Executive Chairman, undertakes an annual review of the compensation arrangements of Vishay's other executive officers.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Performance Philosophy
s
The Company's compensation philosophy is intended to integrate with its philosophy of evaluating operating performance.  The Company utilizes several measures and metrics to evaluate its performance, as further described in "Performance Measures and Metrics" below, and in turn, the Compensation Committee utilizes similar measures in evaluating executive officer compensation.
s
The Compensation Committee believes that the elements of compensation for the Company's senior executives reward intrinsically sound management decisions and do not encourage risk-taking to enhance short-term profitability at the expense of the long-term health and viability of the enterprise.  While the design of our executive compensation program is primarily performance-based, we do not believe that it encourages excessive risk-taking. The Compensation Committee believes that the Company's senior executives have taken a prudent approach to corporate risk management. In addition, the Company has in place a risk management program designed to identify, evaluate and control risks. Through this program, we take a company-wide view of risks and have a network of systems and oversight to ensure that risks are not viewed in isolation and are appropriately controlled and reported, including a system of reporting to the full Board and its Committees. We believe that our compensation programs work within this system.
 s
In response to current trends in executive compensation practices, as well as SEC rules encouraging more explicit focus on risks arising from compensation policies, Vishay has commenced a practice of more deliberately focusing on the risks, if any, arising from its executive compensation arrangements, and modifying such arrangements to the extent necessary to minimize any such risks.
s
The factors considered by the Compensation Committee in evaluating the risks arising from compensation arrangements, which have been incorporated into the terms and conditions of such compensation arrangements, include, in no particular weighting or order of prominence:
 s
•	Minimum base salary levels are fixed in amount;

•
While annual cash bonuses focus on the achievement of short-term or annual goals, and short-term goals may encourage risk-taking, annual cash bonuses for Named Executive Officers are capped in order to balance the risk; and

•	A significant portion of our RSUs carry performance conditions which are tied to relative Total Stockholder Return ("rTSR") metrics over a three-year period. rTSR is based on Vishay’s total stockholder return relative to returns on the S&P SmallCap 600 Index.
 s
Furthermore, with respect to Mr. Zandman:
 s
•	a meaningful portion of compensation is deferred until retirement or termination of employment under our non-qualified deferred compensation plan; and

•	phantom stock units are only settled upon retirement or termination of employment, thus providing an incentive for the creation of long-term stockholder value.
 s
Each of these factors is intended to encourage an appropriate long-term focus, and to align the long-term interests of senior management with those of our stockholders.
s
Executive Stock Ownership Guidelines
s
To further align the interests of the Company's executives with our stockholders, the Board adopted amended and restated Executive Stock Ownership Guidelines in 2023 (the "Executive Stock Ownership Guidelines") applicable to the Company's Chief Executive Officer, Chief Financial Officer and all executive vice presidents (the "Covered Executives"), which provide:
s
•
The Chief Executive Officer is required to own shares of the Company's common stock having an aggregate fair market value equal to or greater than three (3) times his base salary as of the Measurement Date (market close on the first trading day in March of each calendar year). Each Covered Executive, other than the Chief Executive Officer, is required to own shares of the Company's common stock having an aggregate fair market value equal to or greater than one (1) time the Covered Executive's base salary as of the Measurement Date (market close on the first trading day in March of each calendar year).

•
Individuals who are Covered Executives as of the Adoption Date will have until the first trading day in March of 2027 to attain the specified level of equity ownership. Any individual who becomes a Covered Executive later will have until the first Measurement Date that occurs at least five years from the date he or she became a Covered Executive to attain the specified level of equity ownership.

•	Following the 5-year phase-in period, Covered Executives who do not meet the required ownership threshold will be generally prohibited from selling stock acquired through equity awards.

•	The following will be considered "owned" for the purposes of the Executive Stock Ownership Guidelines:
	•	all shares underlying time-based equity awards, whether or not vested;
	•	only vested shares underlying performance-based equity awards; and
	•	shares held outright or beneficially owned by the Covered Executive, his or her spouse and minor children, or a trust for the benefit of these individuals

•	An executive promoted into a role with a higher level of required stock ownership will have until the first Measurement Date that occurs at least five years after such promotion to achieve the requisite level of stock ownership.

s
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

The compliance status of each Named Executive Officer that is a Covered Executive under the Executive Stock Ownership Guidelines is as follows:

Covered Executive	STATUS
Joel Smejkal	Compliant
David McConnell	Compliant
Roy Shoshani	Compliant
Peter Henrici	Compliant

Named Executive Officer Employment Agreements
Each Named Executive Officer is party to an employment agreement with us. The Company updated existing or entered into new employment agreements for all individuals serving as Named Executive Officers effective January 1, 2023, other than Mr. Zandman and Mr. McConnell (the “2023 Executive Employment Agreements").

On February 27, 2024, the Compensation Committee approved the execution of the employment agreement with Mr. McConnell. The Compensation Committee also approved certain amendments to conform the employment agreements of Messrs. Smejkal, Webster, and Shoshani to the agreement of Mr. McConnell (the "2024 Executive Employment Agreements").

The following highlights updated features of the 2024 Executive Employment Agreements, for all Named Executive Officers other than Mr. Zandman, that may be of particular interest to our stockholders:

FEATURE	APPROACH
Treatment of equity awards upon a change in control	•	No automatic single trigger vesting of new awards
	•	If these awards are assumed or continued upon a change in control, double trigger vesting upon a termination without cause or good reason
	•	If these awards are not assumed or continued, vest in connection with change in control
Sizing of annual equity awards	•	No guaranteed minimum award value - size of annual award to be determined in the Compensation Committee's discretion
Severance upon change in control resignation	•	Severance benefits paid upon resignation in connection with change in control only if "good reason" exists

The 2024 Executive Employment Agreements provide a target bonus opportunity as a percentage of base salary for Named Executive Officers. The Compensation Committee structures executive bonus and equity programs on a year by year basis, including determining the allocation between time and performance-based equity awards.

The 2024 Executive Employment Agreements contain other features, including severance benefits upon involuntary termination and customary non-compete and non-solicitation covenants

Effective January 1, 2026, Mr. Zandman's employment agreement was amended to align with the cash bonus, sizing of annual equity awards, and treatment of equity awards upon a change in control provisions of the 2024 Executive Employment Agreements as described above.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Role of the Compensation Consultants

The Compensation Committee reviews the total compensation level of our executive officers each year, considering individual performance, prior years' compensation level, recent operating results, operating results of competitors, projections for the future, other components of the executive pay packages, perceived trends in executive compensation levels and design among the peer group of Vishay and the broader market, and input on executive performance from the Chief Executive Officer and Executive Chairman. The determination is subjective and the Compensation Committee does not assign any quantitative weight to these factors.

The Compensation Committee engaged FW Cook to advise on executive compensation matters beginning in 2022. The Compensation Committee assesses the independence of FW Cook annually based on NYSE Listing Standards and SEC rules, and in 2025 again concluded their work does not raise any conflict of interest.

Our compensation consultants developed, and the Compensation Committee approved, a custom peer group of public companies that were substantially similar to Vishay in terms of industry, revenues, and scope of international operations. The peer group for 2025, excluding the executive chairman, consisted of the following companies:

•	Advanced Energy Industries, Inc.	•	Itron, Inc.
•	Amkor Technology, Inc.	•	Juniper Networks, Inc.
•	Belden Inc.	•	Littelfuse, Inc.
•	Coherent Corp.	•	MKS Instruments, Inc.
•	CommScope Holding Company, Inc.	•	Sensata Technologies Holding plc
•	Diodes Incorporated	•	Silicon Laboratories Inc.
•	Fabrinet	•	TTM Technologies, Inc.
•	First Solar, Inc.	•	Ultra Clean Holdings, Inc.
•	Hubbell Incorporated	•	Viasat, Inc.
•	IPG Photonics Corporation

Based on data derived from peer group companies’ filings, FW Cook presented studies to the Compensation Committee that assessed the competitiveness of our executive compensation practices, structures, pay mix and pay levels. The Compensation Committee considered these studies among several factors, along with individual performance, contractual entitlements, and past pay practices, in setting the compensation packages for our executive officers.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Performance Measures and Metrics
s
For 2025, the cash-based incentive compensation arrangement for the Company's Named Executive Officers, other than Mr. Zandman, was based in part on adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA") margin and adjusted gross profit margin.
s
The Company has historically gauged its overall performance in accordance with what it terms "adjusted net earnings" and Mr. Zandman's cash-based incentive compensation arrangement in 2025 was based on this metric.
s
The Compensation Committee applies judgment to adjust certain financial metrics for compensation-determination purposes.  Many of these adjustments are reflected in non-GAAP performance measures disclosed by the Company and further explained in its Form 10-K, Form 10-Q, and Form 8-K (earnings press release) filings.  Other adjustments may relate to significant M&A activities or the impact of geopolitical factors outside of management’s control, such as tariffs, foreign currency exchange rate impacts, and precious metals pricing.
s
Adjusted gross profit margin in 2025 excluded the impacts in excess of budget for tariffs, foreign currency exchange rate changes, and metals price increases.  Adjusted gross profit margin in 2025 also was adjusted to consider the margin impact of the favorable resolution of a contingency, which would have benefited gross profit if the revenue transactions underlying the dispute had occurred versus the settlement mechanism implemented. The Compensation Committee concluded that these impacts were outside of management's control and therefore deemed the adjustments necessary to fairly measure the operating performance of the Company.
s
Adjusted EBITDA margin for the year ended December 31, 2025 was as follows (in thousands):

YEAR ENDED DECEMBER 31, 2025

GAAP net earnings (loss) attributable to Vishay stockholders	$(8,978)
Net earnings attributable to noncontrolling interests	-
Net earnings (loss)	$(8,978)

Interest expense	$38,651
Interest income	(13,363)
Income taxes	34,491
Depreciation and amortization	224,738
EBITDA	$275,539

Reconciling items
Favorable resolution of contingency	$(11,293)

Adjusted EBITDA	$264,246

Adjusted EBITDA margin**	8.6%
** Adjusted EBITDA as a percentage of GAAP net revenues

Adjusted gross profit margin used for compensation-determination purposes in 2025 was as follows (in thousands):

YEAR ENDED DECEMBER 31, 2025

GAAP net revenues	$3,069,048
Deduct:
Tariff revenue in excess of budget	12,536
Foreign currency effects in excess of budget	31,900
Adjusted net revenues	$3,024,612

GAAP Gross profit	$594,883
Net tariff cost in excess of budget	6,111
Foreign currency effects in excess of budget	9,400
Metals costs in excess of budget	14,800
Favorable resolution of contingency	11,293
Adjusted gross profit	$636,487

Adjusted gross profit margin**	21.0%
** Adjusted gross profit as a percentage of adjusted net revenues
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Adjusted net earnings for the year ended December 31, 2025 was as follows (in thousands, except per share amounts):

YEAR ENDED DECEMBER 31, 2025

GAAP net earnings (loss) attributable to Vishay stockholders	$(8,978)

Reconciling items affecting operating income:
Favorable resolution of contingency	$(11,293)

Reconciling items affecting tax expense:
Changes in tax laws and regulations	$13,657
Adjusted net earnings	$(6,614)

Adjusted weighted average diluted shares outstanding	135,737

Adjusted earnings per diluted share	$(0.05)

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Compensation Components

The discussion that follows in this section addresses the executive compensation packages in effect in 2025.

Base Salary

The minimum base salary levels for the Named Executive Officers are fixed in their respective employment agreements.  The Compensation Committee determined the minimum base salaries, based upon the executives' salary level, present responsibilities, expectations with respect to future responsibilities and a comparison to peer group executive salaries. The Compensation Committee selected the group of peer group companies on the advice of its compensation consultant.  The base salaries of the Named Executive Officers are denominated in the individual's local currency. A portion of the change in the salaries for the Named Executive Officers expressed in terms of U.S. dollars may therefore reflect the fluctuations of the dollar against the currencies of the home jurisdiction of these executives.

The approved base salaries for 2025 are set forth below:

NAME	2025 BASE SALARY(1)
Marc Zandman	ILS 4,563,312 (approximately $1,319,000)(1)
Joel Smejkal(2)	$1,029,600
David McConnell(3)	$458,850
Roy Shoshani(4)	$690,800
Peter Henrici	$448,240

(1)	Paid in Israeli shekels. The amount shown has been converted into U.S. dollars at the weighted average exchange rate for 2025. Mr. Zandman's base salary increased 4% from 2024.
(2)	Mr. Smejkal's base salary increased 10% from 2024 as a result of market benchmarking of Named Executive Officer base salaries performed against peer companies.
(3)	Mr. McConnell's base salary increased 15% from 2024 as a result of market benchmarking of Named Executive Officer base salaries performed against peer companies.
(4)	Mr. Shoshani's base salary increased 25% from 2024 to reflect Mr. Shoshani's promotion to Chief Operating Officer - Semiconductors effective January 13, 2025.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Annual Incentive Compensation

Mr. Zandman: Mr. Zandman was eligible to earn an annual cash bonus equal to 1.0% of adjusted net earnings, capped at three times his base salary for 2025. Under this arrangement, no annual incentive compensation was earned by Mr. Zandman in 2025. However, the Compensation Committee awarded Mr. Zandman a special cash bonus of $500,000 for his extraordinary efforts supporting the Company's transformation process during 2025.

Other Named Executive Officers:  In 2025, the other Named Executive Officers were eligible to earn an annual cash bonus with a target and maximum amounts as shown in the table below.

As noted above, the financial performance measures relevant for 2025 were adjusted EBITDA margin (weighted 30%) and adjusted gross profit margin (weighted 20%). Payouts for achievement of the adjusted EBITDA margin and adjusted gross profit margin were determined based on the following scale:

•	<90% of target	=	0% of target amount
•	90% of target	=	50% of target amount
•	100% of target	=	100% of target amount
•	110% of target	=	150% of target amount
•	=/>120% of target	=	200% of target amount

In addition, each Named Executive Officer, other than Mr. Zandman, was eligible to earn a portion of his 2025 annual incentive based on his contribution to the Company's achievement of its transformational objectives (weighted 25%) and his success in achieving specified individual performance goals (weighted 25%). The performance of each named executive officer is reviewed by the Chief Executive Officer, the Executive Chairman, and the Compensation Committee following the end of the year, and each executive is assigned a performance score for these categories.

The bonuses earned in 2025 were as follows:

							Roy Shoshani(6)
	Joel Smejkal(4) President and CEO			David McConnell(5) EVP - Chief Financial Officer			EVP - Chief Operating Officer - Semiconductors and Chief Technical Officer			Peter Henrici(7) EVP - Corporate Development
	ACHIEVED	TARGET	MAXIMUM	ACHIEVED	TARGET	MAXIMUM	ACHIEVED	TARGET	MAXIMUM	ACHIEVED	TARGET	MAXIMUM
Adjusted EBITDA Margin(1)	0.0%	39.0%	78.0%	0.0%	24.0%	48.0%	0.0%	30.0%	60.0%	0.0%	22.5%	45.0%
Adjusted Gross Profit Margin(2)	22.1%	26.0%	52.0%	13.6%	16.0%	32.0%	17.0%	20.0%	40.0%	12.7%	15.0%	30.0%
Transformation Scorecard(3)	40.6%	32.5%	65.0%	35.0%	20.0%	40.0%	50.0%	25.0%	50.0%	7.5%	18.8%	37.5%
Individual Scorecard	37.4%	32.5%	65.0%	29.0%	20.0%	40.0%	50.0%	25.0%	50.0%	17.6%	18.8%	37.5%
Total Percentage of Base Salary	100.1%	130.0%	260.0%	77.6%	80.0%	160.0%	117.0%	100.0%	200.0%	37.9%	75.0%	150.0%

(1)	The 2025 adjusted EBITDA margin was 8.6% versus an adjusted EBITDA margin target of 11.3%, resulting in a payout of 0%.
(2)	The 2025 adjusted gross margin was 21.0% versus an adjusted gross margin target of 21.7%, resulting in a payout of 84.9%.
(3)	The following areas were considered in assessing each executive's contribution to the Company's achievement of its transformation objectives: reorganizing the various semiconductor division operations, improving financial efficiency, establishing a business intelligence team, and harmonizing KPIs.

(4)
The following areas were considered in assessing Mr. Smejkal's individual performance: leading the sales process of Vishay 3.0, supporting investor relations, leading strategic meetings with customers and distributors to position the Company for growth, leading the Company's capital allocation strategy efforts, leading passive components operations and initiatives, and leading the Company's tax strategy efforts. The achievement of these goals was evaluated in the aggregate.

(5)
The following areas were considered in assessing Mr. McConnell's individual performance: continuing to reorganize the finance function, supporting investor relations, leading the Company's tax and capital allocation strategy efforts, and enhancing the Company’s FP&A and budgeting process. The achievement of these goals was evaluated in the aggregate.

(6)
The following areas were considered in assessing Mr. Shoshani's individual performance: transforming semiconductor operations and personnel, qualification and release of new products, ramp-up of production, and negotiating for public funding of new facilities.  The achievement of these goals was evaluated in the aggregate.

(7)	The following areas were considered in assessing Mr. Henrici's individual performance: reorganize and revitalize marketing communications function, enhancing market intelligence capabilities and distribution, supporting key sales conferences, and leading the investor relations function. The achievement of these goals was evaluated in the aggregate.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Equity-Based Compensation

The Compensation Committee believes that the grant of equity awards is the primary tool for aligning interests of the executive officers with the long-term interests of the Company's stockholders.  Accordingly, the Compensation Committee includes a long-term incentive ("LTI") component in the form of equity-based compensation in each of the executives' employment agreements.

In establishing the amount of equity awards, the Compensation Committee utilized the market-competitive range of equity awards granted to similarly situated executive officers of the peer group companies.  The Compensation Committee concluded that a grant of equity awards within such market-competitive range was appropriate to reward and incentivize our Named Executive Officers.

In 2025, the Compensation Committee awarded the following RSUs (including PBRSUs) to our Named Executive Officers:

NAME	TIME-VESTED RSUs(1)	PBRSUs(2)	TOTAL
Marc Zandman	43,511	43,511	87,022
Joel Smejkal	208,333	208,333	416,666
David McConnell	33,333	33,333	66,666
Roy Shoshani	55,556	55,556	111,112
Peter Henrici	17,361	17,361	34,722

(1)	The time-vested awards will generally vest in three equal installments in 2026, 2027, and 2028, subject to accelerated vesting upon certain termination events as further described above.
(2)
The market-condition PBRSUs will be earned based on rTSR. rTSR is based on Vishay’s total stockholder return relative to returns on the S&P SmallCap 600 Index. The 2025 PBRSUs will be measured over a three-year period ending December 31, 2027. The PBRSUs listed in the table represent the number of units earned at target.  The maximum number of units that can be earned is 200% of target, if the rTSR exceeds 140%. Please see footnote 3 to the Grant of Plan-Based Awards table on page 46 for the full performance scale applicable to these PBRSUs. Such awards are subject to accelerated vesting upon certain termination events as described below.

Equity-based compensation of the Named Executive Officers, other than Mr. Zandman, was at the discretion of the Compensation Committee in 2025. The employment agreement effective for 2025 for Mr. Zandman provided for an annual grant of equity compensation, sized based on 125% of his base salary. For 2026 and later years, Mr. Zandman's equity-based compensation will be sized by the Compensation Committee at its discretion (like that of other Named Executive Officers).

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

With respect to RSUs and PBRSUs granted to our Named Executive Officers in 2025 (other than Mr. Zandman), time-based vesting conditions will be deemed satisfied, and performance-based vesting conditions will remain in effect, upon the executive's death, disability, termination without cause, or resignation with "good reason" (within one year following a change in control of Vishay, with respect to awards that are assumed or continued in connection with a change in control) or resignation for any reason following the attainment of age 62 (except where cause exists).  In the event of voluntary termination by the executive before age 62 (without "good reason") or termination for cause, the executive's outstanding RSUs (including PBRSUs) will be forfeited. See page 56 for further information on the vesting conditions of Mr. Zandman's RSUs and PBRSUs.

2023 PBRSU Outcomes. For the PBRSU awards granted in 2023 performance measure was based on the rTSR as compared to the S&P MidCap 400 Index for the three year period ending December 31, 2025. For this period, the rTSR target was 134.5% and the actual rTSR was 66.4%. Therefore, no portion of the PBRSU awards granted in 2023 were earned.
The performance scale for the PBRSU awards granted in 2023 was the same as the scale applicable to the 2025 PBRSU awards.

Phantom stock units

A phantom stock unit is the right to receive a share of common stock upon termination of employment. Pursuant to his employment agreement, Mr. Zandman receives an annual grant of 5,000 phantom stock units during his tenure with the Company.  The grants are made under the 2023 Plan.

While the phantom stock units remain outstanding, Mr. Zandman receives dividend equivalents in the form of additional phantom stock units each time the Company pays a dividend on its common stock.

Similar to the deferred cash compensation described below, the Compensation Committee considers the grant of phantom stock units in the nature of a retirement benefit and is intended to strengthen the alignment of executive and stockholder interests in the long-term appreciation of Vishay's equity value.

No other Named Executive Officer currently receives phantom stock units.

The Compensation Committee also considers the award of extra-contractual equity-based compensation, when appropriate.  However, no such additional equity awards were granted to any Named Executive Officer in 2025.

Deferred compensation

Executives are eligible to participate in a non-qualified deferred compensation plan, which is available to all employees who meet certain criteria under the Internal Revenue Code (the "Vishay Intertechnology, Inc. Key Employee Wealth Accumulation Plan").  Vishay annually contributes $100,000 for  Mr. Zandman, pursuant to his employment agreement.  Messrs. McConnell, Shoshani, Henrici, and Webster also participate in the U.S. deferred compensation plan and received contributions that would have otherwise been received as 401(k) matching contributions but for Internal Revenue Code limitations. Mr. Smejkal did not participate in the deferred compensation plan in 2025.

All amounts contributed to these plans prior to January 1, 2005, were deemed deferred until retirement or termination of employment.  Amounts contributed by employees after January 1, 2005, may have shorter deferral periods if so elected by the executive. Amounts contributed by the Company after January 1, 2005, are generally deferred until retirement or termination of employment. To the extent required to avoid tax penalties, the deferred amounts are not paid until six months after the termination of employment.

While deferred, amounts are credited with "earnings" based on the performance of notional investment options available under the plan.  No portion of the earnings credited during 2025 was "above market" or "preferential."

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Retirement benefits

The Compensation Committee believes that providing adequate post-retirement benefits commensurate with position is helpful to retaining qualified individuals for long-term employment.  Vishay maintains pension and retirement programs for, or makes certain government retirement programs available to, most of its employees around the world, including its Named Executive Officers.

As part of the amendments to the employment agreement for Mr. Zandman in 2010, the Compensation Committee determined to extend the severance benefits to also include any termination (other than for cause) after age 62.  This provision was added in light of the long-standing tenure of Mr. Zandman and to ensure a smooth transition upon his retirement.

Employee Benefits

The Named Executive Officers, together with their respective spouses and dependent children up to age 26, are generally entitled to participate in any and all medical insurance and group health insurance plans which are generally made available to other employees of the respective subsidiary of Vishay which employs them, subject to the eligibility requirements and other provisions of such plans and programs.  The Named Executive Officers are also entitled to participate in the disability insurance, life insurance and retirement plans that are generally made available to other employees of their respective subsidiaries that employ them.

The employment agreement with Mr. Zandman also includes supplemental post-employment medical benefits, specific life insurance benefits, and supplemental disability benefits.

The specific life insurance benefit for Mr. Zandman provides his respective beneficiaries a death benefit equal to three times base salary while employed, and one time final base salary following retirement.  While his respective employment agreement historically contemplated that this benefit would be provided through third-party insurance providers, the Company has decided to self-insure this obligation.

The supplemental disability benefits for Mr. Zandman provides him with a disability benefit equal to 60% of his respective base salary and average annual bonus at the time of disability.  This amount is reduced by any disability benefits payable under a group plan or state-sponsored social insurances in Israel. While his respective employment agreement historically contemplated that this benefit would be provided through third-party insurance providers, the Company has decided to self-insure this obligation.

Mr. Zandman's employment agreement provides Company-sponsored medical coverage (before and after his retirement) which includes his dependents (regardless of age), as well as their spouses and children, up to an annual insurance premium cap of $50,000. If the health insurance premiums in respect of Mr. Zandman, his spouse, and his dependent children under age 26 (the formerly covered group) increase in future years, the annual health insurance premium cap will be increased accordingly, but there will be no increase in the cap if the premiums in respect of his children age 26 and over and their spouses and children increase. In addition, the Company will reimburse Mr. Zandman for out-of-pocket expenses and co-payments incurred by the covered group.

Perquisites

We provide executive officers with perquisites and other personal benefits that Vishay and the Compensation Committee believe are reasonable and consistent with our overall compensation program.  These perquisites are not intended, however, to constitute a material portion of the executive's compensation package.  In general, the perquisites, while not integral to the performance of an executive's duties, must bear some relationship to the executive's employment and be of perceived benefit to Vishay.  The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Severance

The Compensation Committee believes that severance payments in the event of an involuntary termination of employment are part of a standard compensation package for senior executives.  The terms of these severance provisions are discussed in "Potential Payments Upon Termination or a Change in Control."

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Other Considerations Regarding Executive Compensation

Israeli benefits

Mr. Zandman is and Mr. Webster was employed by Vishay Israel Ltd., an Israeli subsidiary of Vishay Intertechnology, Inc., and are residents of Israel.  As a result, Mr. Zandman is and Mr. Webster was entitled to certain benefits that are generally available to employees in Israel on a non-discriminatory basis, but are not afforded to the other Named Executive Officers. These include Company contributions to the following benefits or benefit-funds:

•	advanced training fund, 7.5% of base salary;

•	severance fund, 8.33% of base salary;

•	disability insurance, 2.5% of base salary; and

•	pension fund, 5% of base salary.

These benefits are required by Israeli law or employment practices generally, and were taken into account by the Compensation Committee in formulating the overall compensation package for Messrs. Zandman and Webster.

Siliconix Profit Sharing Plan

Mr. Shoshani is an employee of Siliconix Incorporated, which has maintained a profit sharing plan for substantially all of its U.S. employees for several years, based on the net income of Siliconix Incorporated and its consolidated subsidiaries. These benefits were taken into account by the Compensation Committee in formulating the overall compensation package for Mr. Shoshani.  Siliconix Incorporated did not make profit sharing payments for 2024 or 2025.

Foreign currency considerations

Mr. Zandman, as a resident of Israel, has his base salary denominated (and paid) in new Israeli shekels.  Mr. Webster was employed by Vishay Israel Ltd., and his employment agreement provided for his base salary to be denominated (and paid) in new Israeli shekels. The amounts reported in U.S. dollars as compensation for these executives fluctuate based on changes in exchange rates. The dollar amounts shown in the Summary Compensation Table were converted from new Israeli shekels using the 2025 annual average exchange rates.

Tax deductibility of executive compensation

The Compensation Committee considers the tax deductibility of executive compensation, including the $1 million annual limitation on deductible compensation for certain executives, when designing compensation programs and setting compensation levels. While the Committee may take tax implications into account, the Committee may approve compensation arrangements that are not fully deductible when it determines that doing so is in the best interests of the Company and our stockholders.

Timing of equity-based grants

Vishay grants RSUs (including PBRSUs) on a predetermined schedule. As part of its annual performance and compensation review process, the Compensation Committee grants RSUs (including PBRSUs) to executive officers at its first regularly-scheduled meeting following the filing of Vishay's Annual Report on Form 10-K.  The Equity Award Committee grants RSUs (including PBRSUs) to non-executive employees annually, or quarterly for non-executive employees newly-hired or promoted during the previous quarter. RSUs are granted to directors of our Board on the first trading day of each fiscal year. While stock options and stock appreciation rights ("SARs") are permitted forms of awards under the 2023 Plan, Vishay generally does not (and did not, during 2025) grant stock options or SARs.

The Compensation Committee and Equity Award Committee do not grant equity awards in anticipation of the release of material nonpublic information and Vishay does not time the release of material, nonpublic information based on equity award grant dates.
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Executive Compensation	Table of Contents

Certain covenants

Under the terms of their employment arrangements, the Named Executive Officers are subject to customary non-competition, non-solicitation, non-disparagement and confidentiality covenants.  The non-competition and non-solicitation covenants for executives remain in force through the first or second anniversary of the date of termination of the executive's employment with the Company depending on the executive's position.

Clawback Policy

In accordance with the applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related NYSE listing standard, the Company adopted a new clawback policy on August 15, 2023 designed to recoup erroneously awarded incentive compensation paid to executive officers in the event of an accounting restatement (the "Clawback Policy"). The Clawback Policy replaces and supersedes the Company's prior clawback policy effective November 19, 2019, with respect to incentive-based compensation received on or after October 2, 2023. Under the Clawback Policy, if any restatement of the Company's financial statements is required, all incentive-based compensation tied to a financial reporting measure that was received by subject executive officers in the three prior completed fiscal years will be recalculated based on the updated financial statements. Incentive compensation deemed to have been erroneously awarded shall be subject to recoupment. Pursuant to the terms of the Clawback Policy, the Compensation Committee maintains discretion to determine the appropriate means of recoupment.

Named Executive Officer Compensation Advisory Vote and Its Frequency

Our Board included an advisory stockholder vote to approve the compensation of our named executive officers (commonly referred to as "say-on-pay") in the proxy statement delivered in connection with the 2025 Annual Meeting of Stockholders (the "2025 Proxy Statement"). The Compensation Committee appreciates that over 98% of the votes cast on such proposal approved the executive compensation discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative executive compensation disclosure contained in our 2025 Proxy Statement. Our Compensation Committee interprets the results of this vote as an endorsement of existing programs and therefore, we have not made material changes to our approach to compensation for our named executive officers based on such vote.

In addition, our 2025 Proxy Statement included an advisory stockholder vote on how frequently the Company should conduct a "say-on-pay" vote. In line with the Board’s recommendation, a majority of the shares voting on the proposal recommended that the Company conduct a “say-on-pay” vote annually. Therefore, our Board of Directors is again this year conducting a non-binding stockholder vote on our named executive officers' compensation as described in this proxy statement.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Report of the Compensation Committee	Table of Contents

REPORT OF THE COMPENSATION COMMITTEE

To Our Stockholders:

We have reviewed and discussed with management the Compensation Discussion and Analysis.  Based on that review and discussion, we have recommended to the Board of Directors and the Board has approved, that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Dr. Renee B. Booth, Chair
Dr. Michiko Kurahashi
Dr. Abraham Ludomirski

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the above report shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporated by reference into any such filing.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes information regarding compensation earned, held by, or paid to our principal executive officer ("PEO"), principal financial officer ("PFO"), our three most highly compensated executive officers in service on December 31, 2025 other than the PEO and PFO, as well as one additional former executive officer who would have been among the three most highly compensated executive officers other than the PEO and PFO, but for the fact that he or she was not in service on December 31, 2025.  The information included in the table should be read in conjunction with the footnotes which follow, the descriptions of the employment arrangements with each Named Executive Officer described in "Compensation Discussion and Analysis," and the additional tables on the pages which follow.

		SALARY	BONUS	STOCK AWARDS	NON-EQUITY INCENTIVE PLAN COMP.	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMP. EARNINGS	ALL OTHER COMP.
		(1)	(2)	(3)(4)	(5)	(6)(7)(8)	(9)	TOTAL
NAME AND PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
Marc Zandman	2025	$1,319,383	$500,000	$1,805,615	$-	$845,517	$444,341	$4,914,856
Executive Chairman of the Board,	2024	1,184,803	-	1,197,986	656,520	47,402	421,822	3,508,533
Chief Business Development Officer,	2023	1,156,007	-	1,845,859	3,421,960	-	480,537	6,904,363
and President - Vishay Israel Ltd.

Joel Smejkal	2025	1,029,600	-	8,245,820	1,030,296	-	29,343	10,335,059
President and Chief Executive Officer	2024	936,000	-	3,267,964	1,216,800	-	30,416	5,451,180
	2023	900,000	-	2,518,241	1,321,198	-	33,611	4,773,050

David McConnell	2025	458,850	-	1,319,320	355,976	-	32,007	2,166,153
Executive Vice President and	2024	399,000	-	637,640	309,624	-	28,862	1,375,126
Chief Financial Officer

Roy Shoshani(10)	2025	690,800	-	2,198,906	808,064	-	43,963	3,741,733
Executive Vice President,	2024	552,000	-	956,478	552,000	-	42,150	2,102,628
Chief Operating Officer - Semiconductors and	2023	465,000	-	854,006	682,619	-	123,900	2,125,525
Chief Technical Officer

Peter Henrici(11)	2025	448,240	-	687,148	169,687	-	60,700	1,365,077
Executive Vice President - Corporate Development

Jeff Webster(12)	2025	19,432	-	-	-	11,152	1,533,196	1,563,780
Former Executive Vice President and	2024	509,532	-	1,033,003	143,943	-	122,246	1,808,724
Chief Operating Officer	2023	502,022	-	1,418,821	651,623	11,461	115,729	2,699,656

Vishay Intertechnology, Inc. | 2026 Proxy Statement

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(1)
Column (c) reflects base salary earned.  The employment agreements for Messrs. Zandman and Webster specified that their salaries be denominated and paid in Israeli Shekels. The amounts presented have been converted into U.S. dollars at the weighted average exchange rate for the year.

(2)	Column (d) reflects bonuses earned by our Named Executive Officers.

(3)	Column (e) represents the grant-date fair value of RSUs and PBRSUs granted in the respective years determined in accordance with FASB ASC Topic 718 in the year of grant. The grant-date fair value is based on the same assumptions described in Note 12 of our consolidated financial statements included in our Form 10-K filed on February 13, 2026, including the consideration of the present value of assumed dividends which are not received by the RSU holder during the vesting period. The common stock underlying the RSU and PBRSU awards is not received until the awards are vested (in some cases, subject to satisfaction of performance conditions) and accordingly, there can be no assurance that the grant-date fair value of these awards will ever be realized.

(4)	Column (e) also includes the grant-date fair value of 5,000 phantom stock units awarded annually to Mr. Zandman pursuant to the terms of his employment agreement. The common stock underlying these awards is not received until termination of employment, and accordingly, there can be no assurance that the grant-date fair value of these awards will ever be realized.

(5)	Column (g) reflects non-equity incentive compensation earned by our Named Executive Officers.

(6)	Column (h) reflects the change in the actuarial present value of the Named Executive Officer's pension and other post-employment benefits under respective defined benefit retirement plans, from the plan measurement date used in preparing the prior year consolidated financial statements to the plan measurement date used in preparing the current year consolidated financial statements, determined using the same interest rate, mortality, and other actuarial assumptions used in our consolidated financial statements as set forth in Note 11 thereof. The change in pension value for Mr. Zandman from 2024 to 2025 was mainly driven by foreign exchange impacts and changes in discount rates. No amounts are presented for 2025 for Mr. Henrici because changes in actuarial assumptions resulted in a decrease in the net present value of such benefits.

(7)	The Company includes in these pension and post-employment benefits certain termination benefits for Mr. Zandman, which are payable at normal retirement if such executives are employed by the Company at age 62. See "Pension and Retirement Benefits" beginning on page 49.

(8)	Some of our named executive officers participate in our non-qualified deferred compensation plan under which amounts deferred are credited with earnings based on the performance of notional investment options available under the plan. However, no portion of the earnings credited were "above market" or "preferential." Consequently, no deferred compensation plan earnings are included in the amounts reported in column (h). See the "Non-qualified Deferred Compensation" table for more information on the benefits payable under the non-qualified deferred compensation plan.

(9)	All Other Compensation includes company contributions into Vishay's non-qualified deferred compensation plan, personal use of company car, benefits generally available to employees in Israel, medical benefits in excess of normal group or government health insurance in country of residence, additional units of phantom stock granted as a result of dividends declared by the Company, and other perquisites, as described below (asterisk denotes amounts paid in foreign currency and translated at average exchange rates for the year):

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	2025	2024	2023
Marc Zandman	$100,000	$100,000	$100,000	Company contribution to non-qualified deferred compensation plan
	71,697	71,697	71,770	Personal use of Company car*
	205,009	186,543	177,538	Statutory Israeli employment benefits*
	14,108	13,215	83,693	Medical and prescription drug costs
	53,527	50,367	47,536	Phantom stock - dividend equivalents
	$444,341	$421,822	$480,537	Total

Joel Smejkal	$4,361	$5,684	$9,690	Personal use of Company car*
	17,500	17,250	16,500	Company match to 401(k) plan
	7,482	7,482	7,421	Group Term Life imputed income
	$29,343	$30,416	$33,611	Total

David McConnell	$1,000	$-		Company contribution to non-qualified deferred compensation plan
	9,147	8,292		Personal use of Company car*
	17,500	17,250		Company match to 401(k) plan
	4,360	3,320		Group Term Life imputed income
	$32,007	$28,862		Total

Roy Shoshani	$1,291	$-	$-	Company contribution to non-qualified deferred compensation plan
	21,472	21,991	19,066	Personal use of Company car
	17,500	17,250	16,500	Company match to 401(k) plan
	-	-	26,445	Siliconix profit sharing
	3,700	2,909	2,249	Group Term Life imputed income
	-	-	59,640	Housing allowance
	$43,963	$42,150	$123,900	Total

Peter Henrici	$4,870			Company contribution to non-qualified deferred compensation plan
	19,659			Personal use of Company car
	15,400			Company match to 401(k) plan
	20,771			Group Term Life imputed income
	$60,700			Total

Jeff Webster	$875	$24,573	$22,216	Personal use of Company car*
	3,725	97,673	93,513	Statutory Israeli employment benefits*
	1,528,596	-	-	Severance
	$1,533,196	$122,246	$115,729	Total

(10)	Mr. Shoshani was appointed Executive Vice President - Chief Operating Officer - Semiconductors and Chief Technical Officer effective January 13, 2025, and previously served as Executive Vice President and Chief Technical Officer.

(11)	Mr. Henrici was designated as a Named Executive Officer for the first time in 2025. In accordance with the SEC’s executive compensation disclosure rules under Item 402 of Regulation S‑K, the Company is required to present compensation information in the Summary Compensation Table only for fiscal years in which an individual served as a Named Executive Officer. Because Mr. Henrici did not serve as a Named Executive Officer in 2024 or 2023, compensation for those fiscal years is not included in the table.

(12)	Mr. Webster's employment with the Company ceased effective January 13, 2025.
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2025 Grants of Plan Based Awards

The following table provides information with regard to plan-based awards granted to each Named Executive Officer during 2025.  The information included in the table should be read in conjunction with the footnotes which follow and the description of the 2025 incentive awards described in "Compensation Discussion and Analysis."

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SHARES OF STOCK OR UNITS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS	GRANT DATE FAIR VALUE OF STOCK AWARDS
			(1)(2)			(3)			(4)	(4)(5)
	GRANT		THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM
NAME	DATE		($)	($)	($)	(#)	(#)	(#)	(#)	($)
Marc	1/1/2025		-	730,000	3,958,149	-	-	-	5,000	83,450
Zandman	2/26/2025	(6)	-	-	-	-	-	-	43,511	749,259
	2/26/2025	(6)	-	-	-	21,756	43,511	87,022	-	972,906

Joel	1/1/2025		334,620	1,338,480	2,676,960	-	-	-	-	-
Smejkal	2/26/2025		-	-	-	-	-	-	208,333	3,587,494
	2/26/2025		-	-	-	104,167	208,333	416,666	-	4,658,326

David	1/1/2025		91,770	367,080	734,160	-	-	-	-	-
McConnell	2/26/2025		-	-	-	-	-	-	33,333	573,994
	2/26/2025		-	-	-	16,667	33,333	66,666	-	745,326

Roy	1/1/2025		172,700	690,800	1,381,600	-	-	-	-	-
Shoshani	2/26/2025		-	-	-	-	-	-	55,556	956,674
	2/26/2025		-	-	-	27,778	55,556	111,112	-	1,242,232

Peter	1/1/2025		84,045	336,180	672,360	-	-	-	-	-
Henrici	2/26/2025		-	-	-	-	-	-	17,361	298,956
	2/26/2025		-	-	-	8,681	17,361	34,722	-	388,192

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(1)	Amounts in these columns represent the threshold, target and maximum bonus levels for each Named Executive Officer. There is no threshold for Mr. Zandman applicable to estimated future payouts of the Company's non-equity incentive plan awards, as he was entitled to 1% of adjusted net earnings, up to a maximum of 3x his base salary.

(2)
The threshold non-equity incentive plan awards column for each Named Executive Officer consists of multiple elements as described in Annual Incentive Compensation on page 36.  The threshold for both adjusted EBITDA margin and adjusted gross profit margin is 50% of the respective target percentage.  There is no defined threshold applicable to the Transformation and Individual Scorecards.

(3)	Included in these columns are market-condition PBRSUs granted pursuant to the respective employment agreements of the Named Executive Officers. The market-condition PBRSUs will be earned based on relative Total Stockholder Return ("rTSR"), Vishay's total stockholder return relative to returns on the S&P SmallCap 600 Index. The 2025 PBRSUs are measured over a 3-year period ending December 31, 2027. The maximum number of units that can be earned is 200% of target if the rTSR exceeds 140%. Such awards are subject to accelerated vesting upon certain termination events as described above. The payout scale is as follows:

	20% or more below the S&P SmallCap 600 Index	0%
	Between 0% and 20% below the S&P SmallCap 600 Index	50.00% to 99.99%
	Equal to the S&P SmallCap 600 Index	100%
	Between 0% and 40% above the S&P SmallCap 600 Index	100.01% to 199.99%
	40% or more above the S&P SmallCap 600 Index	200%

(4)	Included in this column are awards of phantom stock granted to Mr. Zandman and awards of RSUs granted to Named Executive Officers.

(5)	Amounts in this column include:

•
the grant-date fair value of the time-vested RSUs.  The amount is calculated using the closing price of Vishay stock on the date of grant of $17.97 adjusted for the present value of expected dividends.  The common stock underlying these awards is not received unless and until the awards are vested and, accordingly, there can be no assurance that the grant-date fair value (or any value) will ever be realized in respect of these awards.

•
the grant-date fair value of the market-condition PBRSUs. The amount is calculated using a Monte Carlo valuation model and using the average closing price of Vishay stock for twenty days prior to year end. The grant-date fair value of the market-condition PBRSUs was determined to be $22.36. The common stock underlying these awards is not received unless and until the awards are earned and vested and, accordingly, there can be no assurance that the grant date fair value (or any value) will ever be realized in respect of these awards.

•
the grant-date fair value of 5,000 phantom stock units.  The amount is calculated using the closing price of Vishay stock on the grant date of $16.69.  The common stock underlying these awards is not received until termination of employment, and accordingly, there can be no assurance that the grant-date fair value (or any value) will ever be realized in respect of these awards.

(6)	Pursuant to Mr. Zandman's employment agreement, the market value of shares underlying his 2025 grant was equal to 125% of his base salary. The amounts in this table vary based on the U.S. GAAP methodologies to compute grant date fair value.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unvested stock awards (RSUs and PBRSUs) held by our Named Executive Officers as of December 31, 2025.

		STOCK AWARDS
NAME	GRANT DATE (1)(4)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OF UNITS OF STOCK THAT HAVE NOT VESTED ($) (2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#) (3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (2)

Marc Zandman	3/24/2023	12,257	177,604	-	-
	2/27/2024	20,700	299,943	15,524	224,943
	2/26/2025	43,511	630,474	21,756	315,244
Total		76,468	1,108,021	37,280	540,187

Joel Smejkal	3/24/2023	17,755	257,270	-	-
	2/27/2024	62,608	907,190	46,954	680,363
	2/26/2025	208,333	3,018,745	104,167	1,509,380
Total		288,696	4,183,205	151,121	2,189,743

David McConnell	5/23/2023	861	12,476	-	-
	2/27/2024	12,216	177,010	9,162	132,757
	2/26/2025	33,333	482,995	16,667	241,505
Total		46,410	672,481	25,829	374,262

Roy Shoshani	3/24/2023	6,021	87,244	-	-
	2/27/2024	18,325	265,529	13,743	199,136
	2/26/2025	55,556	805,006	27,778	402,503
Total		79,902	1,157,779	41,521	601,639

Peter Henrici	3/24/2023	3,088	44,745	-	-
	2/27/2024	8,781	127,237	6,585	95,417
	2/26/2025	17,361	251,561	8,681	125,787
Total		29,230	423,543	15,266	221,204

(1)
One third of the RSUs granted March 24, 2023, February 27, 2024, and February 26, 2025 vested on January 1, 2026. The RSUs granted May 23, 2023 vested on March 1, 2026. One third of the RSUs granted February 27, 2024 and February 26, 2025 will vest on January 1, 2027. One third of the RSUs granted February 26, 2025 will vest on January 1, 2028.

(2)	Based on the closing price of Vishay common stock on December 31, 2025 of $14.49.

(3)	Represents market-condition PBRSUs granted in 2024 and 2025 shown at "threshold". Market-condition PBRSUs granted in 2023 were not earned and therefore omitted from this table.

(4)
Time-based vesting conditions will be deemed satisfied, and performance-based vesting conditions will remain in effect, upon the executive's resignation with "good reason," or resignation for any reason following the attainment of age 62 (except where cause exists).  In the event of voluntary termination by the executive before age 62 (without "good reason") or termination for cause, the executive's outstanding RSUs (including PBRSUs) will be forfeited. As of December 31, 2025, Marc Zandman had reached age 62.  Enhanced vesting treatment may also apply upon death, disability or certain severance events, as discussed below under the heading "Potential Payments Upon Termination or Change in Control".

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2025 Stock Vested

The following table provides information with regard to amounts paid to or received by our Named Executive Officers during 2025 as a result of vesting of restricted stock units (including performance-based RSUs).

	STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON VESTING	VALUE REALIZED ON VESTING
NAME	(#)	($)
(a)	(d)	(e)
Marc Zandman	95,074	1,666,537
Joel Smejkal	62,684	1,068,887
David McConnell	6,967	118,193
Roy Shoshani	15,181	257,166
Peter Henrici	7,477	126,660
Jeff Webster(1)	29,463	504,030

(1)	Mr. Webster had 29,794 outstanding time-based RSUs and 59,695 outstanding performance-based RSUs that were forfeited upon his resignation effective January 13, 2025.

The table above excludes RSUs that vested on January 1, 2026.

Pension and Retirement Benefits

Vishay maintains various retirement benefit plans and arrangements.

In 2010, Mr. Zandman's employment arrangement was modified such that upon any termination (other than for cause) after attaining age 62, he would be entitled to the same payments and benefits he would have received if his respective employment was terminated by Vishay without cause or by Mr. Zandman for good reason. These modifications were included in an amendment signed on August 8, 2010. The expense associated with the modification to the employment arrangement of Mr. Zandman effectively represents a defined retirement benefit recognized for financial accounting purposes over the remaining service period of the individual.

In the United States, Vishay maintained a pension plan which provided defined benefits to U.S. employees whose benefits under the qualified pension plan would be limited by the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code.  Effective January 1, 2009, the plan was frozen.  Benefits accumulated as of December 31, 2008 will be paid to employees upon retirement, but no further benefits will accrue beyond that date.  To mitigate the loss in benefits of these employees, effective January 1, 2009, the Company increased the Company-match portion of its 401(k) defined contribution savings plan for employees impacted by the pension freeze.  Some of these contributions are made to the non-qualified deferred compensation plan for highly-compensated employees. Mr. Henrici is the only Named Executive Officer that currently participates in this plan.

Messrs. Smejkal, Webster, McConnell and Shoshani do not currently participate in any defined benefit retirement plans. Mr. Webster had a deferred vested benefit in a U.S. non-qualified pension plan from his previous employment with the U.S. based parent company, Vishay Intertechnology, Inc.

See the discussion of post-employment medical benefits within the section "Employee Benefits" on page 39.

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2025 Pension and Retirement Benefits Table

The following table provides information regarding the present value of benefits accrued under these retirement benefit plans and arrangements:

NAME (a)	PLAN NAME (b)	NUMBER OF YEARS CREDITED SERVICE (#) (c)	PRESENT VALUE OF ACCUMULATED BENEFIT (1) ($) (d)	PAYMENTS DURING LAST FISCAL YEAR ($) (e)
Marc Zandman	Individual contractual post-employment medical arrangement	n/a	619,953	-
	Individual contractual termination benefits(2)	n/a	8,298,312	-
Peter Henrici	Vishay Non-Qualified Retirement Plan	2.5	131,202	-
Jeff Webster	Vishay Non-Qualified Retirement Plan	5.5	127,965	-

(1)	These amounts have been calculated using interest rate, mortality, and other actuarial assumptions consistent with those used for financial reporting purposes set forth in Note 11 to Vishay's consolidated financial statements included in our 2025 Annual Report on Form 10-K.
(2)	These termination benefits are payable upon normal retirement and accordingly the present value is included in this table. See "Potential Payments Upon Termination or a Change in Control" and "Payments Upon Termination."

Non-qualified Deferred Compensation

The Named Executive Officers may participate in a non-qualified deferred compensation plan, which is available to all employees who meet certain criteria under the Internal Revenue Code.  Mr. Zandman is entitled under his employment agreement to an annual contribution of $100,000 to this plan by Vishay, less certain applicable taxes.  The other participants receive contributions from Vishay to make up for 401(k) contributions that are foregone under IRS limits. The Named Executive Officers are also eligible to elect to defer additional amounts of compensation, subject to certain limitations.

Amounts contributed to these plans prior to January 1, 2005, were deemed deferred until retirement or termination of employment.  Effective January 1, 2005, all employees that participate in the plan were given the option to choose shorter deferral periods for all or a portion of their deferred compensation.  All participating Named Executive Officers have elected to defer all amounts of compensation until retirement or termination of employment, at which time, the amounts would be paid in a lump sum.  To the extent required to avoid tax penalties, the deferred amounts are not paid until six months after the termination of employment.

While deferred, amounts are credited with "earnings" based on the performance of notional investment options available under the plan.

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2025 Non-qualified Deferred Compensation Table

The following table sets forth information relating to the activity in the non-qualified deferred compensation plan accounts of the Named Executive Officers during 2025 and the aggregate balance of the accounts as of December 31, 2025:

NAME (a)	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($) (b)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR (1) ($) (c)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($) (d)	AGGREGATE WITHDRAWALS/DISTRIBUTIONS ($) (e)	AGGREGATE BALANCE AT LAST FISCAL YEAR END (2) ($) (f)
Marc Zandman	-	100,000	890,876	-	6,441,030
David McConnell	20,000	1,000	12,778	-	85,979
Roy Shoshani	137,413	1,291	8,521	-	147,225
Peter Henrici	157,108	4,870	29,167	-	1,111,584
Jeff Webster	-	-	1,411	24,405	-

(1)	These amounts are included in column (i) of the "Summary Compensation Table" as a component of "All Other Compensation." No portion of the earnings credited during 2025 was "above market" or "preferential." Accordingly, no amounts related to earnings on deferred compensation have been included in the "Summary Compensation Table."
(2)	Of the amount reported, $2,200,000 has been previously reported in the Summary Compensation Tables of prior years' proxy statements for Mr. Zandman.

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Potential Payments Upon Termination or a Change in Control

Our employment agreements with our Named Executive Officers provide incremental compensation in the event of termination, as described below.

Mr. Zandman

The executive employment contract of Mr. Zandman contains severance provisions providing generally for three years of compensation in the case of a termination without cause, a voluntary termination by the executive for "good reason" (as defined in the employment agreement), or any termination (other than for cause) after attaining age 62.

Specifically, severance items include:

•	salary continuation for three years, payable over three years;

•	5,000 shares of common stock annually for three years. Because these shares are granted after termination of employment, actual shares – rather than phantom stock units – are granted;

•	bonus for the year of termination;

•	payment of any earned but unpaid bonus for the previously completed year;

•	$1,500,000 lump sum cash payment;

•	lifetime continuation of executive's life insurance benefit. In lieu of insurance, the Company has assumed this obligation; and

•	lifetime continuation of executive's medical benefit up to a maximum annual premium value. For Mr. Zandman this annual premium value is currently $50,000 and subject to possible increase as detailed in his employment agreement, see page 39.

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Other Executives

The employment agreements of Messrs. Smejkal, Webster, McConnell, Shoshani, and Henrici provide that upon a termination without cause or resignation with "good reason" (as defined in the respective employment agreements), and subject to the execution of a general release, the executives will be entitled to receive:

•	continuation of base salary for 36 months;

•	payment of any earned but unpaid bonus for the previously completed year; and

•	payment of a pro-rata bonus for the year of termination, based on that year's actual performance.

Upon a termination without cause or resignation with good reason within 16 months following a change in control, the 36 months of base salary continuation will be paid as a lump sum payment.

In the event of termination due to death or disability, the executive or their estate will receive payment of any earned but unpaid bonus for the previously completed year; and payment of a pro-rata bonus for the year of termination, based on that year's actual performance.

Mr. Webster stepped down from his position as Executive Vice President and Chief Operating Officer effective January 13, 2025 under circumstances entitling him to the severance benefits described in his employment agreement.  Specifically, these severance benefits consisted of three years of base salary continuation of $1,528,596 and an annual bonus for 2024 based on actual performance of $143,943. The outstanding time-based and performance-based equity awards scheduled to vest in 2025 vested on their normal vesting date.  All other time-based and performance-based equity awards were forfeited.  These severance benefits were conditioned upon Mr. Webster signing a release of claims and complying with pre-existing restrictive covenants.

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Summary of Potential Payments Upon Termination or a Change in Control

The following table summarizes the elements of compensation (other than RSUs and PBRSUs, which are discussed below) that would have been received by each of the Company's Named Executive Officers (other than Mr. Webster) had they been terminated without cause or for "good reason" as of December 31, 2025. As described above, the amount of the severance payments would have been the same upon termination without cause or resignation with "good reason".

	SALARY CONT. (1)	BONUS (2)	STOCK GRANTS (3)	LUMP SUM TERMINATION PAYMENT	PENSION (4)	MEDICAL BENEFIT (5)	LIFE INSURANCE BENEFIT (6)	NON-QUALIFIED DEFERRED COMPENSATION (7)

Marc Zandman	$3,958,149	$-	$217,350	$1,500,000	$-	$619,953	$1,319,383	$6,441,030
Joel Smejkal	3,088,800	1,030,296	-	-	-	-	-	-
David McConnell	1,376,550	355,976	-	-	-	-	-	85,979
Roy Shoshani	2,072,400	808,064	-	-	-	-	-	147,225
Peter Henrici	1,344,720	169,687	-	-	131,202	-	-	1,111,584

(1)	Equals 3 times U.S. dollar value of the 2025 salary.

(2)	Consists of non-equity incentive plan compensation for 2025 as reflected in the "Summary Compensation Table."

(3)	For Mr. Zandman, includes 15,000 shares, multiplied by $14.49, which was the closing price of Vishay's common stock on December 31, 2025. The shares are to be paid out over three years.

(4)	Present value of accumulated benefit reflected in the "Pension Benefits" table, exclusive of contractual termination payments and retiree medical benefits, which are shown in next column.

(5)	Present value of accumulated retiree medical benefits reflected in the "Pension Benefits" table.

(6)	The employment agreement of Mr. Zandman provides for a lifetime continuation of his life insurance benefits, with a death benefit equal to one time final base salary payable to his beneficiaries. The Company has decided to self-insure this obligation. The table estimates the value of this life insurance benefit at the 2025 base salary of Mr. Zandman, without consideration of the time value of money.

(7)	Aggregate balance at year end as reflected in the "Non-qualified Deferred Compensation" table.

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For Mr. Zandman, a termination by reason of disability is deemed in his respective employment agreements to be equivalent to a termination without cause.  Accordingly, presuming termination by disability as of December 31, 2025, the compensation described in the table above would be payable.  Additionally, the employment agreement of Mr. Zandman provides for disability benefits which are payable if he suffers a disability prior to his attainment of the statutory retirement age in Israel. Such disability benefit is equal to 60% of the sum of Mr. Zandman's base salary and the average of his annual bonus payments, less certain adjustments as stated in his employment agreement. If Mr. Zandman had become disabled on December 31, 2025, the annual disability payment would have been approximately $1,395,000, and such disability benefit would have been payable for approximately 2.9 years until he reached the statutory retirement age.

For Messrs. Smejkal, McConnell, Shoshani, and Henrici, a termination by reason of disability does not constitute a termination without cause pursuant to their respective employment agreement.  Upon a termination by reason of disability, Messrs. Smejkal, McConnell, Shoshani, and Henrici would be entitled to the following:

•	a lump sum cash payment equal to all accrued compensation;

•	all rights they are entitled to under the terms of any Vishay retirement plans and benefit plans, including disability insurance; and

•
payment of a pro-rata bonus for the fiscal year in which notice of termination is given, determined and paid in the same manner and at the same time as such bonus would have been determined and paid in the absence of such termination.

Furthermore, upon termination by reason of disability, any service-based vesting criteria applicable to outstanding RSUs will be deemed satisfied and any performance-based vesting criteria applicable to such equity awards will remain in effect.

Accordingly, presuming termination by disability as of December 31, 2025, Messrs. Smejkal, McConnell, Shoshani, and Henrici, would receive their 2025 bonus, as reported in column (e) of the Summary Compensation Table on page 43; plus the amounts presented in the table above for “pension.”

Upon a termination by reason of death, the beneficiaries of Mr. Zandman would be entitled to:

•	a lump sum cash payment equal to all accrued compensation;

•	payment of phantom stock; and

•	payment of non-qualified deferred compensation.

Additionally, upon a termination by reason of death, the beneficiaries of Mr. Zandman would be eligible for continued medical benefits and for a death benefit under a self-insured life insurance obligation, equal to three times base salary while employed.  Presuming death as of December 31, 2025, the amounts presented in the table above would be payable upon the death of Mr. Zandman, except that the amount labeled as "life insurance benefit" would be tripled and the amounts presented as “salary continuation” and "lump sum termination benefit" would be deleted.

For Messrs. Smejkal, McConnell, Shoshani, and Henrici, a termination by reason of death would result in the same compensation paid to their respective beneficiaries as would be payable by reason of termination by disability.

Excise Taxes Upon a Change in Control

None of our Named Executive Officers are entitled to an excise tax gross-up upon a change in control.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

Impact on RSUs

With respect to our Named Executive Officers, time-based vesting conditions will be deemed satisfied, and performance-based vesting conditions will remain in effect, upon the executive's death, disability, or resignation (or in the case of Mr. Zandman, termination) for any reason following the attainment of age 62 (except where cause exists).  As of December 31, 2025, only Messrs. Zandman and Henrici had attained age 62.

Upon a change in control, Mr. Zandman's pre-2026 RSUs and PBRSUs will vest.

For other Named Executive Officers, had a change in control occurred on December 31, 2025, no single trigger would result. If awards are assumed or continued upon a change in control and a termination without cause or good reason occurs within one year following the change in control, time-based vesting conditions will be deemed satisfied and performance-based vesting conditions will remain in effect. If these awards are not assumed or continued, the awards would vest in connection with a change in control, with performance-based vesting criteria being deemed satisfied at the greater of "target" or actual performance through the date of the change in control.

In the event of voluntary termination by the executive before age 62 (without "good reason") or termination for cause, the executive's outstanding RSUs (including PBRSUs) will be forfeited.

At December 31, 2025, outstanding unvested time-vested RSUs and PBRSUs were as follows:

NAME	UNVESTED TIME-VESTED RSUs (1)	UNVESTED PBRSUs (2)	TOTAL VALUE AS OF DECEMBER 31, 2025 (3)
Marc Zandman	76,468	74,558	$2,188,367
Joel Smejkal	288,696	302,240	8,562,663
David McConnell	46,410	51,656	1,420,976
Roy Shoshani	79,902	83,041	2,361,044
Peter Henrici	29,230	30,531	865,937

(1)	The table above includes the RSUs that vested January 1, 2026.

(2)	PBRSUs are shown at "target". Excludes 2023 PBRSUs because December 31, 2025 was the final day of the performance period applicable to those awards and those awards would therefore have been earned or forfeited as of that date without regard to any termination event (and in fact they were forfeited as of that date based on actual performance).

(3)	Based on $14.49 per share, the closing price of Vishay's common stock on December 31, 2025.

Impact on Phantom Stock Units

Mr. Zandman receives an annual grant of 5,000 phantom stock units pursuant to his employment agreement.  Additionally, he receives dividend equivalents in the form of additional phantom stock units each time the Company pays a dividend on its common stock.  Upon termination of employment, Mr. Zandman will receive one share of Vishay common stock for each phantom stock unit held. All phantom stock units held by Mr. Zandman are vested.

The table below shows the total phantom stock units held by Mr. Zandman and the value of the underlying common stock at December 31, 2025:

NAME	PHANTOM STOCK UNITS	VALUE
Marc Zandman	135,991	$1,970,510

The table above excludes the 2026 annual grant of 5,000 phantom stock units.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

Median Pay Ratio

Since 2017, the Company has disclosed the ratio of the compensation of its CEO to the compensation of its median employee.

The median employee was chosen in 2023 from a population of all global employees, excluding our CEO, as of December 1, 2023.  All employees regardless of full-time, part-time, or seasonal status were included within the sampled population and there were no adjustments or assumptions made with respect to the salaries and wages metric utilized.  Annual base salaries and wages actually earned during January 1 through December 1, 2023 were used as the identifying metric for all employees as it is a consistent measure amongst all employees.

We determined the median employee's total compensation in accordance with SEC regulations. The total compensation of the median employee was then compared to the total compensation of the CEO. For 2025, the ratio of the CEO total compensation to the median employee total compensation was $10,335,059 : $18,480 or 559 : 1.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

Pay Versus Performance

In August 2022, the SEC adopted additional disclosure requirements regarding the relationship between a registrant’s executive compensation and its financial performance.

The following table summarizes certain information regarding pay vs. performance for the period 2021-2025:

					VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO (1)	COMPENSATION ACTUALLY PAID TO PEO (1)(2)(3)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs (1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs (1)(2)(3)	TOTAL SHAREHOLDER RETURN (4)	PEER GROUP SHAREHOLDER RETURN (4)	NET INCOME (LOSS) (In millions)	ADJUSTED NET EARNINGS (LOSS) (In millions) (5)
2025	$10,335,059	$6,247,206	$2,750,459	$1,968,003	77.32	268.23	$(9.0)	$(6.6)
2024	5,451,180	3,383,652	2,093,601	1,121,407	88.05	186.98	(31.2)	65.7
2023	4,773,050	4,871,457	3,546,063	3,647,863	122.20	155.35	323.8	342.2
2022	6,817,811	6,840,363	3,790,780	3,817,519	108.17	93.02	428.8	454.2
2021	8,388,523	8,059,915	3,224,127	3,050,308	107.46	142.85	298.0	337.3

(1)	For the years 2021-2022, the principal executive officer was our Chief Executive Officer, who was Dr. Gerald Paul during such years, and the non-PEO NEOs for each year were Marc Zandman, Lori Lipcaman, Johan Vandoorn, and Clarence Tse. For 2023, the principal executive officer was our Chief Executive Officer, Joel Smejkal, and the non-PEO NEOs for 2023 were Marc Zandman, Jeff Webster, Lori Lipcaman, and Roy Shoshani. For 2024, the principal executive officer was our Chief Executive Officer, Joel Smejkal, and the non-PEO NEOs for 2024 were Marc Zandman, Jeff Webster, David McConnell, Roy Shoshani, and Lori Lipcaman. For 2025, the principal executive officer was our Chief Executive Officer, Joel Smejkal, and the non-PEO NEOs for 2025 were Marc Zandman, Jeff Webster, David McConnell, Roy Shoshani, and Peter Henrici.

(2)	The reconciliation of Summary Compensation Table amounts to the compensation actually paid presented above is summarized in the following table:
	2025
	PEO	AVERAGE NON-PEO NEOs
Total Per Summary Compensation Table	$10,335,059	$2,750,459
Stock Compensation Per Summary Compensation Table	(8,245,820)	(1,202,198)
Stock Compensation Adjustments	4,157,967	591,076
Change in Pension Value Per Summary Compensation Table	–	(171,334)
Pension Service Costs	–	–
Compensation Actually Paid	$6,247,206	$1,968,003

(3)	"Compensation actually paid" is computed based on guidance in the SEC rules, and adjusts stock compensation as presented in the Summary Compensation Table (which is at grant date fair value) for changes in fair value since the grant date until the vesting date, and adjusts changes in pension value to reflect service costs.

(4)	Both total shareholder return ("TSR") and peer group TSR are determined in the same manner, calculated as the sum of cumulative dividends (assuming dividend reinvestment) and the cumulative increase or decrease in the stock price/stock index each respective year, divided by the stock price/stock index at December 31, 2020. Peer group TSR is based on the Philadelphia Semiconductor Index, which the Company utilizes as a peer group in its stock performance graph presented in Item 5 of its annual report on Form 10-K.

(5)
The “Company selected measure” is “Adjusted Net Earnings.” "Adjusted Net Earnings" is described and calculated under the heading "Performance Measures and Metrics," beginning on page 33. For several years, this measure was clearly the most important measure when evaluating pay versus performance.  All current non-equity incentive compensation metrics generally move in tandem with "Adjusted Net Earnings". In the future, we may determine that another measure is the most important financial performance measure.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

The following represent the most important financial performance measures we used to link compensation actually paid for 2025 to our performance, as further described in the Compensation Discussion and Analysis section of this proxy statement:

•	adjusted net earnings;
•	adjusted gross profit margin;
•	adjusted EBITDA margin; and
•	rTSR.

The charts below show, for the past five years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and non-CEO “compensation actually paid” and (i) the Company’s TSR; (ii) the Company’s net income; and (iii) the Company’s Adjusted Net Earnings.

Company TSR vs. Peer Group TSR
280.00
260.00
240.00
220.00
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
2021
2022
2023
2024
2025
Company TSR
Peer Group TSR

Compensation Actually Paid vs. Net Income
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$(100.0)
2021
2022
2023
2024
2025
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Net income

Compensation Actually Paid vs. Company TSR
$10.0
$8.0
$6.0
$4.0
$2.0
$-
130.00
120.00
110.00
100.00
90.00
80.00
70.00
2021
2022
2023
2024
2025
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Company TSR

Compensation Actually Paid vs. Adjusted Net Earnings
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$490.0
$390.0
$290.0
$190.0
$90.0
$(10.0)
2021
2022
2023
2024
2025
CEO Comp Actually Paid
NEO Avg Comp Actually Paid
Adjusted Net Earnings

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

2026 Executive Compensation

2026 Compensation

Base Salary. Base salaries for 2026 for the Named Executive Officers were established as follows:

NAME	2026 BASE SALARY(1)
Marc Zandman	ILS 4,700,211 (approximately $1,360,000)(1)
Joel Smejkal	$1,060,488
David McConnell	$490,970
Roy Shoshani	$711,524
Peter Henrici	$461,687

(1)	Paid in Israeli Shekels. The dollar amount shown has been converted into U.S. dollars at the weighted average exchange rate for 2025.

Bonus. Each Named Executive Officer is eligible to earn an annual cash bonus with a target amount equal to a percentage of their base salary as follows:

NAME	2026 ANNUAL CASH BONUS (AS A PERCENTAGE OF BASE SALARY)
Marc Zandman	120%
Joel Smejkal	130%
David McConnell	80%
Roy Shoshani	100%
Peter Henrici	75%

Equity. Each Named Executive Officer received an equity grant on February 25, 2026 in the form of restricted stock units (RSUs), of which 50% are performance-based awards.

NAME	TIME-VESTED RSUs(1)	PBRSUs(2)	TOTAL
Marc Zandman	127,486	127,486	254,972
Joel Smejkal	172,106	172,106	344,212
David McConnell	50,994	50,994	101,988
Roy Shoshani	56,094	56,094	112,188
Peter Henrici	16,573	16,573	33,146

(1)	The awards will generally vest in three equal installments in 2027, 2028, and 2029, subject to accelerated vesting upon certain termination events as further described above.
(2)
The market-condition PBRSUs will be earned based on relative Total Stockholder Return (“rTSR”), Vishay’s total stockholder return relative to returns on the S&P SmallCap 600 Index. The 2026 PBRSUs will be measured over a 3-year period ending December 31, 2028.  The PBRSUs listed in the table represent the number of units earned at target.  The maximum number of units that can be earned is 200% of target if the rTSR exceeds 140%. Such awards are subject to accelerated vesting upon certain termination events as described above.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Compensation Tables	Table of Contents

Additional Information on Equity Compensation Plans

The following table provides certain information concerning our equity compensation plans as of December 31, 2025.

	NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SHARES OF COMMON STOCK REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SHARES REFLECTED IN THE FIRST COLUMN)
Equity compensation plans approved by stockholders (1)
2007 Stock Incentive Program(3)
Restricted Stock Units(5)	226,000	n/a
Phantom Stock Units(6)	119,000	n/a
Total 2007 Stock Incentive Program	345,000		-	(3)

2023 Plan(3)(4)
Restricted Stock Units(5)	3,259,000	n/a		(2)
Phantom Stock Units(6)	17,000	n/a		(2)
Total 2023 Plan	3,276,000		1,524,000	(3)(4)

Total approved by stockholders	3,621,000		1,524,000

Equity compensation plans not approved by stockholders	-		-
Total equity compensation plans	3,621,000		1,524,000

(1)	Additional information about these plans is presented in Note 12 to the Company's consolidated financial statements, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	The 2023 Plan provides for the grant of stock options, restricted stock, unrestricted stock, RSUs (including PBRSUs), and phantom stock units. Therefore the shares available for future issuance are presented only in total for the 2023 Plan.

(3)	Following the approval of the 2023 Plan, there are no authorized shares available for grant under the 2007 Stock Incentive Program. Pursuant to the terms of the 2023 Plan, any shares of common stock that are subject to outstanding awards granted pursuant to the 2007 Program that subsequently cease to be subject to such awards as a result of the termination, expiration, cancellation, or forfeiture of such awards and any shares of common stock withheld in settlement of tax withholding obligations associated with outstanding awards granted pursuant to the 2007 Program may become available for issuance under the 2023 Plan.

(4)	Proposal 4 (Approval of Amendment No. 1 to the 2023 Plan) proposes to increase the number of shares available for future issuance under the 2023 Plan by 6,000,000 shares.

(5)
Each RSU entitles the recipient to receive a share of Vishay common stock.  Because these awards have no exercise price, there is no calculation of weighted average exercise price.  Performance-based RSUs subject to performance periods ending after December 31, 2025 are shown assuming performance criteria are achieved at target.

(6)	Each phantom stock unit entitles the recipient to receive a share of Vishay common stock at the individual's termination of employment or any other future date specified in the employment agreement. Because these awards have no exercise price, there is no calculation of the weighted average exercise price.
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Three	Table of Contents

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for Named Executive Officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act. While our Board of Directors intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature. Nonetheless, the Compensation Committee and the Board value the opinions of our stockholders and will take the outcome of the vote into account when considering future executive compensation arrangements for our Named Executive Officers.

As described in the Compensation Discussion and Analysis section of this proxy statement, we believe that our executive compensation program for our Named Executive Officers is designed to support the Company's long-term success by achieving the following objectives: attracting and retaining talented senior executives, tying executive pay to Company and individual performance, supporting our annual and long-term business strategies, and aligning executives' interests with those of the stockholders. The Compensation Committee continually reviews the compensation program for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with the interests of our stockholders and current market practices.

Accordingly, the following resolution will be submitted for a stockholder vote at the 2026 Annual Meeting:

"RESOLVED, that the stockholders hereby approve the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in this proxy statement."

The Board of Directors recommends that you vote "FOR" approval of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the proxy statement.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

PROPOSAL FOUR

APPROVAL OF AMENDMENT NO.1 TO THE 2023 PLAN

General Information
On March 24, 2023, our Board of Directors adopted, and our stockholders subsequently approved, the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”). Upon the recommendation of our Compensation Committee, our Board of Directors on February 25, 2026 approved an amendment to the 2023 Plan (the “2023 Plan Amendment”).  The 2023 Plan Amendment, among other things, (i) increases the number of shares of common stock available for issuance under the 2023 Plan by 6,000,000 shares, and (ii) extends the term of the 2023 Plan by approximately three years. The effectiveness of the 2023 Plan Amendment is conditioned on stockholders’ approval of this Proposal Four.
Reasons for the Amendment
The 2023 Plan exists to promote success and enhance the value of the Company by linking the personal interests of participants with those of our stockholders. The 2023 Plan Amendment is intended to ensure that the 2023 Plan remains available to attract, retain, and motivate key employees and other service providers who are responsible for our long-term success. At present, our ability to grant new equity-based awards under the 2023 Plan is nearly exhausted. Therefore, if our stockholders do not approve the 2023 Plan Amendment pursuant to this proposal, our ability to attract, retain, and motivate talent would be impaired. Without the ability to issue equity-based awards, we would be forced to rely on cash alternatives to provide competitive compensation. The increased use of cash compensation would, among other things, reduce cash available for investment in our growth.
Summary Description of the 2023 Plan Amendment
The 2023 Plan Amendment would (i) increase the number of shares of our common stock, other than Class B Common Stock, par value $0.10 per share (“Shares”) available for issuance under the 2023 Plan by 6,000,000 (in respect of any award type permitted under the 2023 Plan, including incentive stock options), from 5,999,386 Shares to 11,999,386 Shares; (ii) extend the expiration date of the 2023 Plan from March 24, 2033 to February 25, 2036 (the tenth anniversary of the approval of the 2023 Plan Amendment by our Board of Directors), and (iii) clarify that the 2023 Plan’s feature for the automatic exercise of expiring stock options only applies to the extent the relevant option is then vested and exercisable.  If our stockholders do not approve the 2023 Plan Amendment, the 2023 Plan will remain unchanged.
As of April 6, 2026, we had 549,431 Shares available for issuance under the 2023 Plan. If the 2023 Plan Amendment is approved, the aggregate number of Shares underlying outstanding awards under the 2023 Plan and predecessor plans, plus the number of Shares available for issuance in respect of awards granted under the 2023 Plan (as amended by the 2023 Plan Amendment), would increase to approximately 5% of the number of shares of common stock outstanding on a fully diluted basis (determined as of April 6, 2026).
Summary Description of the 2023 Plan (as proposed to be amended)
The material terms of the 2023 Plan, as amended by the 2023 Plan Amendment, are summarized below.  This summary does not contain all information about the 2023 Plan and does not purport to be a complete description. This summary is qualified in its entirety by reference to the full text of the 2023 Plan, as amended by the 2023 Plan Amendment, a copy of which is attached as Appendix A hereto and has been filed with the SEC with this Proxy Statement. The changes to the 2023 Plan made by the 2023 Plan Amendment have been highlighted in that appendix. To the extent the description below differs from the text of the 2023 Plan (as amended by the 2023 Plan Amendment), the text of the plan will control.
When reviewing this summary, the following features of the 2023 Plan may be of particular interest to our stockholders:
•	Repricing of stock options or SARs. The 2023 Plan generally prohibits the repricing of stock options or SARs without stockholder approval.
•	Dividends Subject to Vesting. Dividends and dividend equivalents payable with respect to certain 2023 Plan awards will be subject to the same vesting terms as the related award.
•	No Liberal Share Recycling for Stock Options or SARs. Shares withheld in satisfaction of the exercise price of, or tax withholding obligations arising in connection with, stock options or SARs will not be recycle back into the 2023 Plan.
•	Director Compensation Limits. The 2023 Plan contains annual limits on the compensation payable to our non-employee directors, subject to certain exceptions.

Unless otherwise specified, further references to the 2023 Plan in this Proposal Four will be deemed to refer to the 2023 Plan, as amended by the 2023 Plan Amendment.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Administration
The 2023 Plan vests broad powers in a committee to administer and interpret the 2023 Plan. Until and unless otherwise determined by the Board, that committee will be the Compensation Committee. In this capacity, the Compensation Committee has the authority to (among other things) select the persons to be granted awards, determine the type, size and terms and conditions of such awards, accelerate the vesting or exercisability of an award (notwithstanding anything in the 2023 Plan to contrary), waive any conditions or restrictions associated with an award, and extend the period of time during which an award may be exercised (as long as the extension is not beyond the original term of the award). The Compensation Committee may also amend outstanding awards, although an award amendment would require the consent of affected participants if it would materially impair their rights. Subject to the requirements of applicable law and our governing documents, the Board or the Compensation Committee may delegate any of the authorities of the committee under the 2023 Plan, including its authority to grant awards, to one or more individuals. In addition, subject to applicable law, the Board may at any time exercise the rights and duties of the Compensation Committee under the 2023 Plan. Accordingly, references herein to the Compensation Committee will also include, as applicable, the Board or any duly authorized delegate.
In order to comply with foreign law or to otherwise ensure the viability of the benefits from awards granted under the 2023 Plan to foreign participants, the Compensation Committee may also modify the terms of outstanding awards held by foreign participants, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of Shares available for grant under the 2023 Plan. Currently, an Israeli and French subplan are attached to the 2023 Plan to enable the Compensation Committee to grant awards in those jurisdictions on a tax-favorable basis, if desired.
Amendment and Termination
The 2023 Plan will expire on February 25, 2036.
The Board may amend or terminate the 2023 Plan at any earlier time, provided that stockholder approval may be required for certain amendments, to the extent required by applicable law or exchange listing requirements. Examples of amendments that require stockholder approval under current NYSE rules include those that: materially increase the number of Shares available for awards (not including an increase to reflect a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar change), expand the types of awards available under a plan, materially expand the classes of persons eligible to receive awards under a plan, materially extend the term of a plan, materially change the method for determining the exercise price of options, or delete or limit a provision prohibiting the repricing of awards.
Eligibility
Any of our employees, directors, consultants, and other service providers, and those of our affiliates, are eligible to participate in the 2023 Plan. However, in accordance with applicable tax rules, only our employees (and the employees of our parent or subsidiary corporations) are eligible to be granted ISOs.
As of April 6, 2026, there were approximately 1,000 employees, 9 directors (2 of which were also employees), 6 consultants, and zero other service providers who would be eligible to participate in the 2023 Plan. Participants will be selected in the discretion of the Compensation Committee.
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of Shares that may be issued under the 2023 Plan is the sum of (i) 11,999,386 Shares (inclusive of the 6,000,000 new shares of common stock to be added subject to stockholder approval of the 2023 Plan Amendment), plus (ii) any additional Shares subject to 2007 Program awards, to the extent those Shares are recycled into the 2023 Plan as described below. As of April 6, 2026, there were awards outstanding under the 2007 Plan with respect to 118,644 Shares that could potentially be recycled into the 2023 Plan under the preceding clause (ii).
If and to the extent that an award under the 2023 Plan or 2007 Program terminates, expires, is canceled or is forfeited for any reason, including upon cancellation or settlement of such award in exchange for cash or property other than Shares, the Shares subject to such award will become available for new grants under the 2023 Plan. However, any Shares subject to a SAR issued under the 2023 Plan or 2007 Program that are not delivered upon a stock-based settlement of such SAR, as well as any Shares subject to an option issued under the 2023 Plan or 2007 Program that are withheld in satisfaction of the exercise price of that option, will not become available for new grants under the 2023 Plan. Shares of our common stock withheld in settlement of a tax withholding obligation associated with an award under the 2023 Plan or 2007 Program (other than a SAR or stock option award) will also become available for new grants under the 2023 Plan.
Any Shares issued in respect of awards granted in substitution for equity-based awards of an entity acquired by us or a subsidiary, or with which we or a subsidiary combine, will not count against the number of Shares available for issuance under the 2023 Plan.
Subject to certain adjustments, the maximum aggregate number of Shares under the 2023 Plan that may be issued in respect of ISOs is 11,999,386.
The market value of a share of our common stock as of April 6, 2026, was $18.76.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Non-Employee Director Limitations on Awards
Beginning with 2024, the aggregate amount of equity and cash compensation payable to a non-employee director with respect to a fiscal year, whether under the 2023 Plan or otherwise, for services as a non-employee director, shall not exceed $800,000. For this purpose, the amount of compensation will be measured under SEC director compensation proxy rules. This director compensation limit will not apply to (i) compensation earned by a non-employee director solely in the individual’s capacity as chairman of the Board or lead independent director, (ii) compensation earned by a non-employee director for services the individual performs outside of the individual’s role as a non-employee director (i.e. as an advisor or consultant), or (iii) compensation awarded by the Board to a non-employee director in extraordinary circumstances, as determined by the Board in its discretion, so long as, in each case, the non-employee director does not participate in the decision to award him- or herself the additional compensation.
Types of Awards
The 2023 Plan provides for the grant of the following types of awards: (i) stock options (both ISOs and non-qualified stock options), (ii) SARs, (iii) restricted stock, (iv) restricted stock units (“RSUs”), (v) other stock-based awards, (vi) phantom stock units and (vii) cash-based awards. The Compensation Committee determines any vesting conditions applicable to awards under the 2023 Plan. Each award may, but need not be, subject to vesting conditions in the Compensation Committee's discretion. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals or other factors.
Stock Options. A stock option entitles the holder to purchase from us a stated number of Shares at a specified price for a limited period of time. The Compensation Committee will specify the number of Shares subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a Share on the date the option is granted. However, for an ISO granted to a 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the option holder to pay the exercise price of an option through the surrender of previously acquired Shares or to “net settle” an option (which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option). An outstanding in-the-money option will generally be automatically exercised and net-settled immediately prior to its expiration, so long as that option is then vested and exercisable and the participant’s service has not been terminated for cause (and no basis for such a termination then exists).
Options shall become vested and exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee but will not exceed 10 years (5 years in the case of ISOs granted to a 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights. A SAR represents the right to receive, upon exercise, any appreciation in a Share over a particular time period. SARs shall be exercisable in accordance with the terms of the applicable award agreement. The base price of a SAR shall not be less than the fair market value of a Share on the date the SAR is granted. The maximum term of a SAR shall be determined by the Compensation Committee but shall not exceed 10 years. SAR payouts may be made in cash, Shares, or a combination of both, at the Compensation Committee’s discretion.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service with us (or our affiliates) terminates due to death or disability, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s service with us (or our affiliates) is terminated for cause (as defined in the 2023 Plan) or the participant resigns at a time there was a cause basis for the participant’s termination, (i) all unexercised options and SARs (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any option or SAR exercise then in progress will be cancelled. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s service terminates for any other reason, the participant’s unexercised options and SARs may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or SAR term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and SARs that are not exercisable at the time of the termination of service shall terminate and be forfeited on the termination date.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Restricted Stock. A restricted stock award is a grant of Shares that are subject to forfeiture and transfer restrictions during a specified period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of restricted stock. If there are specified vesting conditions that are not attained, the underlying common stock will be forfeited to us. Conversely, if and when specified vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the Shares underlying the restricted stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination of service a participant will forfeit all restricted stock that then remains subject to forfeiture.
Restricted Stock Units. An RSU represents a right to receive an amount equal to the fair market value of one Share and may be conditioned on the achievement of specified vesting conditions. An RSU may be settled in Shares, cash or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit any RSUs that then remain subject to forfeiture.
Other Stock-Based Awards. Other stock-based awards may be granted to participants (including awards to receive unrestricted Shares, or awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock). The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions.
Phantom Stock Units. A phantom stock unit represents a participant’s right to receive one Share at a specified time pursuant to the participant’s employment agreement with the Company or a subsidiary. The Compensation Committee will determine a phantom stock unit’s terms and conditions, subject to the participant’s employment agreement, including, as applicable, vesting conditions and settlement dates.
Cash-Based Awards. Cash-based awards (including immediate cash payments) may be granted to participants, either alone or in conjunction with other awards under the 2023 Plan. Cash-based awards may be granted in lieu of other compensation, subject to applicable law. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, vesting conditions.
Dividends and Dividend Equivalent Rights
No dividends or dividend equivalent rights will be payable with respect to options or SARs. Dividends that become payable with respect to restricted stock while it remains subject to restriction will be subjected to the same vesting conditions as the restricted stock to which they relate. The Compensation Committee may also require that the dividends be reinvested in additional restricted Shares. Dividend equivalent rights may be granted in connection with restricted stock units, other stock-based awards and phantom stock units under the 2023 Plan in the discretion of the Compensation Committee. A dividend equivalent right entitles the participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the Shares underlying the award, had such Shares been outstanding. The Compensation Committee may provide that dividend equivalent rights will be paid or credited in cash or paid or credited in Shares (based on the fair market value of those Shares on the dividend payment date). In any case, dividend equivalent rights granted under the 2023 Plan will be subject to the same vesting conditions as the underlying awards to which they relate.
Adjustments
If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of our shares or other securities on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in our outstanding Shares effected without receipt of consideration by us, or there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, the Compensation Committee shall, in such manner as it deems equitable, make adjustments to the number and kind of shares issuable under the 2023 Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2023 Plan or outstanding awards.
Corporate Transactions
Unless otherwise specified in the applicable award agreement and subject to the “Change in Control” section below, in the event of a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of our assets, or the acquisition of assets or stock of another entity by us, or other corporate transaction involving us (each, a “Corporate Transaction”), outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive upon the exercise, payment or transfer of the award the same consideration that our stockholders receive in the transaction for each Share subject to the award, but unless otherwise determined by the Compensation Committee, the award will remain subject to the same terms, conditions and performance criteria applicable to the awards before the Corporate Transaction. In addition, if a Corporate Transaction occurs, outstanding stock options and SARs may be cancelled at the election of the Compensation Committee if (i) the holders of such awards are afforded the opportunity to exercise those awards immediately prior to (and contingent upon the occurrence of) the transaction, to the extent otherwise exercisable, or (ii) with respect to each Share subject to such an award, the holder is paid the excess (if any) of the per share consideration paid to our stockholders in the transaction, minus the applicable option or SAR exercise price. The Compensation Committee is not required to treat each award uniformly upon a Corporate Transaction.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Change in Control
Unless otherwise specified in the applicable award agreement or any applicable transaction documents, outstanding awards will be treated as follows upon the occurrence of a Change in Control (as defined in the 2023 Plan), subject to the requirements of Section 409A of the Internal Revenue Code.
•
 For awards granted to non-employee directors, time-based vesting conditions will be deemed satisfied and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the Change in Control (or other reasonably proximate date), as determined by the Compensation Committee in its discretion.

•	For awards granted to all other service providers:
•
If the awards are not assumed, converted or replaced by the resulting entity in the Change in Control, time-based vesting conditions will be deemed satisfied and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the Change in Control (or other reasonably proximate date), as determined by the Compensation Committee in its discretion.

	•	If the awards are assumed, converted or replaced by the resulting entity, the awards (as adjusted to reflect the transaction) will continue in accordance with their terms. However, if within two years after the Change in Control the award holder is terminated by us (or the resulting entity in the Change in Control) without “cause,” time-based vesting conditions will be deemed satisfied, and performance-based vesting conditions will be deemed satisfied at the greater of the “target” or “actual” performance level through the termination date (or other reasonably proximate date), as determined by the Compensation Committee in its discretion, subject to the execution of a release.

Repricing Prohibited
The Compensation Committee and the Board may not reprice options or SARs without stockholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program, whereby outstanding options or SARs are cancelled and replacement options or SARs are granted with a lower exercise or base price; (ii) cancellation of outstanding options or SARs with an exercise or base price in excess of the then current fair market value per share for consideration payable in our equity securities or cash; or (iii) directly or indirectly reducing the exercise or base price of outstanding options or SARs (except in each case for appropriate adjustments in connection with certain corporate events or transactions).
Clawback and Other Policies
All awards (and any Shares underlying the awards), are subject to clawback under any current or future clawback policy of the Company that is applicable to the participant. Further, all awards and associated Shares will also be subject to the Company’s stock ownership, securities trading, anti-hedging and other similar policies, as in effect from time to time.
Miscellaneous
Generally, awards granted under the 2023 Plan may not be transferred, except by will or intestate succession. However, the Compensation Committee may in its discretion authorize the gratuitous transfer of awards (other than ISOs) to family members of the participant, partnerships owned by such family members, trusts for the benefit of such family members or other similar estate planning vehicles.
Awards under the 2023 Plan will be subject to withholding for applicable taxes, to the extent required by law, and the Compensation Committee may authorize the withholding of Shares subject to an award to satisfy required tax withholding.
Awards under the 2023 Plan are generally intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code and will be interpreted accordingly. However, we do not guaranty any particular tax treatment for any award under the 2023 Plan.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Federal Income Tax Consequences
The federal income tax consequences of the issuance, exercise and/or settlement of awards under the 2023 Plan are described below. The following information is only a summary and does not address all aspects of taxation that may be relevant to a particular participant in light of the participant’s personal circumstances. Participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.
Generally, all amounts taxable as ordinary income to participants in respect of awards granted under the 2023 Plan are expected to be deductible by us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of the Internal Revenue Code (including the limitations of Sections 162(m), which provides that we cannot deduct compensation paid to certain covered employees in excess of $1 million per year).
Nonqualified Stock Options
A participant recognizes no taxable income when a non-qualified stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize ordinary income equal to the excess of the fair market value of the Shares received over the exercise price of the non-qualified stock option. A participant’s tax basis in Shares received upon exercise of a non-qualified stock option will generally be equal to the fair market value of those Shares on the exercise date, and the participant’s holding period for such Shares will begin at that time. Upon sale of Shares received upon exercise of a non-qualified stock option, the participant will realize short-term or long-term capital gain or loss, depending on the period the Shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the Shares and the participant’s tax basis in such Shares.
Incentive Stock Options
A participant recognizes no taxable income when an ISO is granted or exercised. As long as the participant meets the applicable holding period requirements for Shares received upon exercise of an ISO (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the Shares received upon exercise will be long-term capital gain or loss, and we will not be entitled to a deduction. If, however, the participant disposes of the Shares before meeting the applicable holding period requirements (a “disqualifying disposition”), the participant will then recognize ordinary income. The amount of ordinary income recognized by the participant is limited to the lesser of the gain on such sale and the difference between the fair market value of the Shares on the date of exercise and the option exercise price. Any gain realized in excess of this amount will be treated as short- or long-term capital gain (depending on how long the Shares are held). If the option price exceeds the amount realized upon such a disposition, the difference will be short- or long-term capital loss (depending on how long the Shares are held). Notwithstanding the above, individuals subject to Alternative Minimum Tax may recognize ordinary income upon exercise of an ISO.
Stock Appreciation Rights
A participant recognizes no taxable income when a SAR is granted or vests. Upon the exercise of a SAR, a participant will recognize ordinary income equal to the excess of the fair market value of the Shares underlying the SAR over the grant price of the SAR. A participant’s tax basis in Shares received upon exercise of a SAR will generally be equal to the fair market value of those Shares on the exercise date, and the participant’s holding period for such Shares will begin at that time. Upon the sale of Shares received upon exercise of a SAR, the participant will realize short-term or long-term capital gain or loss, depending on the period the Shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the Shares and the participant’s tax basis in such Shares.
Restricted Stock
If a participant receives restricted stock under the 2023 Plan and does not make the election described in the next paragraph, the participant will recognize no taxable income upon the receipt of the Shares. When the forfeiture conditions applicable to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the Shares at that time, less any amount paid for the Shares. A participant’s tax basis in restricted stock will generally be equal to the fair market value of the Shares when the forfeiture conditions lapse, and the participant’s holding period for the Shares will begin at that time. Upon sale of the Shares, the participant will realize short- or long-term gain or loss, depending on how long the Shares are held after the forfeiture conditions lapse. Such gain or loss will be equal to the difference between the amount realized upon the sale of the Shares and the participant’s tax basis in the Shares.
Participants receiving Shares of restricted stock may make an election under Section 83(b) of the Internal Revenue Code. By making a Section 83(b) election, the participant elects to recognize compensation income when the Shares are received rather than at the time the forfeiture conditions lapse. The amount of such compensation income will be equal to the fair market value of the Shares upon receipt (valued without regard to the forfeiture conditions and transfer restrictions applicable to the Shares), less any amount paid for the Shares. By making a Section 83(b) election, the participant will recognize no additional compensation income when the forfeiture conditions lapse. The participant’s tax basis in Shares with respect to which a Section 83(b) election is made will generally be equal to the fair market value of those Shares at grant, and the participant’s holding period for such Shares will begin at that time. Upon sale of the Shares, the participant will realize short- or long-term capital gain or loss, depending on the period the Shares were held. Such gain or loss will be equal to the difference between the amount realized upon the sale of the Shares and the participant’s tax basis in the Shares. However, if the Shares are forfeited, the participant will not be entitled to claim a deduction with respect to any income tax paid upon making the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with the participant’s employer, in each case within 30 days after the restricted stock is issued.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Proposal Four	Table of Contents

Restricted Stock Units and Phantom Stock Units
When Shares or cash with respect to RSU or Phantom Stock Unit awards are delivered to the participant, the value of the Shares or cash is then taxable to the participant as ordinary income. A participant’s tax basis in Shares received upon settlement of an RSU or Phantom Stock Unit award will generally be equal to the fair market value of those Shares on the date the Shares are issued, and the participant’s holding period for such Shares will begin at that time. Upon sale of Shares received upon settlement of an RSU or Phantom Stock Unit award, the participant will realize short-term or long-term capital gain or loss, depending on the period the Shares are held. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the Shares and the participant’s tax basis in such Shares.
Other Stock-Based Awards
The taxation of other stock-based awards will depend upon the design of such awards.
Cash-Based Awards
Generally, any cash payments a participant receives in connection with a cash-based award under the 2023 Plan are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions.
New Plan Benefits
Except as otherwise provided above on page 9 with respect to our annual RSU awards to non-employee directors, on page 38 with respect to our annual award of 5,000 phantom stock units to Mr. Zandman and on page 52 with respect to Mr. Zandman's entitlement upon termination of 15,000 shares, our equity-based awards are discretionary and therefore benefits under the 2023 Plan to particular grantees (or classes of grantees) are not determinable at this time. Whether the above-referenced grants to our non-employee directors and Mr. Zandman are actually made under the 2023 Plan will depend on (among other things) future decisions regarding the form and amount of our non-employee director compensation, the duration of Mr. Zandman's future service, and whether we adopt other equity-based compensation plans in the future. Those awards are therefore not conditioned on stockholder approval of this Proposal Four.

The Board of Directors recommends a vote "FOR" the approval of Amendment No. 1 to the 2023 Plan.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Certain Relationships and Related Transactions	Table of Contents

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions.  Related parties include our directors and executive officers, or any person who is an immediate family member of any director or executive officer; a stockholder owning in excess of 5% of any class of our securities; and any entity in which any of the foregoing is employed or is a partner, principal or owner of a 5% or more ownership interest.  A copy of the Related Party Transactions Policy is available to stockholders on our website and in print upon request.

The Nominating and Corporate Governance Committee has the responsibility of administering the policy.  Members of the Committee may not participate in any review, consideration, or approval of any transaction involving such member, any family member of such member, or any entity with which such member is affiliated.

All transactions with related parties meeting the disclosure thresholds established by the SEC must be approved by the Committee. All new employment relationships with a family member of a director or executive officer must be approved by the Committee.  The Committee also must undertake an annual review of on-going employment relationships of family members of any director or executive officer.

The Committee determines whether or not to approve a transaction or employment relationship based on all relevant facts and circumstances, including:

•	the extent of the related person's interest in the transaction and the materiality of the transaction to the Company;

•	the benefits to the Company of the transaction;

•	the availability of other sources of comparable products or services; and

•	the commercial reasonableness of the transaction.

The following related party relationships and transactions meet the threshold established by the SEC for disclosure in our annual proxy statement:

Morgan Stanley, daughter of Joel Smejkal, who is a director and our President and Chief Executive Officer, received $146,924 in total compensation in 2025. This aggregate amount includes base salary and bonuses. Ms. Stanley's compensation package is consistent with that of colleagues in similar roles at the company. A merit increase and bonus payment are anticipated in 2026.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Certain Relationships and Related Transactions	Table of Contents

Vishay Precision Group, Inc.

On July 6, 2010, Vishay completed the spin-off of Vishay Precision Group, Inc. to its stockholders as an independent, publicly-traded company. Prior to July 6, 2010, Vishay Precision Group, Inc. was a wholly-owned subsidiary of the Company.

Following the spin-off, VPG and Vishay operate separately, each as independent public companies. The Company has no ownership interest in VPG.

However, Ruta Zandman, solely or on a shared basis with Marc Zandman and Ziv Shoshani, a former member of Vishay's Board of Directors, controls a large portion of the voting power of both Vishay and VPG. Mrs. Zandman, solely or on a shared basis with Marc Zandman and Ziv Shoshani, controls approximately 44.3% of the voting power of our capital stock and approximately 35.0% of the total voting power of VPG's capital stock. Mr. Zandman, our Executive Chairman of the Board and an executive officer of Vishay, served on the board of directors of VPG until his resignation from the VPG board of directors, from 2010 to 2025.  Ziv Shoshani, CEO of VPG and a nephew of Mrs. Ruta Zandman and a brother of Roy Shoshani, our Executive Vice President - Chief Operating Officer - Semiconductors and Chief Technical Officer, served as a director of Vishay until his resignation from the Vishay board, effective May 20, 2025.

In connection with the completion of the spin-off, on July 6, 2010, Vishay and its subsidiaries entered into several agreements with VPG and its subsidiaries that govern the relationship of the parties following the spin-off. Among the agreements entered into with VPG and its subsidiaries were a trademark license agreement, transition services agreement, several lease agreements, and supply agreements. None of the agreements are expected to have a material impact on Vishay's financial position, results of operations, or liquidity. We believe that the pricing associated with these agreements are equivalent to arms-length transactions between unrelated parties. However, such agreements were negotiated when VPG was still a subsidiary of the Company. These agreements are described in the section entitled "Certain Relationships and Related Party Transactions," which is incorporated by reference herein, of the registration statement on Form 10 of Vishay Precision Group filed with the SEC on June 22, 2010.

Since May 21, 2025, there are no common board members between Vishay Intertechnology, Inc. and Vishay Precision Group, Inc.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | About the Meeting	Table of Contents

ABOUT THE MEETING

Why did I receive these materials?

We hold a meeting of stockholders annually.  This year's meeting will be held virtually on May 18, 2026, via live webcast.  There will be several items of business that must be voted on by our stockholders during the meeting, and our Board of Directors is seeking your proxy to vote on these items.  This proxy statement contains important information about Vishay Intertechnology, Inc. and the matters that will be voted on at the meeting.  Please read these materials carefully so that you have the information you need to make informed decisions.

What is a proxy?

A proxy is your legal designation of another person to vote the shares of stock that you own. The person you designate to vote your shares is also called a proxy.  When you submit a proxy, the people named on the proxy card are required to vote your shares during the 2026 Annual Meeting in the manner you have instructed.

What is the record date and why is it important?

The record date is the date used by our Board of Directors to determine which stockholders are entitled to receive notice of and vote on the items presented during the 2026 Annual Meeting. Our Board established April 6, 2026, as the record date for the 2026 Annual Meeting.

What is the difference between "Stockholders of Record" and "Beneficial Owners"?

If your shares are registered directly in your name with Vishay's transfer agent, you are considered, with respect to those shares, the "Stockholder of Record." The proxy statement, annual report and proxy card have been sent directly to you by Vishay.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "Beneficial Owner" of shares held in street name. This proxy statement and annual report have been forwarded to you by your broker, bank, or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting.

May I attend the annual meeting? What do I need in order to attend the meeting?

The 2026 Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/VSH2026. To access the meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on your voting instruction form.

What proposals will I be voting on and how does the Board of Directors recommend I vote?

The Board of Directors' recommendations are set forth together with the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends a vote:

•	FOR ALL the nominees for election as Class II directors for terms expiring at the 2029 Annual Meeting of Stockholders (see Proposal One);

•	FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (see Proposal Two);

•	FOR the approval, on a nonbinding, advisory basis, of the compensation of our Named Executive Officers (see Proposal Three); and

•	FOR the approval of Amendment No. 1 to the 2023 Plan (see Proposal Four).

Does Vishay have more than one class of stock outstanding?

We have two classes of stock outstanding, common stock and Class B common stock.  Our stockholders approved our two class structure in 1987.  On the record date, there were 124,008,087 shares of common stock and 12,097,148 shares of Class B common stock outstanding and entitled to vote.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | About the Meeting	Table of Contents

What are the voting rights of each class of stock?

Each share of common stock will be entitled to one vote and each share of Class B common stock will be entitled to 10 votes with respect to each matter to be voted on at the 2026 Annual Meeting.

A list of stockholders entitled to vote at the 2026 Annual Meeting will be available for examination by Vishay's stockholders during ordinary business hours for a period of ten days prior to the 2026 Annual Meeting at the Company's headquarters, 63 Lancaster Avenue, Malvern, PA 19355.

What constitutes a quorum?

A quorum is the minimum number of votes required to be present for the 2026 Annual Meeting to conduct business.  As set forth in Vishay's Bylaws, the holders of a majority of the votes represented by the outstanding shares of common stock and Class B common stock, voting together as a single class, present in person or represented by proxy, will constitute a quorum for the transaction of business for the 2026 Annual Meeting.

How are abstentions and broker non-votes considered?

Shares represented by proxies that are properly marked "ABSTAIN" will be counted for purposes of determining the presence of a quorum for the 2026 Annual Meeting.  Abstentions are not regarded as voted shares and will have no effect on the election of directors under Proposal One or on the votes with respect to Proposals Two, Three, and Four.

Brokers holding shares for beneficial owners in street name must vote those shares according to specific instructions they receive from the beneficial owners.  If instructions are not received, brokers may only vote the shares, in their discretion, on matters for which they are not precluded from exercising their discretion by the rules of the NYSE.  Under the NYSE rules, a broker is permitted to vote shares on routine matters, which include ratifying the appointment of independent auditors but do not include the election of directors or stockholder proposals.  Accordingly, brokers may vote in their discretion only on Proposal Two.

A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Broker non-votes will be counted in determining whether there is a quorum at the 2026 Annual Meeting but will not be regarded as voted shares.   Broker non-votes will have no effect on the election of directors under Proposal One or on the votes with respect to Proposals Two, Three, and Four.  ""

What vote is required to approve each proposal?

Assuming a quorum is present, the vote required and method of calculation for the proposals to be considered at the 2026 Annual Meeting are as follows:

•
Proposal One. The election of four Class II directors to hold office for terms of three years, or until their successors are duly elected and qualified requires a plurality of the votes of the shares of common stock and Class B common stock, voting together as a single class, present in person or presented by proxy and voted on the election of directors.

•
Proposal Two. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of holders of a majority of the votes of the shares of common stock and Class B common stock, voting together as a single class, present in person or represented by proxy and voted on the ratification of the appointment of Deloitte & Touche LLP.

•
Proposal Three. The approval, on an advisory basis, of the compensation of the Company's Named Executive Officers as disclosed in the "Compensation and Discussion Analysis" section of this proxy statement requires the affirmative vote of holders of a majority of the votes of the shares of common stock and Class B common stock, voting together as a single class, present in person or represented by proxy and voted on the advisory approval of the compensation of the Company's Named Executive Officers.

•
Proposal Four. The approval of Amendment No. 1 to the 2023 Plan requires the affirmative vote of holders of a majority of the votes of the shares of common stock and Class B common stock, voting together as a single class, present in person or represented by proxy and voted on the approval of Amendment No. 1 to the 2023 Plan.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | About the Meeting	Table of Contents

Who paid to send me the proxy materials?

The cost of solicitation of proxies will be borne by Vishay.  The Board of Directors may use the services of Vishay's directors, officers and other regular employees to solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such fiduciaries, and Vishay will reimburse them for the reasonable expenses incurred by them in so doing.

Vishay is required to make these materials available to you.  We intend to begin mailing these materials to stockholders on or about April 8, 2026. The proxy materials will be posted on the Internet, at ir.Vishay.com.

How do I vote my shares? Can I vote electronically?

If you are a holder of record of our common stock as of the record date, there are four ways to vote:

•
If you elected to receive hardcopy proxy materials, please complete, date, and sign the proxy card included in the materials sent to you and return it without delay in the provided envelope, which requires no additional postage if mailed in the United States.

•
If you are enrolled in our electronic proxy materials delivery service and received these proxy materials via the Internet, you will need to follow the procedures for online voting in order to vote your shares.

•	You can vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week, and following the instructions on your proxy card.

•	You may also vote during the live webcast of the 2026 Annual Meeting at www.virtualshareholdermeeting.com/VSH2026.

The shares represented by your proxy will be voted as directed with respect to each of the proposals set forth in the proxy statement, OR, if no direction is indicated, at the recommendations of the Board of Directors.

You may either vote "FOR ALL" or "WITHHOLD" your vote for the election of the nominees as directors under Proposal One, or you may vote for only some of the nominees. You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals Two, Three, and Four.

Whether or not you plan to participate in the meeting, we strongly encourage you to vote by proxy prior to the meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you must follow the instructions provided by your broker, bank, or nominee on how to vote your proxy.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | About the Meeting	Table of Contents

Can I change my vote after I return my proxy card?

Yes.  You may revoke your proxy at any time before it is voted at the 2026 Annual Meeting. In order to revoke your proxy, you may either:

•	sign and timely return another proxy card bearing a later date;
•	provide written notice of the revocation to Vishay's Corporate Secretary; or
•	by voting online during the meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you must follow the instructions provided by your broker, bank, or nominee on how to revoke your proxy.

What will happen if I provide my proxy but do not vote on a proposal?

You should provide voting instructions for all proposals appearing on the proxy card. The persons named as proxies on the proxy card will vote your shares according to your instructions. However, if you fail to provide instructions on how you want your shares to be voted, properly signed and dated proxies will be voted in accordance with the recommendation of the Board of Directors.

What will happen if I do not provide my proxy?

If you are a stockholder of record, your shares will not be voted.

If you are the beneficial owner of shares held in street name, your broker, bank, or other holder of record might be authorized to vote your shares on certain routine matters. The NYSE considers the ratification of the independent registered public accounting firm to be a routine matter.  On routine matters, your broker or nominee can vote your street name shares even though you have not provided voting instructions, or chose not to vote your shares on those matters.

Who will verify the election results?

Vishay will appoint an inspector who will ascertain the number of shares outstanding and the voting powers of each, determine the shares represented at the 2026 Annual Meeting and the validity of the proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector, and certify a determination of the number of shares represented at the 2026 Annual Meeting and his or her count of all votes and ballots.

Are there any stockholders who own more than 5% of Vishay's shares or voting power?

Ruta Zandman controls, solely or on a shared basis with Marc Zandman and Ziv Shoshani, a former member of Vishay's Board of Directors, approximately 44.3% of the total voting power of our capital stock; Marc Zandman controls, solely or on a shared basis with Ruta Zandman and Ziv Shoshani, approximately 35.2% of the total voting power of our capital stock; and Ziv Shoshani controls, solely or on a shared basis with Ruta Zandman and Marc Zandman, approximately 35.2% of the total voting power of our capital stock.  They intend to vote FOR ALL nominees and FOR Proposals Two, Three, and Four.

According to filings made with the SEC, each of BlackRock, Inc.; Woodline Partners LP; and Dimensional Fund Advisors LP are deemed to own greater than 5% of Vishay's outstanding common stock.  Additionally, Deborah Larkin, a private stockholder, owns greater than 5% of our Class B common stock.  See "Security Ownership of Certain Beneficial Owners and Management" for more information.  BlackRock, Inc.; Woodline Partners LP; and Dimensional Fund Advisors LP and Ms. Larkin have not indicated their intentions to Vishay regarding matters to be voted on at the 2026 Annual Meeting.

Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Other Matters	Table of Contents

OTHER MATTERS

This proxy statement includes all of the business that the Board of Directors intends to present at the 2026 Annual Meeting.  The Board of Directors is not aware of any other matters proposed to be presented at the meeting.  If any other matter or matters are properly brought before the 2026 Annual Meeting or any adjournment thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND FORM 10‑K TO STOCKHOLDERS

Our Annual Report to Stockholders for the year ended December 31, 2025, accompanies this proxy statement.  Vishay will provide to any stockholder, upon written request and without charge, a copy of our most recent Annual Report on Form 10-K, including the financial statements, as filed with the SEC.  All requests for such reports should be directed to Investor Relations, Vishay Intertechnology, Inc., 63 Lancaster Avenue, Malvern, PA 19355, telephone number (610) 644‑1300.  A copy of our Annual Report to Stockholders and our Annual Report on Form 10-K are also available on our investor relations website at ir.vishay.com.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

If a stockholder wants us to include a proposal in our proxy materials for the 2027 Annual Meeting, a stockholder proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be received by our Corporate Secretary by the close of business on December 9, 2026. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2026 Annual Meeting of Stockholders, the deadline will instead be no later than the close of business on the 10th day following the day on which such notice of the date of the 2027 Annual Meeting was mailed or such public disclosure announcement of the date of the 2026 Annual Meeting was made.

A stockholder who intends to present a proposal or to nominate a candidate for director for election at the 2027 Annual Meeting, but not to have the proposal or nomination considered for inclusion in the proxy materials for that meeting, must be eligible and provide advance written notice that sets forth the information required by our Bylaws and Rule 14a-19 under the Exchange Act. Assuming the date of the 2027 Annual Meeting is not advanced or delayed in the manner described above, the required notice for the 2027 Annual Meeting would need to be provided to us not later than March 19, 2027.

The form of proxy issued with our 2027 proxy statement will confer discretionary authority to vote for or against any proposal made by a stockholder at our 2027 Annual Meeting and which is not included in our proxy statement. However, such discretionary authority is not permitted to be exercised if the stockholder proponent has given notice to our Corporate Secretary of such proposal before February 22, 2027, and certain other conditions provided for in the SEC's rules have been satisfied.

By Order of the Board of Directors,

Peter Henrici
Corporate Secretary

April 8, 2026
Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Annex A	Table of Contents

ANNEX A

VISHAY INTERTECHNOLOGY, INC.
2023 LONG-TERM INCENTIVE PLAN
(as amended by the 2023 Plan Amendment)

SECTION 1. Purpose; Definitions. The purposes of the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Vishay Intertechnology, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company. Upon the Plan’s Effective Date (as defined below), no further awards shall be made under the Vishay Intertechnology, Inc. 2007 Stock Incentive Program, as amended and restated (the “Prior Plan”).

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)	"Adoption Date" will have the meaning set forth in Section 25 hereof.

(b)	"Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(c)	"Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(d)	"Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Phantom Stock Units or Cash-Based Awards made under this Plan.

(e)	"Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(f)	"Board” means the Board of Directors of the Company, as constituted from time to time.

(g)	"Cash-Based Award” means an Award granted under and subject to Section 12 hereof.

(h)	“Cause” means, with respect to any Participant: (i) the Participant’s habitual intoxication or drug addiction; (ii) the Participant’s violation of the Company’s written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant’s refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to the Participant, consistent with the Participant’s position; (iv) the Participant’s willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant’s willful or wanton misconduct in connection with the performance of the Participant’s duties including, without limitation, breach of fiduciary duties; (vi) the Participant’s breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of the Participant’s employment or service agreement, if any; (vii) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony (other than driving while intoxicated or driving under the influence of alcohol) or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant’s dishonesty detrimental to the best interest of the Company; (ix) the Participant’s involvement in any matter which, in the opinion of the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Committee), is reasonably likely to cause material prejudice or embarrassment to the Company’s business; or (x) solely in the case of a Non-Employee Director, any other action by the Participant which the Board determines constitutes “cause.” Notwithstanding the foregoing, if the Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

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2026 Proxy Statement | Annex A	Table of Contents

(i)	“Change in Control” shall mean the occurrence of any of the following events:

	(i)	Any Person (other than a Permitted Holder) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of Outstanding Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iv) any acquisition pursuant to a Corporate Transaction that complies with subsections (x), (y) or (z) of Section 1(i)(iii);

(ii)
During any twelve month period, individuals who at the beginning of such period constitute the Board and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(i)(i) or Section 1(i)(iii) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; or

(iii)
Consummation of a Corporate Transaction unless, following such Corporate Transaction, (x) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the then-outstanding combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the Outstanding Voting Securities immediately prior to such Corporate Transaction, (y) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Corporate Transaction, and (z) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Corporate Transaction were Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(j)	“Class B Common Stock” means the Class B common stock, $0.10 par value per share of the Company.

(k)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(l)	“Committee” means the committee designated by the Board to administer the Plan under Section 2. Unless otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee.

(m)	“Company” will have the meaning set forth above in this Section 1.

(n)	“Compensation” will have the meaning set forth in Section 3(f) hereof.

(o)	“Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

(p)	“Director” means a member of the Board.

(q)	“Director Limit” will have the meaning set forth in Section 3(f) hereof.

(r)	“Disability” means a condition rendering the Participant Disabled.

(s)	“Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

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2026 Proxy Statement | Annex A	Table of Contents

(t)	“Effective Date” means May 23, 2023, the date on which this Plan was first approved by the Company's stockholders.

(u)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)	“Fair Market Value” means, as of any date, unless otherwise provided by the Committee, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading on the date of determination (or if the date of determination is not a trading day, the last preceding trading day); (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the last quoted sales price of a Share on the date of determination (or if the date of determination is not a trading day, the last preceding trading day); or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

(w)	“Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(x)	“Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(y)	“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(z)	“Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5.

(aa)	“Other Stock-Based Award” means an Award valued in whole or in part by reference to, or otherwise based on, Shares, other than an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Phantom Stock Units, which Award is granted pursuant to Section 10 hereof.

(bb)	“Outstanding Voting Securities” means the voting securities of the (i) common stock and Class B Common Stock then outstanding or (ii) other capital stock into which the common stock or Class B Common Stock is reclassified or changed.

(cc)	“Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(dd)	“Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.

(ee)	“Permitted Holder” means each of the Estate of Dr. Felix Zandman, Dr. Felix Zandman’s surviving spouse, Dr. Felix Zandman’s children or lineal descendants, his, her or their family members, any trust established for the benefit of such persons, or any “person” (as such term is used in Section 13(d) or Section 14(d) of the Exchange Act), directly or indirectly, controlling, controlled by or under common control with any such person referenced in this Section 1(ee) or any trust established for the benefit of such persons or any charitable trust or non-profit entry established by a Permitted Holder, or any group in which such Permitted Holders hold more than a majority of the voting power of the Shares and Class B Common Stock deemed to be beneficially owned by such group.

(ff)	“Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(gg)	“Phantom Stock Unit” means a right granted under and subject to Section 11 hereof.

(hh)	“Plan” will have the meaning set forth above in this Section 1.

(ii)	“Prior Plan” will have the meaning set forth above in this Section 1.

(jj)	“Prior Plan Awards” mean awards granted under the Prior Plan.

(kk)	“Restriction Period” will have the meaning set forth in Section 8(c)(i) hereof.

A-3	Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Annex A	Table of Contents

(ll)	“Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(mm)	“Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(nn)	“Section 409A” will have the meaning set forth in Section 24 hereof.

(oo)	“Securities Act” means the Securities Act of 1933, as amended.

(pp)	“Shares” means shares of the Company’s common stock other than Class B Common Stock, par value $0.10, subject to substitution or adjustment as provided in Section 14 hereof.

(qq)	“Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(rr)	“Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

(ss)	“Vesting Conditions” will have the meaning set forth in Section 5(c).
SECTION 2. Administration. The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a)	select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b)	determine the type of Award to be granted;

(c)	determine the number of Shares, if any, to be covered by each Award;

(d)	establish the other terms and conditions of each Award;

(e)	accelerate the vesting or exercisability of an Award, notwithstanding anything in the Plan to the contrary;

(f)	waive any conditions or restrictions associated with an Award;

(g)	extend the period of time during which an Award may be exercised (but in no event beyond the expiration of the original Award term); and

(h)	modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law and the Company’s governing documents, the Board or the Committee may delegate any of the authorities of the Committee identified herein to an individual or committee of individuals (who may, but need not, serve on the Board), including without limitation the authority to grant Awards hereunder. To the extent that the Board or the Committee so delegates authority, applicable references in the Plan to the Committee’s authority to make awards and determinations with respect thereto shall be deemed to include the delegate. Notwithstanding the foregoing, the Committee will retain broad authority to administer the Plan, including the authority to make determinations with respect to awards previously granted by a delegate. The Board or the Committee, as applicable, may revoke any delegation it previously effectuated hereunder at any time, for any reason, with or without prior notice.

A-4	Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Annex A	Table of Contents

SECTION 3. Shares Subject to the Plan.

(a)	Shares Subject to the Plan. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of Shares that may be issued under the Plan is the sum of (i) 11,999,386 Shares, plus (ii) any additional Shares subject to Prior Plan Awards that are recycled into the Plan pursuant to Section 3(c) hereof. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b)	Substitute Awards. Notwithstanding the foregoing, any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of Shares available for issuance hereunder.

(c)	Share Recycling. If and to the extent that an Award or a Prior Plan Award terminates, expires, is canceled or is forfeited for any reason on or after the Effective Date (including upon cancellation or settlement of such award in exchange for cash or property other than Shares), the Shares associated with that Award or Prior Plan Award will become available (or again be available) for grant under the Plan. Similarly, Shares withheld on or after the Effective Date in settlement of a tax withholding obligation associated with an Award or a Prior Plan Award (other than a stock option or stock appreciation right), will become available (or again be available) for grant under the Plan. However, for the avoidance of doubt, in the case of a stock-based settlement of a stock appreciation right (whether granted under this Plan or a Prior Plan), any Shares that are subject to the exercised portion of the Award that are not delivered upon such exercise will not again be available for grant under the Plan. Similarly, any Shares withheld in satisfaction of the exercise price of a stock option (whether granted under this Plan or a Prior Plan), will not become available (or again be available) for grant under the Plan.

(d)	Incentive Stock Option Limit. Subject to adjustment as provided in Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 11,999,386.

(e)	Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and/or any of its respective Affiliates operate or have employees, directors and consultants, in order to comply with the requirements of any foreign securities exchange or other Applicable Law, or to otherwise ensure the viability of the benefits from Awards granted to employees, directors and consultants performing services in such countries and to meet the objectives of the Plan, the Committee, in its discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

(f)	Annual Compensation Limitations for Non-Employee Directors. Beginning with the first fiscal year following the fiscal year in which the Effective Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $800,000 (the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the fiscal year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the fiscal year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director solely in the Participant’s capacity as chairperson of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

SECTION 4. Eligibility. Employees, Directors, consultants, and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan. However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

A-5	Vishay Intertechnology, Inc. | 2026 Proxy Statement

2026 Proxy Statement | Annex A	Table of Contents

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(a)	Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.

(b)	Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after the expiration of the term of the Option.

(c)	Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate goals, or such other factors as the Committee may determine in its discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d)	Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the fair market value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current fair market value over (b) the Option exercise price, divided by (B) the then current fair market value.

An Option will not confer upon a Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise.

(e)	Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary, will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)	Automatic Exercise. Immediately before the time that any vested and exercisable Option is scheduled to expire in accordance with the terms and conditions of the Plan and the applicable Award Agreement, such Option shall be deemed automatically exercised subject to the following conditions:

(i)	Such Option is covered by a then-current registration statement or a Notification under Regulation A under the 1933 Act,

(ii)
The last reported sale price of a Share on the principal exchange on which Shares are listed on the date of determination, or if such date is not a trading day, the last preceding trading day, exceeds the option price per Share by such amount as may be determined by the Committee or its delegate from time to time. Absent a contrary determination, such excess per Share shall be $0.01, and

(iii)
The employment or service of the Participant to whom such Option has been granted has not been terminated for Cause and immediately before the time at which any such Option is scheduled to expire in accordance with the terms and conditions of the Plan and the applicable Award Agreement, there is no basis for such a termination.

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2026 Proxy Statement | Annex A	Table of Contents

The exercise price of any Option exercised automatically pursuant to this Section 5(f) shall be satisfied through a "net settlement," as described in Section 5(d) above.

(g)	Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

SECTION 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Committee may impose one or more Vesting Conditions on Stock Appreciation Rights. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying Share on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

SECTION 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a)	Termination by Reason of Death. If the Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of the Participant’s death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b)	Termination by Reason of Disability. If the Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or the Participant’s personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c)	Cause. If the Participant’s service with the Company or any Affiliate is terminated for Cause or if the Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered, if applicable, will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d)	Other Termination. If the Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

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SECTION 8. Restricted Stock.

(a)	Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b)	Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period (as defined below). If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)	Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its discretion:

(i)
During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii)	While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Share.

(iii)
Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if the Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

SECTION 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Payment in respect of a Restricted Stock Unit Award may be made in cash, Shares or both, at the discretion of the Committee. The Award Agreement evidencing a grant of Restricted Stock Units shall set forth the Vesting Conditions, and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if the Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

SECTION 10. Other Stock-Based Awards. Subject to the other terms of the Plan, the Committee may grant Other Stock-Based Awards (including Awards to receive unrestricted Shares, or Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares) either alone or in conjunction with other Awards under the Plan. Subject to Applicable Law, Other Stock-Based Awards may be granted in lieu of other compensation to which the Participant is entitled from the Company. The Committee shall establish the terms and conditions of Other Stock-Based Awards in its discretion, including Vesting Conditions (if any). Payment in respect of an Other Stock-Based Award may be made in cash, Shares or both, at the discretion of the Committee.

SECTION 11. Phantom Stock Units. Each Phantom Stock Unit represents the right to receive one Share at a specified time. Each Participant who has an employment agreement with the Company or a Subsidiary that provides for the award of Phantom Stock Units shall be granted the number of Phantom Stock Units specified in such Participant’s employment agreement, as of the date or dates specified in such employment agreement. Subject to the Participant’s employment agreement, the Company may impose one or more Vesting Conditions on such units. The Award Agreement evidencing a grant of Phantom Stock Units shall set forth the Vesting Conditions, settlement date(s) for the units, and such other terms as determined by the Committee.

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2026 Proxy Statement | Annex A	Table of Contents

SECTION 12. Cash-Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash-Based Awards (including immediate cash payments) either alone or in conjunction with other Awards under the Plan. Subject to Applicable Law, Cash-Based Awards may be granted in lieu of other compensation. The Committee shall establish the terms and conditions of Cash-Based Awards in its discretion, including Vesting Conditions (if any).

SECTION 13. Dividends and Dividend Equivalent Rights. Notwithstanding anything to the contrary herein:

(a)	No cash distribution or dividend equivalent rights will be payable with respect to Options or Stock Appreciation Rights;

(b)	Cash distributions or dividends that become payable with respect to a Share of Restricted Stock while it remains subject to restriction will be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan, which additional Restricted Stock shall also be subjected to the same Restriction Period; and

(c)	An Award Agreement for Restricted Stock Units, an Other Stock-Based Award or a Phantom Stock Unit Award may provide for the inclusion of dividend equivalent rights entitling a Participant to payments or credits equal to the cash dividends that would otherwise have been paid with respect to the Shares subject to an Award, had such Shares been outstanding. The Committee may provide that such dividend equivalent rights will be paid or credited in cash or paid or credited in Shares (based on the Fair Market Value on the dividend payment date). Any such dividend equivalent payments or credits shall be subject to the same Vesting Conditions as the underlying Award (or portion thereof) to which they relate.

SECTION 14. Adjustments. If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company, or there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

SECTION 15. Corporate Transaction. Unless otherwise specified in the applicable Award Agreement, and subject to the provisions of Section 16, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction, or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each Share subject to an outstanding Award, upon exercise or payment or transfer in respect of an Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Corporate Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Award prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights  pursuant to this Section 15 in connection with a Corporate Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and Stock Appreciation Rights have been given an opportunity to exercise the Options or Stock Appreciation Rights (to the extent otherwise exercisable) immediately prior to (and contingent upon the occurrence of) the Corporate Transaction or (ii) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each Share covered by the Option or Stock Appreciation Right being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the exercise price or base price, as applicable. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefore.  The Committee need not treat each Award in a uniform manner under this Section 15.

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SECTION 16. Consequences of a Change in Control.

(a)	Unless otherwise specified in the applicable Award Agreement or any applicable transaction documents, all outstanding Awards held by a Non-Employee Director shall be treated as follows upon a Change in Control: (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Change in Control (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion.

(b)	Unless otherwise specified in the applicable Award Agreement or any applicable transaction documents, all outstanding Awards held by a Participant that is not a Non-Employee Director, shall be treated as follows upon a Change in Control:

(i)
To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, and within two years after the date of the Change in Control, the Participant’s service is terminated by the Company (or the resulting entity in the Change in Control) without Cause, then (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Participant’s termination date (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion, subject to the execution of a general release of claims in a form prescribed by the Company (which release becomes irrevocable in accordance with its terms).

(ii)
To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control, (x) all time-based Vesting Conditions shall be deemed fulfilled, and (y) performance-based Vesting Conditions shall be deemed fulfilled at the greater of the “target” performance level or the “actual” level of achievement through the Change in Control (or other reasonably proximate date selected by the Committee based on the availability of relevant data), as determined by the Committee in its discretion.

Notwithstanding any provision of this Section 16, in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 16 to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

SECTION 17. Amendments and Termination. Subject to any stockholder approval that may be required under Applicable Law, the Board may amend or terminate the Plan at any time.

SECTION 18. Prohibition on Repricing Programs. Neither the Committee nor the Board shall, other than as permitted under Section 14,  Section 15 or Section 16 herein, (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan without in each such instance obtaining stockholder approval.

SECTION 19. Conditions Upon Grant of Awards and Issuance of Shares.

(a)	The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b)	No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

(c)	If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

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2026 Proxy Statement | Annex A	Table of Contents

SECTION 20. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, if permitted by the Committee in its discretion, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the surviving rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. If the Committee does not so permit, or the Participant has not designated a beneficiary, then following the Participant’s death, the estate will succeed to any such surviving rights.  A beneficiary, a guardian, a legal representative, an estate or any other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

SECTION 21. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, foreign, state or local taxes of any kind required by law to be withheld with respect to such amount. To the extent authorized by the Committee, the required tax withholding may be satisfied by the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case, not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 22. Company Policies.

(a)	All Awards made under the Plan (whether vested or unvested), and any Shares associated therewith, are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and “clawback” as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

(b)	All Awards, and any Shares associated therewith, shall also be subject to the Company’s stock ownership, securities trading, anti-hedging, anti-pledging and other similar policies, as in effect from time to time.

SECTION 23. General Provisions.

(a)	The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.

(b)	All Shares or other securities delivered under the Plan will be subject to such stop-transfer orders and other restrictions as the Board may deem necessary to reflect the terms of the applicable Award or advisable to comply with the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause Shares or other securities to be legended to reflect those restrictions.

(c)	Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required. Similarly, the grant of any Award will not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

(d)	Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

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SECTION 24. Section 409A. All Awards are intended to be exempt from or comply with the requirements of Section 409A of the Code (“Section 409A”) and should be interpreted accordingly. Nonetheless, the Company does not guaranty any particular tax treatment for any Award. For any Award that is non-qualified deferred compensation subject to Section 409A, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision. Notwithstanding anything to the contrary in the Plan or an Award, if at the time of a Participant’s separation from service, such Participant is a “specified employee” (within the meaning of Section 409A), then any amounts payable under the Plan on account of such separation from service that would (but for this provision) be payable within six (6) months following the date of the separation from service shall instead be paid on the next business day following the expiration of such six (6) month period or, if earlier, upon the Participant’s death, to the extent compliance with the requirements of Treas. Reg. § 1.409A‑3(i)(2) (or any successor provision) is necessary to avoid the application of an additional tax under Section 409A to such amounts. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

SECTION 25. Term of Plan. The Plan shall terminate automatically on February 25, 2036, provided that it may be terminated on any earlier date as provided in Section 17.

SECTION 26. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 27. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 28. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its General Counsel (or such other Person as the Company may designate in writing from time to time), and, if to the Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

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2026 Proxy Statement | Annex A	Table of Contents

Vishay Intertechnology, Inc.
2023 Long-Term Incentive Plan
Sub-Plan For Israeli Participants

1.	GENERAL

1.1
This sub-plan (the “Sub-Plan”) shall apply only to Participants who (i) meet the eligibility requirements of Section 4 of the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan (hereinafter the “Plan”), (ii) are tax residents of the State of Israel on the date of the grant of the Award, as defined below in Section 2, and (iii) are engaged by an Israeli resident Affiliate or Subsidiary of the Company (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Plan.

1.2
This Sub-Plan is adopted pursuant to the authority of the Committee under Section 3(e) of the Plan. This Sub-Plan is to be read as a continuation of the Plan and applies to Awards granted to Israeli Participants only to the extent necessary to comply with the requirements set by Israeli law, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Sub-Plan does not add to or modify the Plan in respect of any other category of Participants.

1.3
The Plan and this Sub-Plan are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in the Sub-Plan shall prevail to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time.

1.4
Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the interpretation given to it in the Plan. References to the Committee shall include reference to the Board if applicable.

2.	DEFINITIONS

2.1
“102 Award” means any Award intended to qualify (as determined by the Committee, the Board and/or the Israeli Award Agreement and/or a tax ruling from the ITA) and which qualifies as an award under Section 102, issued to an Approved Israeli Participant.

2.2
“Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Shares are then traded or listed.

2.3	“Approved Israeli Participant” means an Israeli Participant who is an employee, director or an officer of an Employer, excluding any Controlling Share Holder of the Company.

2.4	“Award” means any Award (other than a Cash-Based Award) granted under the Plan which are settled in Shares and which will not be capable of being settled in cash.

2.5
“Capital Gain Award” means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and 102(b)(3) of the Ordinance.

2.6	“Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.7
“Employer” means an Israeli resident Affiliate of the Company or an Israeli resident Subsidiary of the Company which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.8	“ITA” means the Israeli Tax Authority.

2.9	“Israeli Award Agreement” means the Award Agreement between the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.10	“Non-Trustee 102 Award” means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.11
“Ordinary Income Award” means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

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2.12	“Ordinance” means the Israeli Income Tax Ordinance [New Version] – 1961, as now in effect or as hereafter amended.

2.13	“Rules” means the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003.

2.14	“Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15	“Tax” means any applicable tax and other compulsory payments, such as any social security and health tax contributions under any Applicable Law.

2.16	“Trust Agreement” means the agreement to be signed between the Company, an Employer and the Trustee for the purposes of Section 102.

2.17
“Trustee” means any person or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

2.18
“Trustee 102 Award” means a 102 Award granted to an Approved Israeli Participant pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Participant.

2.19	“Unapproved Israeli Participant” means an Israeli Participant who is not an Approved Israeli Participant, including a consultant, service provider or a Controlling Share Holder of the Company.

3.	ISSUANCE OF AWARDS

3.1
The persons eligible for participation in the Plan as Israeli Participants shall include Approved Israeli Participants and Unapproved Israeli Participants, provided, however, that only Approved Israeli Participants may be granted 102 Awards.

3.2	The Committee may designate Awards granted to Approved Israeli Participants pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.

3.3
The grant of Trustee 102 Awards shall be subject to this Sub-Plan and shall not become effective prior to the lapse of 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Sub-Plan by the ITA.

3.4	Trustee 102 Awards may either be classified as Capital Gain Awards or Ordinary Income Awards.

3.5
No Trustee 102 Award may be granted under this Sub-Plan to any Approved Israeli Participant, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether Capital Gain Awards or Ordinary Income Awards, that will be granted under the Plan and this Sub-Plan (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Sub-Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Participants who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

3.6	All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 5 below.

3.7	The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.8	Awards granted to Unapproved Israeli Participants shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.

3.9
Dividend Equivalent Rights granted under the Plan and credited in Shares may be treated as separate awards. Dividend Equivalent Rights granted under the Plan and credited in cash will be treated as a cash bonus for tax purposes.

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2026 Proxy Statement | Annex A	Table of Contents

4.	102 AWARD GRANT DATE

Each 102 Award will be deemed granted on the date determined by the Committee, subject to the provisions of the Plan, provided that and subject to (i) the Israeli Participant has signed all documents required by the Company or Applicable Law, and (ii) with respect to any Trustee 102 Award, the Company has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA such that if the guidelines are not met the Award will be considered as granted on the date determined by the Committee as a Non-Trustee Award.

5.	TRUSTEE

5.1
Trustee 102 Awards which shall be granted under this Sub-Plan and/or any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102 Award and/or other Shares received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102. In the event the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.

5.2
With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Shares received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Shares received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding the foregoing, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.

5.3
Notwithstanding anything to the contrary, the Trustee shall not release or sell any Shares allocated or issued upon the grant, vesting or exercise of a Trustee 102 Award unless the Company, the Employer and the Trustee are satisfied that the full amounts of any Tax due have been paid or will be paid.

5.4
Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of such Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.

5.5
Any Award classified as a Capital Gain Award is meant to comply with the terms and conditions of Section 102 and the requirements of the ITA, therefore it is clarified that at all times the Plan and this Sub-Plan are to be read such that they comply with the requirements of Section 102 and as a consequence, should any provision in the Plan or Sub-Plan disqualify the Plan and/or the Awards granted thereunder from beneficial tax treatment pursuant to the provisions of Section 102 of the Ordinance, such provision shall be considered invalid either permanently or until the Israel Tax Authority provides approval of compliance with Section 102.

6.	WRITTEN PARTICIPANT UNDERTAKING

6.1
With respect to any Trustee 102 Award, as required by Section 102 and the Rules, by virtue of the receipt of such Award, the Israeli Participant is deemed to have provided, undertaken and confirmed the following written undertaking (and such undertaking is deemed incorporated into any documents entered into by the Israeli Participant in connection with the grant of such Award), and which undertaking shall be deemed to apply and relate to all Trustee 102 Awards granted to the Israeli Participant, whether under the Plan and this Sub-Plan or other plans maintained by the Company, and whether prior to or after the date hereof:

6.1.1
The Israeli Participant shall comply with all terms and conditions set forth in Section 102 with regard to the Capital Gain Awards or Ordinary Income Awards, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

6.1.2
The Israeli Participant is familiar with, and understands the provisions of, Section 102 in general, and the tax arrangement under the Capital Gain Awards or Ordinary Income Awards in particular, and its tax consequences; the Israeli Participant agrees that the Trustee 102 Awards and any Shares that may be issued upon vesting or (if applicable) exercise of the Trustee 102 Awards (or otherwise in relation to such Awards), will be held by a Trustee appointed pursuant to Section 102 for at least the duration of the Holding Period under the Capital Gain Awards or Ordinary Income Awards, as applicable.  The Israeli Participant understands that any release of such Trustee 102 Awards or Shares from trust, or any sale of the Shares prior to the termination of the Holding Period, will result in taxation at the marginal tax rate, in addition to deductions of any appropriate income tax, social security, health tax contributions or other compulsory payments; and

6.1.3	The Israeli Participant agrees to the Trust Agreement entered into by and between the Company, the Employer and the Trustee appointed pursuant to Section 102.

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2026 Proxy Statement | Annex A	Table of Contents

7.	THE AWARDS

The terms and conditions upon which Awards shall be granted, issued and exercised or vested under this Sub-Plan, shall be specified in an Israeli Award Agreement to be executed pursuant to the Plan and to this Sub-Plan.  Each Israeli Award Agreement shall provide, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (i.e., a Capital Gain Awards or Ordinary Income Awards or Non-Trustee 102 Award or any Award granted to Unapproved Israeli Participant), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt, it is clarified that there is no obligation for uniformity of treatment of Israeli Participants and that the terms and conditions of Awards granted to Israeli Participants need not be the same with respect to each Israeli Participant (whether or not such Israeli Participants are similarly situated). The grant, vesting and exercise of Awards granted to Israeli Participants shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Committee (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.

8.	ASSIGNABILITY, DESIGNATION AND SALE OF AWARDS

8.1
Notwithstanding any provision of the Plan, no Award subject to this Sub-Plan or any right with respect thereto, whether fully paid or not, shall be assignable, transferable or given as collateral, and no right with respect to any such Award shall be given to any third party whatsoever, and during the lifetime of the Israeli Participant, each and all of such Israeli Participant’s rights with respect to an Award shall belong only to the Israeli Participant. Any such action made, directly or indirectly, for an immediate or future validation, shall be void.

8.2
As long as Awards and/or Shares issued or purchased hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Award and Shares cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER'S APPROVAL

9.1
With regard to Trustee 102 Awards, the provisions of the Plan, the Sub-Plan and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Sub-Plan and the Israeli Award Agreement.

9.2
Any provision of Section 102 and/or said approval issued by the ITA, which must be complied with in order to receive and/or to maintain any tax treatment with respect to an Award pursuant to Section 102, which is not expressly specified in the Plan, the Sub-Plan or the Israeli Award Agreement, shall be considered binding upon the Company, any Employer and the Israeli Participants. Furthermore, if any provision of the Plan or Sub-Plan disqualifies Awards that are intended to qualify as 102 Awards from the beneficial tax treatment pursuant to Section 102, such provision shall not apply to the 102 Awards.

9.3
The exercise of options which are Trustee 102 Awards by means of "net settlement" in accordance with Section 5(d) of the Plan shall be subject to the receipt of a tax ruling from the ITA and executed in accordance with the terms of such ruling.

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2026 Proxy Statement | Annex A	Table of Contents

10.	TAX CONSEQUENCES DISCLAIMER

10.1
Any tax consequences arising from the grant, purchase, exercise, vesting or sale of any Award issued hereunder, from the payment for or sale of Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold Tax according to the requirements of Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Participant.

10.2	The Company and/or, when applicable, the Trustee shall not be required to release any Award or Shares to an Israeli Participant until all required Tax payments have been fully made.

10.3	Awards that do not comply with the requirements of Section 102 shall be subject to tax under Section 3(i) or 2 of the Ordinance.

10.4
With respect to Non-Trustee 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Affiliate, or otherwise if so requested by the Company and/or its Affiliates, the Israeli Participant shall extend to the Company and/or its Affiliates a security or guarantee for the payment of Tax due at the time of the sale of Shares, in accordance with the provisions of Section 102.

10.7
TAX TREATMENT.  NOTWITHSTANDING SECTION 5.5 ABOVE, IT IS CLARIFIED THAT THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS EVENTUALLY TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT.  THIS PROVISION SHALL SUPERSEDE ANY DESIGNATION OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW.  THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENTS OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING.  NO ASSURANCE IS MADE BY THE COMPANY AND ANY OF ITS AFFILIATES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WILL QUALIFY AT THE TIME OF VESTING, EXERCISE OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT.  THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS OF WHETHER THE COMPANY OR ITS AFFILIATES (INCLUDING THE EMPLOYER) COULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE ISRAELI PARTICIPANT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITY, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT.  AWARDS THAT DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE ISRAELI PARTICIPANT.

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2026 Proxy Statement | Annex A	Table of Contents

11.	ONE TIME BENEFIT

The Awards granted hereunder are extraordinary, one-time Awards granted to the Israeli Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including but not limited to, in connection with calculating severance compensation under Applicable Law, nor shall receipt of an Award entitle an Israeli Participant to any future Awards.

12.	TERM OF PLAN AND SUB-PLAN

Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Sub-Plan or for any amendment to this Sub-Plan as are necessary to comply with any Applicable Law, applicable to Awards granted to Israeli Participants under this Sub-Plan or with the Company's incorporation documents.

13.	GOVERNING LAW

Solely for the purpose of determining the Israeli tax treatment of Awards granted pursuant to this Sub-Plan, this Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the State of Israel, without reference to conflicts of law principles.

* * * * *

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2026 Proxy Statement | Annex A	Table of Contents

Vishay Intertechnology, Inc.
2023 Long-Term Incentive Plan

French Sub-Plan for Restricted Stock Units
(as adopted by the Compensation Committee of the Board of Directors on March 24, 2023)

1.	Introduction.

The Board of Directors (the “Board”) of Vishay Intertechnology, Inc. (the “Company”) has established the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan, (the “U.S. Plan”) for the benefit of certain employees of the Company and its affiliated companies (each, an “Affiliate” as defined in the U.S. Plan), including its French affiliate(s) and branch(es) of its affiliate(s) (each, a “French Entity”), of which the Company holds directly or indirectly at least 50% of the share capital.

Section 3(e) of the U.S. Plan specifically authorizes a committee designated by the Board (the “Committee”) to adopt such modifications, procedures and sub-plans as may be necessary or advisable under the laws of foreign countries in which the Company or its Subsidiaries may operate.

The Committee has determined that it is advisable to establish a sub-plan for the purpose of permitting restricted stock units granted to employees or officers of a French Entity to qualify for the specific tax and social security treatment available for such grants in France.  The Committee, therefore, intends to establish a sub-plan of the U.S. Plan for the purpose of granting restricted stock units which qualify for the specific tax and social security treatment in France applicable to shares granted for no consideration under the Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 and L. 22-10-60 of the French Commercial Code, as amended (“French-Qualified Restricted Stock Units”), to (i) qualifying employees as defined in the U.S. Plan and  (ii) officers of a French Entity who are resident in France for French tax purposes and/or subject to the French social security regime, who are also eligible to receive grants under the U.S. Plan (together, the “French Participants”).

The terms of the U.S. Plan applicable to Restricted Stock Units, shall, subject to the modifications set forth in this French Sub-Plan for Restricted Stock Units (the “French RSU Sub-Plan”), constitute the terms applicable for the grant of Restricted Stock Units to employees or officers in France.

Under the French RSU Sub-Plan, the French participants will be granted Restricted Stock Units only as defined in Section 2 hereunder.  The provisions of Section 5 of the U.S. Plan permitting the grant of stock options are not applicable to grants made under this French RSU Sub-Plan.  The grant of Restricted Stock Units is authorized under Section 9 of the U.S. Plan, which provides for the grant of stock awards.

2.	Definitions.

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the U.S. Plan. The terms set out below will have the following meanings:

(a)	Closed Period.

The term “Closed Period” shall mean a closed period as set forth by Section L. 22-10-59 of the French Commercial Code, as amended, and further described in Section 8 of this French RSU Sub-Plan.

(b)	Disability.

The term “Disability” shall mean disability as determined in categories 2 and 3 under Section L. 341-4 of the French Social Security Code, as amended, and subject to the fulfillment of related conditions.

(c)	Grant Date.

The term “Grant Date” shall be the date on which the Committee both (1) designates the French Participants, and (2) specifies the terms and conditions of the Restricted Stock Units, including the number of Shares to be issued at a future date, the conditions for the vesting of the Restricted Stock Units, the conditions for the issuance of the Shares underlying the Restricted Stock Units by the Company, if any, and the conditions for the transferability of the Shares once issued, if any.

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2026 Proxy Statement | Annex A	Table of Contents

(d)	Restricted Stock Unit.

The term “Restricted Stock Unit” shall mean a promise by the Company to issue Shares to the holder of the Restricted Stock Unit in the future, subject to specific terms and conditions, restrictions and vesting requirements (including time-based vesting requirements and/or performance-based vesting requirements).  Notwithstanding any provision in the U.S. Plan to the contrary and except in the case of death, Restricted Stock Units cannot be transferred to any third party as set forth in Section 5.

(e)	Vest Date.

The term “Vest Date” shall mean the date on which the Shares underlying the Restricted Stock Units become non-forfeitable.  Such Vest Date or Vest Dates shall be set forth in the Global Restricted Stock Unit Award Agreement in substantially the form approved by the Committee; however, no such date may occur prior to the expiration of the minimum mandatory period applicable to French-Qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended and applicable as of the Grant Date of the French Qualified Restricted Stock Units.

3.	Entitlement to Participate.

(a)
Subject to Section 3(c) below, any French Participant who, on the Grant Date of the Restricted Stock Units and to the extent required under French law, is either employed under the terms and conditions of an employment contract with a French Entity (“contrat de travail”) or who serves as the Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, or Gérant de Sociétés par actions (i.e., president, general manager, deputed manager, member of the subsidiary board or manager of an equity partnership) of a French Entity, shall be eligible to receive, at the discretion of the Committee, Restricted Stock Units under this French RSU Sub-Plan, provided that he or she also satisfies the eligibility conditions of Section 4 of the U.S. Plan.

(b)
French-Qualified Restricted Stock Units may not be issued to a corporate officer of a French Entity, other than an individual serving as the Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, or Gérant de Sociétés par actions (i.e. president, general manager, deputed manager, member of the subsidiary board or manager of an equity partnership), unless the corporate officer is an employee of a French Entity, as defined by French law.

(c)
French-Qualified Restricted Stock Units may not be issued under this French RSU Sub-Plan to French participants owning more than ten percent (10%) of the Company’s share capital or to individuals other than French Participants.

4.	Conditions of the Restricted Stock Units.

(a)	Vesting of Restricted Stock Units.

No Restricted Stock Unit shall vest unless the holder of the Restricted Stock Unit is an employee of the Company or any Subsidiary on the Vest Date.  The first Vest Date of French-Qualified Restricted Stock Units shall not occur prior to the expiration of the minimum mandatory vesting period applicable to French-Qualified Restricted Stock Units under Section L. 225-197-1 of the French Commercial Code, as amended.

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2026 Proxy Statement | Annex A	Table of Contents

(b)	Holding and Sale of Shares Issued Upon Conversion of French-Qualified Restricted Stock Units.

The Shares issued pursuant to the French-Qualified Restricted Stock Units may be subject to a minimum holding period, as calculated from the Vest Date, that may be provided for in the Restricted Stock Unit Award Agreement, which may be required to comply with the minimum mandatory holding period applicable to French-Qualified Restricted Stock Units, if required under Section L. 225-197-1 of the French Commercial Code, as amended, even if the French Participant is no longer an employee or serves as a Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, or Gérant de Sociétés par actions (i.e. president, general manager, deputed manager, member of the subsidiary board or manager of an equity partnership) of a French Entity.  In addition, as set forth in Section 8 of this French RSU Sub-Plan, the Shares issued pursuant to French-Qualified Restricted Stock Units may not be sold during certain Closed Periods as provided for by Section L. 22-10-59 of the French Commercial Code as amended, as long as such Closed Periods are applicable to the sale or transfer of Shares subject to French-qualified Restricted Stock Units.  Further, to the extent required under French law, the Committee may set a holding period for a specific percentage of the Shares underlying the French-Qualified Restricted Stock Units for the French Participants who are a Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, or Gérant de Sociétés par actions (i.e. president, general manager, deputed manager, member of the subsidiary board or manager of an equity partnership) or a similar position of the Company, if they are granted in this capacity.

(c)	French Participant's Account.

To the extent required to benefit from the French specific tax and social security regime, the Shares issued to the French Participant pursuant to the French-Qualified Restricted Stock Units shall be recorded in an account in the name of the French Participant with the Company, the transfer agent for the Company’s Shares or a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable French law.

5.	Non-Transferability of Restricted Stock Units.

Restricted Stock Units may not be transferred to any third party, other than by will or by the applicable laws of descent and distribution.  In addition, the Restricted Stock Units will vest only to the benefit of the French Participants during the lifetime of the French Participants.

6.	Adjustments and Change in Control.

In the event of an adjustment in the shares of the Company as set forth in Section 14 of the U.S. Plan or in the event of a Corporate Transaction as set forth in Sections 15 and 16 of the U.S. Plan, adjustments to the terms and conditions of the French-Qualified Restricted Stock Units or underlying Shares may be made only in accordance with the U.S. Plan and pursuant to applicable French legal, tax, and social security Code Sections including as set forth in Section L. 225-197-1 of the French Commercial Code, or if authorized pursuant to French tax and social security guidelines applicable at the date of the adjustment.   Nevertheless, the Board or the Committee, at its discretion and subject to the U.S. Plan rules, may determine to make adjustments in the case of a transaction for which adjustments are not authorized under French law, in which case the Restricted Stock Units may no longer qualify as French-Qualified Restricted Stock Units.

7.	Death and Disability.

Upon the Company’s receipt within six months following the death of a French Participant of a written request from such French Participant’s heirs in a form satisfactory to the Company, the Company shall issue the shares underlying the French-Qualified Restricted Stock Units to the French Participant’s heirs. If a French Participant’s employment with the Company or any Affiliate of the Company terminates by reason of his or her death or Disability (as defined herein), the French Participant or the French Participant’s heirs, as applicable, shall not be subject to the restriction on the transfer of shares, if applicable, set forth in Section 4 (b).

8.	Closed Periods.

Shares issued pursuant to conversion of French-Qualified Restricted Stock Units may not be sold by any shareholder during a Closed Period, so long as and to the extent such Closed Periods are applicable to French-Qualified Restricted Stock Units granted by non-French issuing companies.

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2026 Proxy Statement | Annex A	Table of Contents

9.	Disqualification of French-Qualified Restricted Stock Units.

If the Restricted Stock Units or the underlying shares are otherwise modified or adjusted in a manner in keeping with the terms of the U.S. Plan or as mandated as a matter of law and the modification or adjustment is contrary to the terms and conditions of this French RSU Sub-Plan, the Restricted Stock Units may no longer qualify as French-Qualified Restricted Stock Units.  If the Restricted Stock Units no longer qualify as French-Qualified Restricted Stock Units, the Committee may, provided it is authorized to do so under the U.S. Plan, determine to lift, shorten or terminate certain restrictions applicable to the vesting of the Restricted Stock Units or the sale of Shares which may have been imposed under this French RSU Sub-Plan or in the agreement representing the Restricted Stock Units.  In the event that any Restricted Stock Units no longer qualify as French-Qualified Restricted Stock Units, the holder of such Restricted Stock Units shall be ultimately liable and responsible for all taxes and/or social security contributions that he or she is legally required to pay in connection with such Restricted Stock Units.

10.	Interpretation.

It is intended that Restricted Stock Units granted under this French RSU Sub-Plan shall qualify for the specific tax and social security treatment applicable to Restricted Stock Units granted under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 and L. 22-10-60 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax and social security laws.  The terms of this French RSU Sub-Plan shall be interpreted accordingly and in accordance with the relevant guidelines published by French tax and social security administrations and subject to the fulfillment of certain legal, tax and reporting obligations, if applicable.  However, certain corporate transactions may impact the qualification of the Restricted Stock Units and the underlying shares for the specific regime in France.

11.	Settlement of Restricted Stock Units.

Notwithstanding any provision of Sections 9 and 13(c) of the U.S. Plan, (a) no dividend equivalents or other payments will be made in respect of the Restricted Stock Units prior to the vesting of the Restricted Stock Units and (b) the Restricted Stock Units will only be settled in Shares and will not be settled in cash.

12.	Employment Rights.

The adoption of this French RSU Sub-Plan shall not confer upon the French Participants, or any employees of a French Entity, any employment rights and shall not be construed as part of any employment contracts that a French Entity has with its employees.

13.	Number of Shares Granted and Shareholder Authorization.

The U.S. Plan and the Share limitations contained in the U.S. Plan thereof have been authorized by the Company’s shareholders for grants to French Participants.  Such authorization is intended to meet the requirements of Sections L. 225-197-1 and L. 225-197-5 and L. 22‑10‑59 and L. 22‑10-60 of the French Commercial Code, as amended, to the extent applicable to awards granted by the Company.

14.	Language.

If the U.S. Plan, this French RSU Sub-Plan or any other document related thereto or to any Award granted hereunder is translated into a language other than English and if the translated version is different than the English version, the English version will control.

15.	Amendments.

Subject to the terms of the U.S. Plan, the Committee reserves the right to amend, suspend or terminate the French RSU Sub-Plan at any time, without any retroactive effect.

16.	Effective Date.

This French RSU Sub-Plan was adopted by the Compensation Committee of the Board of Directors of the Company on March 24, 2023 and shareholder approval by the Company's shareholders of the U.S. Plan and this French RSU Sub-Plan was obtained on May 23, 2023.  This French RSU Sub-Plan becomes effective following shareholder approval.

**

A-22	Vishay Intertechnology, Inc. | 2026 Proxy Statement

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VISHAY INTERTECHNOLOGY, INC. 63 LANCASTER AVENUE MALVERN, PA 19355
During The Meeting - Go to www.virtualshareholdermeeting.com/VSH2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 17, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V92762-P44988	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

VISHAY INTERTECHNOLOGY, INC. The Board of Directors recommends that you vote FOR ALL of the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees for 3-year terms 01) Michael J. Cody 02) Dr. Abraham Ludomirski 03) John Malvisi 04) Raanan Zilberman	○	○	○

The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.				○	○	○

3.	The advisory vote on the approval of the compensation of our named executive officers.				○	○	○

4.	To approve Amendment No. 1 to the Vishay Intertechnology, Inc. 2023 Long-Term Incentive Plan.				○	○	○

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please email your address changes or comments to: Investor@vishay.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held May 18, 2026.

The following materials, also included with this Notice, are available for view on the Internet:

Proxy Statement for the 2026 Annual Meeting of Stockholders

2025 Annual Report to Stockholders

To view these materials, visit http://ir.vishay.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

VISHAY INTERTECHNOLOGY, INC.
2026 Annual Meeting of Stockholders

The undersigned hereby appoints Marc Zandman, Joel Smejkal, and David McConnell, and each of them acting individually, with full power of substitution, to vote all shares of common stock and Class B common stock of Vishay Intertechnology, Inc. which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders of Vishay Intertechnology, Inc. to be held virtually at www.virtualshareholdermeeting.com/VSH2026, at 9:00 a.m., U.S. eastern time, on Monday, May 18, 2026, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as indicated on the reverse side:

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be dated and signed on the other side.)